As filed with the U.S. Securities and
Exchange Commission on July 24, 2019
Registration Nos. 33-4382 & 811-4626

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 57	[ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]

Amendment No. 58	[ X ]

THE CASCADES TRUST
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)
Diana P. Herrmann
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and Address of Agent for Service)

Copy to:
Roger P. Joseph, Esq.
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on (July 25, 2019) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
[ ]	This post-effective amendment designates a new effective date for a previous post-effective amendment.

 [AQUILA GROUP OF FUNDS LOGO]

PROSPECTUS
July 25, 2019

[Logo
Aquila Tax-Free
Trust of Oregon]

	CLASS A SHARES	CLASS C SHARES	CLASS F SHARES	CLASS Y SHARES
	TICKER SYMBOL ORTFX	TICKER SYMBOL ORTCX	TICKER SYMBOL ORFFX	TICKER SYMBOL ORTYX
Aquila Tax-Free Trust of Oregon

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already receive shareholder reports electronically, you will not be affected by this change and need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (i.e. broker dealer or bank) or, if you invest directly with the Trust, by calling 1-800-437-1000.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-437-1000. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the Aquila Group of Funds if you invest directly.

The address, telephone number and website of the Trust is: 120 West 45th Street, Suite 3600 New York, NY 10036 212-697-6666 www.aquilafunds.com
To make shareholder account inquiries, call the
Trust's Shareholder Servicing Agent at:
800-437-1000 (or, for financial professionals:
800-437-1020) or you can write to BNY Mellon
Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Trust Summary	1

Investment Objective	1

Fees and Expenses of the Trust	1

Principal Investment Strategies	2

Principal Risks	3

Trust Performance	6

Management	7

Purchase and Sale of Trust Shares	7

Tax Information	7

Payments to Broker-Dealers and Other Financial Intermediaries	7

Additional Information About the Trust's Principal Investment Strategies and Principal Risks	7

Trust Management	16

Net Asset Value per Share	17

Purchases	18

Redeeming an Investment	21

Alternative Purchase Plans	25

Dividends and Distributions	34

Tax Information	35

Financial Highlights	38

Broker-Defined Sales Charge Waiver Policies	42

TRUST SUMMARY

Investment Objective

The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Trust

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Trust or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under "Alternative Purchase Plans" on page 25 of the Trust's Prospectus, "Sales Charges - Class A Shares" on page 27 of the Prospectus, "Broker-Defined Sales Charge Waiver Policies" on page 42 of the Prospectus, and "Purchase, Redemption, and Pricing of Shares" on page 45 of the Statement of Additional Information (the "SAI").  If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Trust Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.15%	1.00%	None	None
Other Expenses	0.15%	0.15%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Trust Operating Expenses	0.71%	1.56%	0.56%	0.56%
Total Fee Waivers and/or Reimbursement (2)	0.01%	0.01%	0.01%	0.01%
Total Annual Trust Operating Expenses after Fee Waivers and Reimbursements(2)	0.70%	1.55%	0.55%	0.55%

(1)
Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial front-end sales charge but may pay a contingent deferred sales charge of up to 0.50 of 1% for redemptions within one year of purchase and up to 0.25 of 1% for redemptions during the second year after purchase.

(2)
The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.40 of 1% of net assets of the Trust up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2020.   Prior to September 30, 2020, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

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Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Trust's operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$469	$617	$778	$1,246
Class C Shares	$258	$492	$849	$1,416
Class F Shares	$56	$178	$312	$700
Class Y Shares	$56	$178	$312	$700

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$158	$492	$849	$1,416

Portfolio Turnover
The Trust pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trust's performance. During the fiscal year ended March 31, 2019, the Trust's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Trust's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities; these obligations may also include certain other governmental issuers.  We call these "Oregon Obligations." These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Oregon Obligations, such as general obligation issues, are backed by the issuer's taxing authority, while other Oregon Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Trust's weighted average maturity has traditionally been between 5 and 15 years.

At the time of purchase, the Trust's Oregon Obligations must be of investment grade quality. This means that they must either

*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

*	if unrated, be determined to be of comparable quality by the Sub-Adviser.

The Sub-Adviser selects obligations for the Trust's portfolio in order to achieve the Trust's objective by considering various characteristics including quality, maturity and coupon rate.

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Principal Risks

You may lose money by investing in the Trust.  Following is a summary description of certain risks of investing in the Trust.

Market Risk. The value of securities owned by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment.  When market prices fall, the value of your investment will go down.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  The U.S. Federal Reserve has reduced its market support activities and has raised interest rates.  Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Trust invests.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Trust.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit Risk. If an issuer or obligor of a security held by the Trust or a counterparty to a financial contract with the Trust defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Oregon and Other Municipal Obligations. The Trust may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Trust may invest.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  The strength of the Oregon economy will
3 / Aquila Tax-Free Trust of Oregon

be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  The strength of residential construction is important to the Oregon economy due to wood products production.  Oregon's debt levels are high in relation to its economic base.  The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes.  Oregon is facing a revenue shortfall and significant long-term pension liabilities.  The Oregon Public Employees Retirement System ("PERS") Board has increased public employers' contribution rates to address the unfunded liability.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Trust's Oregon Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. The Trust may make investments that are illiquid or become illiquid after purchase.  Illiquid assets may also be difficult to value. If the Trust is forced to sell an illiquid security to meet redemption requests or other cash needs, the Trust may be forced to sell the security at a loss.  The Trust may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).  In extreme cases, this may constrain the Trust's ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities.  Issuers may be more likely to prepay their securities if interest rates fall.  If this happens, the Trust will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Trust may also lose any premium it paid on prepaid securities.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market.  This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Trust could receive for any particular portfolio investment may differ from the Trust's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Trust shares on days when the Trust is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Trust had not fair-valued securities or had used a different valuation methodology.  The Trust's ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Redemption Risk.  The Trust may experience heavy redemptions that could cause the Trust to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures or breaches by the Trust's Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor and other service providers may disrupt Trust operations, interfere with the Trust's ability to calculate its NAV, prevent Trust shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk.  The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Trust invests in the securities of specific issuers or issues of a similar project type, the more the Trust is exposed to risks associated with investments in those issuers or types of projects.  Also, the Trust may be more risky than a more geographically diverse fund.

These risks are discussed in more detail later in the Prospectus or in the SAI.
5 / Aquila Tax-Free Trust of Oregon

Trust Performance

The following bar chart and table provide some indication of the risks of investing in the Trust by showing changes in the Trust's performance from year to year and by showing how the Trust's average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses.  The Trust's past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

ANNUAL TOTAL RETURNS - as of December 31
Class Y Shares - 2009 – 2018

15%

                 11.10%
                  XXXX          10.00%
10%               XXXX           XXXX
                  XXXX           XXXX
                  XXXX           XXXX
                  XXXX           XXXX                    7.14%
                  XXXX           XXXX                    XXXX
5%                XXXX           XXXX    5.94            XXXX
                  XXXX           XXXX    XXXX            XXXX
                  XXXX           XXXX    XXXX            XXXX    2.97%          3.09%
                  XXXX   1.33    XXXX    XXXX            XXXX    XXXX           XXXX
                  XXXX   XXXX    XXXX    XXXX            XXXX    XXXX           XXXX    0.72%
0                 XXXX   XXXX    XXXX    XXXX            XXXX    XXXX           XXXX    XXXX
                                                 XXXX                    XXXX
                                                 XXXX                   -0.22%
                                                -2.33
-5%

-10%

                  2009   2010    2011    2012    2013    2014    2015    2016    2017   2018

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.51% (quarter ended September 30, 2009) and the lowest return for a quarter was -2.92% (quarter ended December 31, 2016).

The year-to-date (from January 1, 2019 to June 30, 2019) total return for Class Y Shares was 3.74%.

Average Annual Total Returns for
the Periods Ended December 31, 2018

	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	(3.47)%	1.72%	3.31%
Class C	(1.27)%	1.69%	2.86%
Class Y	0.72%	2.71%	3.89%
Class Y Returns After Taxes:
On Distributions	0.72%	2.71%	3.88%
On Distributions and Redemption	1.42%	2.73%	3.79%
Bloomberg Barclays Quality Intermediate Municipal Bond Index. (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	1.51%	2.56%	3.51%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Trust shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.  (Please note that an investment in shares of the Trust may not be suitable for you if you are investing through a tax-deferred account).  The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.
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Management

Investment Adviser - Aquila Investment Management LLC (the "Manager")

Sub-Adviser - Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the "Sub-Adviser")

Portfolio Manager -- Mr. Christopher Johns has served as a portfolio manager of the Trust since 2011.  Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992.  Mr. Timothy Iltz has served as a portfolio manager of the Trust since 2018.

Purchase and Sale of Trust Shares

You may purchase, redeem or exchange shares of the Trust on any day the New York Stock Exchange is open for business. Transactions in Class A Shares or Class C Shares may be made either through a financial advisor or directly with the Trust.  The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.  Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Trust intends to distribute income that is exempt from regular Federal income tax and Oregon state personal income tax. Portions of the Trust's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Trust through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Trust and Aquila Distributors LLC (the "Distributor") or the Manager may pay the intermediary for the sale of Trust shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Trust over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Additional Information About the Trust's
Principal Investment Strategies and Principal Risks

Additional Information About the Trust's Principal Investment Strategies

Investment objective

The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Oregon Obligations

The Trust invests primarily in Oregon Obligations, which are a type of municipal obligation. Oregon Obligations are obligations of the State of Oregon and its political subdivisions, agencies and public authorities and of certain other governmental issuers, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Oregon personal income tax.  The Trust purchases the obligations of governmental issuers other than Oregon governmental issuers only when obligations of the State of Oregon and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Trust's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy and the Trust's investment objective, the Trust's investment strategies and
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policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the Statement of Additional Information.

Municipal Obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

* municipal notes and bonds,
* full faith and credit obligations,
* tax, revenue or bond anticipation notes,
* construction loan notes,
* project notes, which sometimes carry a U.S. government guarantee,
* municipal lease/purchase agreements,
* participation interests in municipal or other securities, and
* floating and variable rate demand notes.

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. The various public purposes for which municipal obligations are issued include:

* obtaining funds for general operating expenses,
* refunding outstanding obligations,
* obtaining funds for loans to other public institutions and facilities, and
* funding capital construction, such as the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and wastewater systems.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. Municipal obligations include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee.  The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Variable and Floating Rate Securities

Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline.
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Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Trust's portfolio managers will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Trust, or if an obligor of such a security has difficulty meeting its obligations, the Trust may obtain or exchange a new or restructured security or underlying assets. In that case, the Trust may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Trust may incur expenses in an effort to protect the Trust's interest in securities experiencing these events.

Additional Investment Strategies

Cash Management

The Trust may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.

Defensive Investing

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  The Trust may take temporary defensive positions and invest in shares of money market funds, any type of taxable money market instrument and short-term debt securities without regard to any percentage limitations.  Although the Trust has the ability to take such defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Other Fixed Income Securities

Subject to the Trust's 80% policy, the Trust is permitted, but not required, to purchase fixed income securities that pay interest that is subject to regular federal and/or state income taxes. Such investments may include, but are not limited to, taxable obligations issued by states, other taxable obligations such as Build America Bonds, and U.S. government securities.  Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. The issuer or borrower of the security usually pays a fixed, variable or floating rate of interest and repays the amount borrowed, usually at the maturity of the instrument. However, some fixed income securities, such as zero coupon bonds, do not pay current interest but are issued at a discount from their face values. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. The Trust's investments in such taxable obligations, together with money market funds, taxable money market instruments and short-term debt securities, may not exceed 20% of the Trust's assets.
9 / Aquila Tax-Free Trust of Oregon

[picture]
North Clackamas County School District No. 12

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State of Oregon

 [Logo]
AQUILA TAX-FREE TRUST OF OREGON

[picture]
City of Portland

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Oregon Health and Science University

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Eugene Water & Electric Board

The Trust invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Oregon. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Trust's portfolio as of May 31, 2019 and together represented approximately 38% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Additional Information About the Principal Risks of Investing in the Trust

Market Risk. The market prices of fixed income and other securities owned by the Trust may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by the Trust fall, the value of your investment in the Trust will decline.  The value of a security may fall due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities.  The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.  In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.  Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts.  These conditions may continue, recur, worsen or spread.  Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.  U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels.  The U.S. Federal Reserve has reduced its market support activities and has raised interest rates.  Certain foreign governments and central banks have implemented or may implement so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth.  Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Trust invests.  Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom's expected exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  Economies and financial markets throughout the world have become increasingly interconnected.  Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets.  As a result, whether or not the Trust invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Trust's investments may suffer.

Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Trust's yield will decline.  Also, when interest rates decline, investments made by the Trust may pay a lower interest rate, which would reduce the income received by the Trust; however the value of fixed income securities generally rise when interest rates decline.  A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result
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in increased redemptions from the Trust.  The maturity of a security may be significantly longer than its effective duration.  A security's maturity and other features may be more relevant than its effective duration in determining the security's sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Trust's variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Trust before interest rates in the Trust's securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the Trust fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security's credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Trust could decline. If the Trust enters into financial contracts (such as when-issued and delayed delivery transactions), the Trust will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the Trust may incur expenses and suffer delays in an effort to protect the Trust's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Trust invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by the Trust is downgraded by a rating agency, the value of such obligations may be negatively affected.  The Trust also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  In the case of an insured bond, the bond's rating will be deemed to be the higher of the rating assigned to the bond's issuer or to the insurer.  The Trust may hold several investments covered by one insurer, which would increase the Trust's exposure to the claims-paying ability of that insurer.

In the past, the Trust has invested significantly in pre-refunded municipal bonds, which typically have a higher credit quality than other municipal bonds and a higher current income than other bonds that have a similar credit quality and maturity.  Recent legislation has eliminated the tax exemption for pre-refunded municipal bonds.  Accordingly, the Trust's investments may be subject to greater credit risk and lower yields than prior to the tax law changes.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.
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Risks Associated with Investments in Oregon and Other Municipal Obligations.  The Trust may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers in which the Trust may invest.

The strength of the Oregon economy will be affected by, among other factors, the strength of the national and global economies, federal fiscal, monetary and trade policies, geopolitical risks, and business and consumer uncertainty related to these issues.  The strength of residential construction is important to the Oregon economy due to wood products production.

Oregon's debt levels are high in relation to its economic base. The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. The State has mixed demographic trends with above average population and in migration growth, but below average wealth levels. Property taxes are a significant source of revenue for many local governments.  The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. Oregon is facing a revenue shortfall and significant long-term pension liabilities.  The Oregon Public Employees Retirement System Board has increased public employers' contribution rates to address the unfunded liability.

There can be no assurance that Oregon's fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Oregon's fiscal situation increases the risk of investing in Oregon municipal securities, including the risk of potential issuer default, and also heightens the risk that prices of Oregon municipal securities, and the Trust's net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Oregon issuers could result in a reduction in the market value of Oregon municipal securities held by the Trust, which could negatively impact the Trust's net asset value, yield and/or distributions paid by the Trust.

The foregoing and other factors may result in losses to the Trust.  More detailed information about the economy of Oregon may be found in the SAI.

Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  Timely, accurate and complete information regarding municipal issuers may not be available.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated
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tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  There could be legal challenges to the authority of certain entities to issue municipal securities.  In recent periods a number of municipal issuers in the U.S. have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality's debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Trust's investments.

Tax Risk. The Trust purchases municipal securities the interest on which, in the opinion of bond counsel or other counsel at the time the securities are issued, is exempt from regular Federal income tax and Oregon state personal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the "IRS") or state taxing authorities will agree with bond counsel's opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or Oregon state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Trust shareholders could be recharacterized as taxable dividends. Recent legislation has eliminated the tax exemption for certain types of municipal bonds.  Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by the Trust. Interest on bonds issued by states other than Oregon (or political subdivisions of such states) is subject to Oregon personal income tax.

Liquidity Risk.  Liquidity risk is the risk that particular investments, or investments generally, may be difficult to purchase or sell. Although most of the Trust's investments must be liquid at the time of investment, investments may become illiquid after purchase by the Trust, particularly during periods of market turmoil.  Liquidity and value of investments can deteriorate rapidly.  Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities.  As a general matter, dealers recently have been less willing to make markets for fixed income securities.  A lack of liquidity or other adverse credit market conditions may affect the Trust's ability to sell its investments and to purchase suitable investments.  When the Trust holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Trust is forced to sell these investments to meet redemption requests or for other cash needs, the Trust may suffer a loss.  The Trust may experience heavy redemptions that could cause the Trust to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.  In addition, when there is illiquidity in the market for certain investments, the Trust, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  To the extent that the Trust holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer).  The Trust will not receive its sales proceeds until that time, which may constrain the Trust's ability to meet its obligations (including obligations to redeeming shareholders).  Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or
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call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Trust holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Trust could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Trust purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Trust may lose the amount of the premium paid in the event of prepayment.

Extension Risk.  When interest rates rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline even more than they would have declined due to the rise in interest rates alone.  This may cause the Trust's share price to be more volatile.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser's judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which the Trust could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Trust's valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Trust values investments using fair value methodologies. Investors who purchase or redeem Trust shares on days when the Trust is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Trust had not fair-valued securities or had used a different valuation methodology.  The Trust's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk.  The Trust may experience periods of heavy redemptions that could cause the Trust to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets.  Redemption risk is greater to the extent that the Trust has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs.  In addition, redemption risk is heightened during periods of overall market turmoil.  The redemption by one or more large shareholders of their holdings in the Trust could hurt performance and/or cause the remaining shareholders in the Trust to lose money.  If one decision maker has control of Trust shares owned by separate Trust shareholders, including clients or affiliates of the Trust's Manager or Sub-Adviser, redemptions by these shareholders may further increase the Trust's redemption risk.  If the Trust is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cybersecurity Risk. Cybersecurity failures or breaches by the Trust's Manager, Sub-Adviser, Transfer Agent, Custodian, Distributor and other service providers may disrupt Trust operations, interfere with the Trust's ability to calculate its NAV, prevent Trust shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future.  The Trust and its shareholders could be negatively impacted as a result.

Non-Diversification Risk.  The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act").  Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a small number of issuers.  In general, the more the Trust
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invests in the securities of specific issuers or issues of a similar project type, the more the Trust is exposed to risks associated with investments in those issuers or types of projects.  Also, the Trust may be more risky than a more geographically diverse fund.

Risk of Increase in Expenses. Your actual costs of investing in the Trust may be higher than the expenses shown in "Annual Trust Operating Expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Trust expense ratios are more likely to increase when markets are volatile.

Cash Management Risk and Defensive Investing Risk.  Money market instruments or short-term debt securities held by the Trust for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Trust holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Trust will not earn income on the cash and the Trust's yield will go down. If a significant amount of the Trust's assets are used for cash management or defensive investing purposes, it will be more difficult for the Trust to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent the Trust from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Trust's website.

Trust Management

How is the Trust managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Manager, is the Trust's investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the "Sub-Adviser"), under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, and providing other administrative services.

The Sub-Adviser provides the Trust with local advisory services.

Under the Sub-Advisory Agreement, the Sub-Adviser supervises continuously the investment program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser's expense, providing for pricing of the Trust's portfolio daily.

The Manager is currently entitled to receive a management fee at the annual rate of 0.40 of 1% of the Trust's average annual net assets.  During the fiscal year ended March 31, 2019, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.  The Manager, and not the Trust, pays the Sub-Adviser a fee at the annual rate of 0.18 of 1% on the first $400 million in average net
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assets, 0.16 of 1% above that amount up to $1 billion in average net assets and 0.14 of 1% on all assets above $1 billion.  After waivers and/or reimbursements, the Trust paid management fees equal to 0.39 of 1% of its average annual net assets during the fiscal year ended March 31, 2019.

A discussion regarding the Trustees' basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the Trust's semi-annual report to shareholders for the period ended September 30, 2018.

Information about the Manager and the Sub-Adviser

The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2019, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.1 billion, of which approximately $2.6 billion consisted of assets of the tax-free municipal bond funds.  AMC's address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.

The Sub-Adviser is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  As of March 31, 2019, the Sub-Adviser had approximately $1.1 billion in assets under management. It has a local office at 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns has served as a portfolio manager of the Trust since 2011. Mr. Johns has also been the portfolio manager of Aquila Tax-Free Fund of Colorado ("ATFFC"), which has investment objectives similar to those of the Trust, since that fund's inception in 1987. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver, which acted as investment adviser to ATFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

Mr. Timothy Iltz has served as a portfolio manager of the Trust since 2018. Mr. Iltz has over 20 years of experience in the fixed income industry, serving clients as portfolio manager, financial advisor, investment banker, analyst and consultant. Mr. Iltz has been a Vice President and Municipal Bond Credit Analyst at the Sub-Adviser since 2011. He previously worked as a Vice President in Fixed Income Banking for Wedbush Securities in Portland and has over 11 years of public finance investment banking experience including the full spectrum of bond issues available to local governments.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Trust.

The Trust is not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), and the Trust's Board of Trustees, Adviser, Administrator and other service providers are not fiduciaries under ERISA.  Nothing in this Prospectus is intended to constitute advice for purposes of ERISA.

Net Asset Value per Share

The net asset value of the shares of each of the Trust's classes of shares is determined on each day that the New York Stock Exchange is open (a "business day"), as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Trust's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class
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outstanding at that time.  If the New York Stock Exchange closes at another time, the Trust will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Trust provides individuals with alternative ways to purchase shares through different classes of shares. Although the classes of shares of the Trust have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of Oregon Obligations. An investor should choose the class that best suits the investor's circumstances and needs.

Class A Shares and Class C Shares are available to investors either through a financial intermediary or directly from the Trust.

Class F Shares and Class Y Shares are available only to investors who are investing through a financial intermediary.  Not all financial intermediaries make Class F Shares and Class Y Shares available to their clients.

In which states can I buy shares of the Trust?

You can purchase shares of the Trust if you live in Oregon or in one of the other states listed below.

If you are a resident of a state other than Oregon, dividends from the Trust may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Trust.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

* Oregon * Arizona * California
* Colorado * Florida * Hawaii * Idaho
* Illinois *Kansas * Minnesota * Nevada
New Jersey * New Mexico * New York
* Ohio * Pennsylvania * Texas * Washington

In addition, Class A Shares are available in

Alabama * Indiana * Virginia.

In addition, Class C Shares are available in Nebraska.

On the date of this Prospectus, Class F Shares are available in all 50 states.

On the date of this Prospectus, Class Y Shares are available in:

* Oregon * Arizona * California * Colorado * Delaware * Florida
Hawaii * Idaho * Illinois * Kansas * Minnesota
New Jersey * Nevada * New Mexico
New York * Ohio * Pennsylvania * Washington

The Trust and the Distributor may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

*	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.
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*	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Trust shares.

Option II

*	$50 or more if an Automatic Investment Program is established.

*	Subsequently, any amount you specify of $50 or more.

*	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

Class F and Class Y Shares

Class F and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

Class A and Class C Shares

You may purchase Class A and Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors LLC, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Trust's Agent, BNY Mellon Investment Servicing (US) Inc. (the "Agent" or "BNY Mellon").

Class F and Class Y Shares

Class F and Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

All Share Classes

Except as provided in the SAI, under the caption "Purchase, Redemption and Pricing of Shares," an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A Shares and the net asset value next determined after your purchase order is received in proper form for Class C, F and Y Shares. (See "What price will I pay for the Trust's shares?") A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to Aquila Tax-Free Trust of Oregon.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Trust's Agent, BNY Mellon.

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The Trust is available for purchase in the states identified above, and in Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Distributor, the Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Trust by wire transfer.  We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to Aquila Tax-Free Trust of Oregon.

* Fill out the pre-printed stub attached to the Trust's confirmations or supply the name(s) of account owner(s), the account number, and the name of the Trust.

* Send your check and account information to your dealer or to the Trust's Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

Neither initial nor subsequent investments should be made by third party check, travelers check, starter checks (bank check stock with no account holder information identified) or credit card check.

Opening or Adding to a Class F or Class Y Share Account

An investor may open a Class F or Class Y Share account or make additional investments in Class F or Class Y Shares only through a financial intermediary.

Can I transfer funds electronically?

Once your account has been opened and funded, you can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House ("ACH"). You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Trust's Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will

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deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class F Shares and Class Y Shares.

Redeeming an Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent or your financial intermediary, that has a sales agreement with the Distributor, in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

*-Class C Shares held for less than 12 months (from the date of purchase); and

*-CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	Please call 800-437-1000 toll-free for FAX instructions

For liquidity and convenience, the Trust offers expedited redemption.
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Expedited Redemption Methods for Class A or Class C Shares

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from the shareholder of record by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply account information and personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX (please call 800-437-1000 toll-free for FAX instructions). The letter, signed by the registered shareholder(s), must indicate:

account name(s)

account number

amount to be redeemed

any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) Medallion signature guarantees and (3) possible additional documentation.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

Regular Redemption Method for Class A or Class C Shares

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Trust's Agent, which includes:

•	account name(s);

•	account number;

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Trust); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Medallion Signature Guarantees.  If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.  Acceptable Medallion signature guarantees may be obtained from banks or brokerage firms that are members of either the Securities Transfer Association Medallion Signature Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchange Medallion Program ("SEMP").
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Certificate Shares

The Trust no longer issues share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Trust's Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under "Regular Redemption Method" and (3) a stock assignment form.

To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a Medallion signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a Medallion signature guarantee is required, you must follow the procedures described above under "Regular Redemption Method."

What are the methods of payment of redemption proceeds for Class A and Class C Shares?

Redemption proceeds may be sent by check, wire or transferred through ACH, as follows:

Redemption	Method of Payment	Charges
Under $1,000.	Check or ACH.	None.
$1,000 or more.	Check, ACH or wire to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Trust may modify or terminate the use of ACH to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.
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Are there any reinvestment privileges for Class A and Class C Shares?

If you own Class A or Class C Shares, you may reinvest proceeds of redemption within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there an Automatic Withdrawal Plan?

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, F or Y Shares.

Redeeming Class F and Class Y Shares

You may redeem all or any part of your Class F or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class F and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Trust's Agent.  Financial intermediaries may charge a fee for effecting redemptions.  A redemption may result in a taxable transaction to the redeeming investor.

General

Redemption proceeds are normally sent to your address of record on the next business day following receipt of your redemption request in proper form, but in any event within seven days, regardless of the method used to make such payment (e.g., check, wire or electronic transfer (ACH)).

The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Under normal circumstances, the Trust expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling assets to generate cash.  Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Trust's investments, the Trust may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances.  Under such circumstances, the Trust could be forced to liquidate assets at inopportune times or at a loss or depressed value.  The Trust also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

Redemption proceeds may be paid in whole or in part "in kind," that is by distribution of the Trust's portfolio securities.  The Trust may redeem in kind if, for example, the Trust reasonably believes that a cash redemption may have a substantial impact on the Trust and its remaining shareholders.  Securities you receive this way may increase or decrease in value while you hold them and you may incur transaction costs and tax liability when you convert the securities to cash.
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During periods of deteriorating or stressed market conditions, when an increased portion of the Trust's portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the Trust may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Trust to identify you.  The Trust may close your account if we cannot adequately verify your identity.

Investing through financial intermediaries

If you invest in the Trust through your financial intermediary, the options and services available to you may be different from those discussed in this Prospectus. Shareholders investing through financial intermediaries may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the Trust, and your financial intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Trust. You should ask your financial intermediary about its services and any applicable fees.

Responsibility for Fraud

The Trust will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Trust immediately about any transactions or changes to your account that you believe to be unauthorized.

Alternative Purchase Plans

How do the different arrangements for the Trust's share classes affect the cost of buying, holding and redeeming shares, and what else should I know about the Trust's share classes?

The Trust offers several classes of shares. All classes represent interests in the same portfolio of investments. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor's circumstances and needs.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Trust or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Trust shares directly from the Trust or through another intermediary to receive these waivers or discounts. Please see the section "Broker-Defined Sales Charge Waiver Policies" immediately before the back cover of this Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
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	Class A Shares "Front-Payment Class"	Class C Shares "Level-Payment Class"
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge ("CDSC")	None (except for certain purchases of $250,000 or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees	A distribution fee of 0.15 of 1% is imposed on the average annual net assets represented by the Class A Shares.
Distribution and service fees of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).  A distribution fee of 0.75 of 1% may be paid to certain broker/dealers and other qualified recipients.  A service fee of 0.25 of 1% will be paid to the Distributor.

Other Information
The initial sales charge is waived or reduced in some cases.  Larger purchases qualify for lower sales charges.  Financial intermediaries may offer their own (i.e., a financial intermediary-specific) sales charge waiver(s).

Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

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	Class F Shares "Fiduciary Class"	Class Y Shares "Institutional Class"
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.	None.
Other Information	N/A	N/A

What price will I pay for the Trust's shares?

Class A Shares Offering Price	Class C, F and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.
An investor will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust's best interest to do so.

Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  As noted above, shares of the Trust are available in other share classes that have different fees and expenses.

Sales Charges – Class A Shares

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a "single purchaser" of Class A Shares. A "single purchaser" is:

* an individual;

* an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

* a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

* a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended.

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable
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reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A "single purchaser" will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Net Amount Invested
Less than $25,000 $25,000 but less than $50,000 $50,000 but less than $100,000 $100,000 but less than $250,000	4.00% 3.75% 3.50% 3.25%	4.17% 3.90% 3.63% 3.36%
For purchases of $250,000 or more see "Sales Charges for Purchases of $250,000 or More."

For example:

If your purchase amount is $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x 0.04 = $400)
The value of your account would be equivalent to the amount of your purchase less the sales charge. (The net amount invested in your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the net amount invested in your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.
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Sales Charges for Purchases of $250,000 or More

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $250,000 or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Please see the SAI for information regarding the CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019.

Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila Fund Shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The CDSC will be waived for:

* - Redemption following the death of the shareholder or beneficial owner.

* - Redemption by the Trust when an account falls below the minimum required account size.

* - Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.
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The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

"Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A "single purchaser" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Trust, certain family members of, and plans for the benefit of, the foregoing and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

The Trust also permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.  A qualified group is a group or association that: (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iii) complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.  At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.  Examples of a qualified group include, but are not limited to: certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by a financial intermediary that has entered into an agreement with the Trust's Distributor. Financial intermediaries offering such programs may or may not charge transaction fees.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans (e.g., employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEP IRAs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries

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that offer Class A Shares of the Trust, except as set forth under "Broker-Defined Sales Charge Waiver Policies" below.  Please see the SAI for additional information about sales charge waivers and reductions.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Trust will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer "street name" or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.

The availability of certain CDSC waivers may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" below for more information.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

Purchase and Redemption of Class F Shares and Class Y Shares

Class F Shares and Class Y Shares may be available on certain brokerage platforms.  An investor transacting in Class F Shares or Class Y Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the Trust are available in other share classes that have different fees and expenses.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Trust shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers and other financial intermediaries for providing services intended to result in the sale of Trust shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See "Additional Information" below and in the SAI for discussions of marketing support payments.

Exchange Privilege – Class A, C, F and Y Shares

Generally, you can exchange shares of any class of the Trust into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee.

The exchange privilege is available to Class F or Class Y Shares to the extent that other funds in the Aquila Group of Funds are made available to its customers by an investor's financial intermediary. All exchanges of Class F and Class Y Shares must be made through the investor's financial intermediary.  Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of
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exchanges or to reject any exchange if (i) the Trust or any of the other funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other funds in the Aquila Group of Funds.

Before you request an exchange, consider the investment objectives and policies of the fund for which you are exchanging shares, as described in that fund's prospectus.  You generally will have to pay income taxes on an exchange.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Trust and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust's policy on frequent trading extends to purchases through exchanges. (See "Exchange Privilege" above.)

What about confirmations?

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of the Trust placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary's arrangement with the Trust and the Distributor.

Is there a Distribution Plan?

The Trust has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 (the "Rule") in order to:

(i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

(ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and

(iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, the Trust makes payments with respect to Class A and Class C Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares and 0.75 of 1% for Class C Shares of the average annual net assets represented by each such class.  Payments with respect to each class are made only out of the Trust's assets allocable to that class.  Because these distribution fees are paid out of assets on an
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ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

Whenever the Trust makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust's average annual net assets.

Shareholder Services Plan for Class C Shares

The Trust's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is made only out of the Trust's assets represented by the Class C Shares.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Trust

In addition to, rather than in lieu of, fees paid by the Trust under its Distribution Plan or Shareholder Services Plan, the Trust may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries ("financial advisors").

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Trust, although such assets may include profits derived from services provided to the Trust) to financial advisors in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as "revenue sharing."  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with "shelf space."  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant to the Distributor and/or its related companies.  Nonetheless, the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Trust over other investment options.  To obtain more information on how additional compensation may have influenced your financial advisor's recommendation of the Trust ask your financial advisor.  For more information, please see the Trust's SAI.

To the extent financial advisors sell more shares of the Trust or retain shares of the Trust in their clients' accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Trust assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

"Transfer on Death" Registration

If you own Class A or Class C Shares, the Trust generally permits "transfer on death" ("TOD") registration of shares, so that on the death of
33 / Aquila Tax-Free Trust of Oregon

the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class F or Class Y should discuss the availability of TOD registration with the investor's financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust's income varies, so will the Trust's dividends. There is no fixed dividend rate. It is expected that most of the Trust's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by ACH or the Agent or paid by the Agent to a financial intermediary; or

2. the third business day after the day the net asset value of the redeemed shares was determined.

The Trust's present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of ACH.

You may also choose to direct your dividends to be invested in other funds in the Aquila Group of Funds in which you may have an account.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Trust.

The Trust reserves the right to change the dividend and distribution payment option on your account to "reinvest" if mail sent to the address on your account is returned by the post office as
34 / Aquila Tax-Free Trust of Oregon

"undeliverable" and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are "undeliverable." In order to change the option back to "cash," you would need to send the Agent written instructions as described above.

Class F and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class F and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder's circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the Trust.

You may receive three different types of distributions from the Trust: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Most distributions  from the Trust will be dividends of interest income that are exempt from regular Federal income tax ("exempt-interest dividends"), but may be subject to state or local income taxes. As further described below, dividends paid from interest income on Oregon Obligations will also generally be exempt from Oregon personal income taxes, subject to the discussion under the heading "Tax Risk." Some exempt-interest dividends may be subject to the Federal alternative minimum tax. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives. Exempt-interest dividends are not exempt from the Oregon state corporation excise tax or the Oregon corporation income tax.

For other distributions, you will generally have to pay Federal income tax, as well as any applicable state and local taxes, including Oregon personal income taxes. Distributions of net capital gain (the excess of the Trust's net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Trust does not expect any distributions to qualify for any favorable tax rate that may apply to "qualified dividend income" or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Trust's distributions consisted of the following:

Calendar Year 12/31/18

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	99.93%	0.00%	0.07%
Class C Shares	99.91%	0.00%	0.09%
Class F Shares	100.00%	0.00%	0.00%
Class Y Shares	99.94%	0.00%	0.06%

Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of the Trust when the Trust is about to declare a capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in, and payable to shareholders of record in, October, November or December and paid to you in January are treated for Federal income tax purposes as if received in
35 / Aquila Tax-Free Trust of Oregon

December. You will receive information on the tax status of Trust dividends and distributions annually.

If you sell shares of the Trust or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Trust shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from the Trust (other than exempt-interest dividends) and net gain from redemptions of Trust shares will generally be taken into account in determining your "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Trust may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends (other than certain dividends reported by the Trust as (i) interest-related dividends, to the extent such dividends are derived from the Trust's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Trust's "qualified short-term gain") or other payments that are subject to withholding, the Trust will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). "Qualified net interest income" is the Trust's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Trust for the taxable year over its net long-term capital loss, if any. Distributions of net capital gain are generally exempt from such withholding.

If you do not provide the Trust with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Trust. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Oregon taxes

Distributions by the Trust of interest income from Oregon Obligations will generally be exempt from Oregon personal income taxes. Distributions by the Trust of interest income from obligations of the United States and certain federal agencies and instrumentalities, and obligations of certain other government issuers, such as the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, and the United States Territories of Guam, Samoa, and Virgin Islands, that Oregon is prohibited under federal law from taxing under the state's personal income tax, are generally also exempt from the Oregon personal income tax.  Other distributions from the Trust, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any other state), will generally not be exempt from Oregon personal income taxes.

To assist organizations that are tax-exempt under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, in borrowing funds for capital projects, Oregon is authorized to issue "conduit" revenue bonds under the Oregon Facilities Authority ("OFA Bonds").  OFA Bonds are generally used to finance projects in Oregon, but also may be used to finance certain projects located outside of Oregon. Any distributions of interest income by the Trust attributable to OFA
36 / Aquila Tax-Free Trust of Oregon

Bonds will be exempt from Oregon personal income tax only to the extent that the structures financed with the proceeds of the bonds are deemed under Oregon law to be located within the State of Oregon.

Distributions of interest income by the Trust attributable to Oregon Obligations, or of obligations of any state or political subdivision of a state, are not exempt from the Oregon corporation excise tax or the Oregon corporation income tax, if applicable. Corporations and other entities subject to the Oregon corporation excise tax or Oregon corporation income tax should consult their tax advisers before investing in the Trust.

Shareholders of the Trust should consult their tax advisers about these and other state and local tax consequences of their investment in the Trust.

37 / Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust's financial performance for the past five years of the Trust's operations.  Certain information reflects financial results for a single Trust share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Trust's financial statements, is included in the annual report and is available upon request.

	Class A
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.81	$10.99	$11.33	$11.31	$11.01
Income (loss) from investment operations:
Net investment income(1)	0.24	0.26	0.28	0.31	0.33
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.18)	(0.35)	0.01	0.30
Total from investment operations	0.41	0.08	(0.07)	0.32	0.63
Less distributions:
Dividends from net investment income	(0.24)	(0.26)	(0.27)	(0.30)	(0.33)
Distributions from capital gains	-	-	-	-	-
Total distributions	(0.24)	(0.26)	(0.27)	(0.30)	(0.33)
Net asset value, end of period	$10.98	$10.81	$10.99	$11.33	$11.31
Total return (not reflecting sales charge)	3.90%	0.68%	(0.66)%	2.91%	5.80%
Ratios/supplemental data
Net assets, end of period (in millions)	$368	$390	$414	$419	$398
Ratio of expenses to average net assets	0.70%	0.71%	0.73%	0.74%	0.74%
Ratio of net investment income to average net assets	2.27%	2.35%	2.48%	2.72%	2.96%
Portfolio turnover rate	10%	8%	13%	7%	5%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.70%	0.72%	0.74%	0.74%	0.74%
Ratio of investment income to average net assets	2.26%	2.34%	2.47%	2.72%	2.96%

(1)   Per share amounts have been calculated using the daily average shares method.

38 / Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.80	$10.98	$11.32	$11.30	$11.00
Income (loss) from investment operations:
Net investment income(1)	0.15	0.16	0.18	0.21	0.24
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.18)	(0.35)	0.02	0.30
Total from investment operations	0.32	(0.02)	(0.17)	0.23	0.54
Less distributions:
Dividends from net investment income	(0.15)	(0.16)	(0.17)	(0.21)	(0.24)
Distributions from capital gains	-	-	-	-	-
Total distributions	(0.15)	(0.16)	(0.17)	(0.21)	(0.24)
Net asset value, end of period	$10.97	$10.80	$10.98	$11.32	$11.30
Total return (not reflecting CDSC)	3.02%	(0.18)%	(1.50)%	2.05%	4.91%
Ratios/supplemental data
Net assets, end of period (in millions)	$20	$28	$38	$36	$32
Ratio of expenses to average net assets	1.54%	1.56%	1.59%	1.59%	1.58%
Ratio of net investment income to average net assets	1.42%	1.49%	1.63%	1.86%	2.11%
Portfolio turnover rate	10%	8%	13%	7%	5%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	1.55%	1.57%	1.59%	1.59%	1.59%
Ratio of investment income to average net assets	1.42%	1.49%	1.62%	1.86%	2.10%

(1)   Per share amounts have been calculated using the daily average shares method.

39 / Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

Class F
For the Period November 30, 2018* through March 31, 2019
Net asset value, beginning of period	$10.71
Income (loss) from investment operations:
Net investment income(1)	0.08
Net gain (loss) on securities (both realized and unrealized)	0.24
Total from investment operations	0.32
Less distributions:
Dividends from net investment income	(0.08)
Distributions from capital gains	-
Total distributions	(0.08)
Net asset value, end of period	$10.95
Total return	3.03%(3)
Ratios/supplemental data
Net assets, end of period (in millions)	$1
Ratio of expenses to average net assets	0.54%(2)
Ratio of net investment income to average net assets	2.36%(2)
Portfolio turnover rate	10%(2)

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.55%(2)
Ratio of investment income to average net assets	2.35%(2)

*     Commencement of operations.
(1)   Per share amounts have been calculated using the daily average shares method.
(2)   Annualized.
(3)   Not annualized.

40 / Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year Ended March 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.80	$10.98	$11.32	$11.30	$11.00
Income (loss) from investment operations:
Net investment income(1)	0.26	0.27	0.29	0.32	0.35
Net gain (loss) on securities (both realized and unrealized)	0.17	(0.18)	(0.35)	0.02	0.30
Total from investment operations	0.43	0.09	(0.06)	0.34	0.65
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.28)	(0.32)	(0.35)
Distributions from capital gains	-	-	-	-	-
Total distributions	(0.26)	(0.27)	(0.28)	(0.32)	(0.35)
Net asset value, end of period	$10.97	$10.80	$10.98	$11.32	$11.30
Total return	4.05%	0.83%	(0.51)%	3.08%	5.97%
Ratios/supplemental data
Net assets, end of period (in millions)	$213	$209	$186	$180	$126
Ratio of expenses to average net assets	0.55%	0.56%	0.58%	0.59%	0.58%
Ratio of net investment income to average net assets	2.42%	2.50%	2.63%	2.86%	3.10%
Portfolio turnover rate	10%	8%	13%	7%	5%

Expense and net investment income ratios without the effect of the contractual expense cap were:

Ratio of expenses to average net assets	0.55%	0.57%	0.59%	0.59%	0.59%
Ratio of investment income to average net assets	2.41%	2.49%	2.62%	2.86%	3.10%

(1)   Per share amounts have been calculated using the daily average shares method.

41 / Aquila Tax-Free Trust of Oregon

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April 10, 2017, shareholders purchasing Trust shares through a Merrill Lynch platform or account are eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Aquila Group of Funds)
•
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date, unless the Trust provides for an exchange after a shorter time period.  The Aquila Group of Funds currently provide for a waiver of the front end sales load on such exchanges in the month of or following the 6-year anniversary of the purchase date so shareholders purchasing Trust shares through Merrill Lynch will receive waivers on exchanges in the month of or following the 6-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members
•	Trustees of the Trust, and employees of the Manager or any of its affiliates, as described in this Prospectus
•
Shares purchased from the proceeds of redemptions within the Aquila Group of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in this Prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement
•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

Front-End Sales Charge Discounts on Class A Shares available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this Prospectus.
42 / Aquila Tax-Free Trust of Oregon

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Aquila Group of Funds assets held by accounts within the purchaser's household at Merrill Lynch. Eligible Aquila Group of Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aquila Group of Funds, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley Smith Barney:

Effective July 1, 2018, shareholders purchasing Trust shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Trust's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•	Shares purchased through a Morgan Stanley self-directed brokerage account
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•	Shares purchased from the proceeds of redemptions within the same fund family,
43 / Aquila Tax-Free Trust of Oregon

provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James"):

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Raymond James
•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C Shares available at Raymond James
•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund's prospectus.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-End Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
•	Breakpoints as described in this prospectus.
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

44 / Aquila Tax-Free Trust of Oregon

Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
Aquila Investment Management LLC
120 West 45th Street, Suite 3600 * New York, New York 10036

Investment Sub-Adviser
Kirkpatrick Pettis Capital Management
222 S.W. Columbia Street, Suite 1400 * Portland, Oregon 97201

Board of Trustees
James A. Gardner, Chair
Diana P. Herrmann, Vice Chair
Gary C. Cornia
John W. Mitchell
Patricia L. Moss
Ralph R. Shaw

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Paul G. O'Brien, Senior Vice President
Christine L. Neimeth, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
Aquila Distributors LLC
120 West 45th Street, Suite 3600 * New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
 Westborough, Massachusetts 01581

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, New York 10286

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
 Boston, Massachusetts 02110

This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the "SAI") has been filed with the Securities and Exchange Commission.  The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Trust's annual and semi-annual reports to shareholders contain additional information about the Trust's investments. The Trust's annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year. You can get the SAI and the Trust's annual and semi-annual reports without charge upon request, and request other information about the Trust and make other inquiries, by calling 800-437-1000 (toll-free) or by visiting the Trust's website at www.aquilafunds.com.

Reports and other information about the Trust are available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov.

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.

Aquila Tax-Free Trust of Oregon
120 West 45th Street, Suite 3600
New York, NY  10036
212-697-6666
For shareholder account inquiries, call the Funds' Shareholder Servicing Agent at:
800-437-1000
The telephone number for Financial Professionals is:
800-437-1020

Tickers:	Class A – ORTFX	Class C – ORTCX
	Class F – ORFFX	Class Y – ORTYX

Statement of Additional Information	July 25, 2019

This Statement of Additional Information (the "SAI") has been incorporated by reference into the Prospectus for the Trust dated July 25, 2019. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Trust's Distributor, Aquila Distributors LLC
120 West 45th Street, Suite 3600, New York, NY  10036
212-697-6666
or
from the Trust's Shareholder Servicing Agent, BNY Mellon Investment Servicing (US) Inc., toll-free at:
800-437-1000

Financial Statements

The financial statements and financial highlights for the Trust (File Nos. 33-4382 and 811-04626) for the fiscal year ended March 31, 2019, which are contained in the Annual Report for that fiscal year filed with the Securities and Exchange Commission on June 5, 2019 (Accession No. 0000791049-19-000011), are hereby incorporated by reference into this SAI. These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report can be obtained without charge by calling 800-437-1000 toll-free.

TABLE OF CONTENTS

Trust History	3
Investment Objctive, Investment Strategies and Risks	3
Trust Policies	11
Management of the Trust	15
Ownership of Securities	25
Investment Advisory and Other Services	26
Brokerage Allocation and Other Practices	41
Capital Stock	41
Purchase, Redemption, and Pricing of Shares	45
Additional Tax Information	57
Underwriters	63
Appendix A: Description of Ratings	A-1
Appendix B - Additional Information About the Oregon Economy and Oregon Obligations	B-1

Aquila Tax-Free Trust of Oregon

Statement of Additional Information

Trust History

The Trust is a series of The Cascades Trust, a Massachusetts business trust (the "Business Trust"), formed in 1985 under the name Tax-Free Trust of Oregon. On August 10, 1989, the name of the Business Trust was changed to The Cascades Trust. The Business Trust presently has only one active series, the original series, Aquila Tax-Free Trust of Oregon.  The Trust is an open-end, non-diversified management investment company.

Investment Objective, Investment Strategies and Risks

The Trust's Prospectus discusses the Trust's investment objective and strategies. The following discussion supplements the description of the Trust's investment strategies in its Prospectus.

Investment Objective

The Trust's objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Trust's net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Supplemental Information Regarding Principal Investment Strategies

The following provides additional information about the Trust's principal investment strategies and risks and the securities in which the Trust may invest.

Percentage Limitations

The Trust's compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Trust's policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Ratings

The ratings assigned by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Trust's investment adviser will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Oregon Obligations which the Trust may purchase.

Additional Information About the Oregon Economy

The Trust intends to invest a high proportion of its assets in Oregon municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Oregon issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Information concerning certain factors affecting the economy of the State of Oregon is set forth in Appendix B to this SAI.

There can be no assurance that current or future economic difficulties in the United States or Oregon and the resulting impact on the State will not adversely affect the market value of Oregon municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Oregon municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

Municipal Bonds

The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's full taxing power. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code of 1986, as amended (the "Code") unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A

"substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of a facility" financed from the proceeds of industrial development or private activity bonds.

As indicated in the Prospectus, there are certain Oregon Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Oregon Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Oregon issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Trust.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund's investments.

Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of Title 11 of the United States Code (the "Bankruptcy Code") provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. "Municipality" is defined broadly by the Bankruptcy Code as a "political subdivision or public agency or instrumentality of a state" and may include various issuers of securities in which the fund invests. The reorganization of a municipality's debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund's investments.

When-Issued and Delayed Delivery Obligations

The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations.

Zero Coupon Securities
The Trust may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.
The income-producing securities that the Trust might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).
Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a "regulated investment company" under the Code, the Trust must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because the Trust would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Trust might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Trust might obtain such cash from selling other portfolio holdings which might cause the Trust to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Trust expenses could be allocated and may reduce the rate of return for the Trust. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Trust to sell the securities at the time.
Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.
Futures Contracts and Options
The Trust is permitted to buy and sell futures contracts relating to municipal security indices ("Municipal Security Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them.
Unlike when the Trust purchases or sells an Oregon Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.
Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.
There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.
Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.
The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.
Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.
The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.
The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.
Risk Factors in Futures Transactions and Options
One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Oregon Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.
Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Oregon Obligations at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.
The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Trust may be greater.
Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.
Regulatory Aspects of Futures and Options
In connection with futures and options transactions, the Trust will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, the Trust may "cover" its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

The "sale" of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the  index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a "short" Futures position. The "purchase" of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a "long" futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.
Supplemental Information Regarding Other Investment Strategies and Practices
The following provides additional information about other investment strategies and practices that the Trust may use.
Cash Management and Defensive Investing
Cash Management.   The Trust may invest its assets in money market funds, any type of taxable money market instrument and short-term debt securities, or may hold cash uninvested.
Defensive Investing.  The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in shares of money market funds, any type of taxable money market instrument and short-term debt securities or holding cash uninvested without regard to any percentage limitations.  Although the Trust has the ability to take defensive positions, the Trust's Manager may choose not to do so for a variety of reasons, even during volatile market conditions.
Money market instruments or short-term debt securities held by the Trust for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Trust holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. In addition, the Trust will not earn income on the cash and the Trust's yield will go down. If a significant amount of the Trust's assets are used for cash management or defensive investing purposes, it will be more difficult for the Trust to achieve its investment objective.
Supplemental Information Regarding Other Risks
Cybersecurity Issues
With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Trust's service providers regularly experience such attempts, and expect they will continue to do so.  The Trust is unable to predict how any such attempt, if successful, may affect the Trust and its shareholders.  While the Trust's service providers have established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as the Sub-Adviser, The Bank of New York Mellon, the Trust's Custodian, and BNY Mellon Investment Servicing (US) Inc., the Trust's Shareholder Servicing Agent.  In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor the Adviser exercises control.  Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks.  Cybersecurity failures or breaches at the Manager or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value ("NAV"), impediments to trading, the inability of Trust shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs.  Such costs and losses may not be covered under any insurance.  In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Interfund Lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, the Trust may enter into lending agreements ("Interfund Lending Agreements") under which the Trust would lend money and borrow money for temporary purposes directly to and from another fund in the Aquila Group of Funds through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order granted to the Trust permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the Trust otherwise would invest in short-term repurchase agreements or other short-term instruments.
If the Trust has outstanding borrowings, any Interfund Loans to the Trust (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Trust, the event of default will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
The Trust may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Trust has a secured loan outstanding from any other lender, including but not limited to another fund in the Aquila Group of Funds, the Trust's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If the Trust's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Trust may borrow through the credit facility on a secured basis only. The Trust may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No fund may lend to another fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending fund's net assets at the time of the loan. A fund's Interfund Loans to any one fund shall not exceed 5% of the lending fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another fund. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs.

Trust Policies

Investment Restrictions

The Trust has adopted certain fundamental investment policies which, along with the Trust's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust.  For this purpose, a majority of the outstanding shares of the Trust means the vote of the lesser of (a) 67% or more of the dollar value of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Trust's outstanding shares. The Board may change non-fundamental investment policies at any time.  The Trust's fundamental policies are set forth below:

(1)	The Trust may not borrow money except as permitted by the 1940 Act.

(2)	The Trust may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

(3)	The Trust may lend money or other assets to the extent permitted by the 1940 Act.

(4)	The Trust may not issue senior securities except as permitted by the 1940 Act.

(5)	The Trust may not purchase or sell real estate except as permitted by the 1940 Act.

(6)	The Trust may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

(7)
Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Trust may not make any investment if, as a result, the Trust's investments will be concentrated in any one industry.

(8)
At least 80% of the Trust's net assets will be invested in municipal obligations that pay interest exempt in the opinion of bond counsel from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes (the fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, the Trust does not contemplate borrowing for leverage, but if the Trust does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Trust to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

The Trust may pledge its assets and guarantee the securities of another company without limitation, subject to the Trust's investment policies (including the Trust's fundamental policy regarding borrowing) and applicable laws and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the Trust's policies on senior securities. If the Trust were to pledge its assets, the Trust would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the Trust's Board, Adviser and Administrator regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the Trust to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff's position on this issue has changed.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Trust from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Trust may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Adviser believes that the income justifies the attendant risks. The Trust also will be permitted by this policy to make loans of money, including to other funds.  The policy in (3) above will be interpreted not to prevent the Trust from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as Trust obligations that have a priority over the Trust's shares with respect to the payment of dividends or the distribution of Trust assets. The 1940 Act prohibits a fund from issuing senior securities except that a fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 act generally limit a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the Trust from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 act generally limit a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The Trust characterizes investments in securities the interest upon which is paid from revenues of similar type projects by the type or types of projects. The Trust may invest more than 25% of its assets in industrial development bonds under the policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.  The policy also will be interpreted to give broad authority to the Trust as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, the Trust may rely upon available industry classifications.

The Trust's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Management of the Trust

The Board of Trustees
The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust's operations, including approval of the advisory and any sub-advisory agreement and their annual renewal, contracts with all other service providers and payments under the Trust's Distribution Plan and Shareholder Services Plan.
The Trust has a standing Audit Committee, consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust's internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2019.
The Trust has a Governance and Nominating Committee, consisting of all of the Trustees who are not "interested persons" of the Trust.  During the fiscal year ended March 31, 2019, the Governance and Nominating Committee held two meetings.  The Governance and Nominating Committee oversees Board governance and related Trustee matters.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Governance and Nominating Committee.
The Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Trust's business and operations as an integral part of its responsibility for oversight of the Trust.  The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall oversight of the Board of Trustees, the Trust and the Manager, the Sub-Adviser and other service providers to the Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.  Operational or other failures, including cybersecurity failures, at any one or more of the Trust's service providers could have a material adverse effect on the Trust and its shareholders.
The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Trust's activities and conduct.
In addition, a Risk Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Trust (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Trust, such as the Trust's independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.
The Board of Trustees recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Trust, the Manager, the Sub-Adviser or other service providers. Because most of the Trust's operations are carried out by various service providers, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited (see "Cybersecurity Issues" above). As a result of the foregoing and other factors, the Board of Trustees' risk management oversight is subject to substantial limitations.
The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board of Trustees' oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Trust invests primarily in municipal obligations issued by the State of Oregon, its counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.
Trustees and Officers
The following material includes information about the Trustees and officers of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Chair (since 2016 and previously Vice Chair since 2004) and Chief Executive Officer (since 2004) of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary, 1986-2016 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer (since 2004) and Chair (since 2016 and previously Vice Chair since 2004), President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Manager of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
Director of ICI Mutual Insurance Company, a Risk Retention Group, for various periods since 2006; formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None
Gary C. Cornia St. George, UT (1948)	Trustee since 2002
Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Chair, Utah State Securities Commission, since 2019, Commissioner, 2013–present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.
			8	International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by TrusteeDuring Past 5 Years
John W. Mitchell Coeur d'Alene, ID (1944)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U.S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor's Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor's Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation; Northwest Bank.
Patricia L. Moss Bend, OR (1953)	Trustee since 2015, 2002-2005; Trustee Emerita since 2005-2015	Director, First Interstate BancSystem, Inc. since May 2017; Vice Chairman, Cascade Bancorp and Bank of the Cascades 2012-2017, President and Chief Executive Officer 1997-2012; member, Oregon Investment Council since 2018; active in community and educational organizations.	1	MDU Resources Group; Co-Chair, Oregon Growth Board; formerly board member, North Pacific Group (building materials) and Central Oregon Independent Health Services
Ralph R. Shaw Portland, OR (1938)	Trustee since 2000	Sole-Owner, Shaw Management LLC, 2018-present; President, Shaw Management Company, an investment counseling firm, 1980-2018; General Partner, Shaw Venture Partners, 1983-2005; Shaw Venture Partners II, 1987-2005; Shaw Venture Partners III, 1994-2005.	1	Former director: Rentrak Corporation

 (1) The mailing address of each Trustee is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

 (3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4)Ms. Herrmann is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as an officer of the Trust, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a Manager of the Distributor.

(5) The "Aquila Group of Funds" includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the "Aquila Municipal Bond Funds"; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Trustee Emeritus(3)
Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Aquila Narragansett Tax-Free Income Fund, 1992-2006, Aquila Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds, consisting of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust), 1989-2001; Trustee Emeritus, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

Edmund P. Jensen Portland, OR (1937)	Trustee Emeritus since 2019; Trustee, 2003-2019
President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994; former director: FiveCubits, Inc. (formerly BMG Seltec), a software company; Lewis and Clark College, Portland, OR.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager's parent since 2003; Chief Operating Officer of the Manager and the Manager's parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager's parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Manager of the Distributor since 2012.

Paul G. O'Brien New York, NY (1959)	Senior Vice President since 2010
President, Aquila Distributors LLC since 2019, Co-President 2010-2019, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010 and all funds since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Christine L. Neimeth Portland, OR (1964)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Anita Albano, CPA New York, NY (1973)	Assistant Secretary since 2018
Assistant Secretary of all funds in the Aquila Group of Funds since 2018; Senior Vice President and Chief Financial Officer of Aquila Investment Management LLC and Aquila Management Corporation since 2018; Treasurer of Aquila Investment Management LLC and Aquila Management Corporation since 2005.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010	Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007.
Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

 (3) A Trustee Emeritus may attend Board meetings but has no voting power.

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Trust at this time in light of the Trust's business and structure, in addition to those listed above, were as follows:

Diana P. Herrmann:
Over 37 years of experience in the financial services industry, 32 of which have been in mutual fund management, most recently as the Chair, Chief Executive Officer, President and Director of Aquila Management Corporation ("Aquila"), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

James A. Gardner:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 32 years; knowledgeable about economic and public affairs as the president of an investment and real estate firm and former university and law school president as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 25 years.

John W. Mitchell:
Experienced economist knowledgeable about economic and governmental affairs and with extensive knowledge of Oregon economy as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 19 years.

Patricia L. Moss
Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; knowledgeable about the Oregon economy and local, state and regional issues; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as a Trustee of Aquila Tax-Free Trust of Oregon from 2003 to 2005 and from June, 2015 until present.

Ralph R. Shaw:
Knowledgeable about finance and management, with extensive knowledge of local and national capital markets, as a prominent local businessman as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 18 years.

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Trustees
(as of 12/31/18)

Following is information regarding the holdings of each Trustee in the Trust.

Name of Trustee	Dollar Range of Ownership in Aquila Tax-Free Trust of Oregon(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds(1)
Interested Trustee

Diana P. Herrmann	C	E

Non-interested Trustees

James A. Gardner	C	C

Gary C. Cornia	D	E

John W. Mitchell	E	E

Patricia L. Moss	E	E

Ralph R. Shaw	C	C

 (1) A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager.
For its fiscal year ended March 31, 2019, the Trust paid a total of $295,817 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.
The Trust is one of the funds in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation they received during the fiscal year ended March 31, 2019 from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Trust for the Fiscal Year Ended March 31, 2019	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year Ended March 31, 2019	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year Ended March 31, 2019

James A. Gardner	$54,300.00	$54,300.00	1
Gary C. Cornia	$27,612.50	$112,300.00	8
Henry H. Hewitt*	$28,800.00	$28,800.00	1
Edmund P. Jensen*	$29,300.00	$29,300.00	1
John W. Mitchell	$31,300.00	$31,300.00	1
Patricia L. Moss	$29,466.67	$38,800.00	3
Ralph R. Shaw	$37,300.00	$37,300.00	1

*  Mr. Hewitt and Mr. Jensen served as Trustees of  the Trust during the fiscal year ended March 31, 2019.  Mr. Hewitt and Mr. Jensen retired as Trustees of the Trust on March 31, 2019.

Class A Shares of the Trust may be purchased without a sales charge by the Trust's Trustees and officers.  (See "Reduced Sales Charges for Certain Purchases of Class A Shares," below.)

Ownership of Securities

On July 9, 2019, the following persons held 5% or more of any class of the Trust's outstanding shares. On the basis of information received from the institutional holders, the Trust's management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	6,714,960 234,752 4,933,921	19.98% 14.83% 24.45%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	3,230,152 244,829 2,142,728	9.61% 15.46% 10.62%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A	2,154,232	6.41%

Record Holder	Share Class	Number of Shares	Percent of Class
Wells Fargo Clearing Services LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C	1,903,718 139,886	5.66% 8.83%
Edward D. Jones & Co. FBO Customers 12555 Manchester Road St. Louis, MO	Class A Class C Class F	8,723,774 235,667 134,119	25.96% 14.88% 99.11%
UBS WM USA FBO Customers of UBSFI 100 Harbor Blvd 5th Fl Weehawken, NJ	Class C	135,494	8.56%
LPL Financial 4707 Executive Dr. San Diego, CA	Class C	96,859	6.12%
Band & Co. c/o US Bank NA 1555 N. Rivercenter Drive Milwaukee, MI	Class Y	2,027,131	10.04%
Additional 5% shareholders
The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services

Additional Information about the Manager, the Sub-Adviser, and the Distributor

Management Fees

During the fiscal years listed, the Trust incurred management fees (investment advisory fees) as follows:

Fiscal Year Ended March 31, 2019:
$2,401,413(1)

Fiscal Year Ended March 31, 2018:

$2,562,558(2)

Fiscal Year Ended March 31, 2017:

2,642,873(3)

(1) $40,071was waived.
 (2) $48,128 was waived.
(3) $52,144 was waived.

The management fees are treated as Trust expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors LLC, 120 West 45th Street, Suite 3600, New York, NY  10036 is the Trust's Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

The Distributor is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.

The Advisory and Administration Agreement

The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

(i)	supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Trust;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

(iv)
at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-

Advisory Agreement") approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i)	provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

(ii)
oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

(iii)
either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

(iv)
maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

(v)
prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and

(vi)
respond to any inquiries or other communications of shareholders of the Trust and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Trust; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

The Advisory and Administration Agreement provides that the Trust shall pay an annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.  The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual rate is equivalent to 0.40 of 1% of net assets of the Trust up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2020.   Prior to September 30, 2020, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value and provided further, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.22 of 1% of such asset value.

The Sub-Advisory Agreement

The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

Unless terminated as therein provided, the Sub-Advisory Agreement shall continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the dollar value of the outstanding voting securities of the Trust and by such a vote of the Trustees. The Sub-Advisory Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

The following is a summary of the other material terms of the Sub-Advisory Agreement:

In the agreement, the Manager appoints the Sub-Adviser to render, to the Manager and to the Trust, investment research and advisory services under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Trust.  The Sub-Adviser is to act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

The Sub-Adviser agrees, subject to the other provisions of the agreement and to the direction and control of the Manager and the Board of Trustees of the Trust, to:

(i)	supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Trust;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Trust;

(iv)
at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least monthly using another such source satisfactory to the Trust; and

(v)	consult with the Manager in connection with its duties under the agreement.

It is agreed that any investment program furnished by the Sub-Adviser shall conform to, and be in accordance with, any requirements imposed by the Investment Company Act of 1940, as amended (the "Act") and any rules or regulations thereunder, any other applicable laws, rules and regulations, the Declaration of Trust and By-laws of the Trust as amended from time to time, any policies and determinations of the Board of Trustees of the Trust, and the fundamental policies of the Trust.

The Sub-Advisory Agreement provides that, subject to the restriction stated below, nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Sub-Advisory Agreement. Notwithstanding the foregoing, the Sub-Adviser is prohibited from managing any other registered Oregon bond fund without the Manager's consent.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under "Brokerage Allocation and Other Practices."

The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by the Act, the Investment Advisers Act of 1940 (the "Advisers Act") or by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust.

The Sub-Adviser agrees to maintain a compliance program reasonably designed to prevent violations by the Sub-Adviser of the Federal Securities Laws as defined in Rule 38a-1 under the Act (the "Federal Securities Laws"), and to maintain written policies and procedures that are reasonably designed to prevent violation by the Trust of the Federal Securities Laws, solely in connection with the Sub-Adviser carrying out its duties to the Trust. There are related provisions concerning cooperation with the Trust's Chief Compliance Officer and describing certain reporting and certification requirements.

It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein.

Under the Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Trust or its security holders in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.  But nothing in the Sub-Advisory Agreement shall, or shall be construed to, waive or limit any rights which the Trust may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Adviser bears all of the expenses it incurs in fulfilling its obligations under the Sub-Advisory Agreement. It also pays all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rates of 0.18 of 1% of such net asset value on net assets of the Trust up to $400,000,000; 0.16 of 1% of the Trust's net assets above that amount to $1,000,000,000 and 0.14 of 1% of the Trust's net assets above $1,000,000,000.

Prior to December 31, 2010, sub-advisory services were provided by FAF Advisors, Inc., a subsidiary of U.S. Bank National Association.  FAF Advisors, Inc. was paid a fee at the annual rate of 0.18 of 1% of the Trust's net assets.

Sub-Advisory Fees
During the fiscal years listed, the Manager accrued sub-advisory fees to the Sub-Adviser as follows:

Year	Fee	Waivers
2019	$1,080,636	$40,071

2018	$1,153,151	$48,128

2017	$1,189,293	$52,144

Information about the Manager and the Sub-Adviser

The Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2019, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.1 billion, of which approximately $2.6 billion consisted of assets of the tax-free municipal bond funds.  AMC's address is the same as that of the Manager.  AMC was founded in 1984 and is owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.

The Sub-Adviser is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Additional Information About the Portfolio Managers

The portfolio management team consists of Mr. Christopher B. Johns and Mr. Timothy Iltz, who are responsible for the day-to-day management of the Trust.

Mr. Johns also manages Aquila Tax-Free Fund of Colorado.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 8 other accounts with assets totaling approximately $181 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Trust or the Trust's investment adviser.

Mr. Iltz manages no other investment companies and no other pooled investment vehicles. He manages 18 other accounts with assets totaling approximately $18 million, which do not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Trust or the Trust's investment adviser.

There are in general no situations where the Trust's opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Oregon issuers hinders the execution of the Trust's investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Trust typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Johns owns shares of the Trust in the range of $10,001 - $50,000.  Mr. Iltz owns shares of the Trust in the range of $1-$10,000.

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Trust and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2019:
	$169,185	$45,493
Fiscal Year Ended March 31, 2018:
	$410,939	$76,347
Fiscal Year Ended March 31, 2017:
	$1,001,833	$172,275

Class A Shares - In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:
Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%

Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and the net amount invested (the amount of your investment less the sales charge) for any particular purchase of Trust shares may be higher or lower due to rounding.

Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  The Trust's Distribution Plan has five parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments related to Class T Shares (Part IV) and to certain defensive provisions (Part V).

For purposes of Parts I, II and IV, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by Aquila Distributors LLC (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares.  Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I, and all material amendments must be approved by the Trust's Trustees and its Independent Trustees in the manner set forth above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Class Shares ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the

Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II, and all material amendments must be approved by the Trust's Trustees and its Independent Trustees in the manner set forth above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class T Shares (Part IV)

Part IV of the Plan applies only to the Transactional Class Shares ("Class T Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name). The Trust currently does not offer Class T Shares.
Defensive Provisions (Part V)

Another part of the Plan (Part V) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part V shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

  During the fiscal year ended March 31, 2019, payments were made by the Trust under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation.

Payments to Qualified Recipients

During the fiscal year ended March 31, 2019, payments to Qualified Recipients by the Trust under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

	To All Qualified Recipients	To the Distributor	To Other Qualified Recipients
Part I	$556,852	$26,017	$530,835
Part II	$174,139	$55,665	$118,474

All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient's expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Trust's Distribution Plan, the Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares of the Trust of "Service Fees" within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Trust.

Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

During the fiscal year ended March 31, 2019, $58,047 was paid to the Distributor under Part I of the Plan.

General Provisions

While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Trust's Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Trust's Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Trust's Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Trust, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Trust's Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581.

The Trust's Custodian, The Bank of New York Mellon, 240 Greenwich Street, New York 10286, is responsible for holding the Trust's assets.

The Trust's independent registered public accounting firm, Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102, performs an annual audit of the Trust's financial statements.

Brokerage Allocation and Other Practices

During the fiscal years ended March 31, 2019, 2018 and 2017, all of the Trust's portfolio transactions were principal transactions and no brokerage commissions were paid.

The Sub-Adviser shall select such broker/dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to seek to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.   Municipal obligations, including state obligations, purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Trust may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case the Trust will incur a brokerage commission. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Sub-Adviser determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Trust recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.  The Sub-Adviser may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Trust's portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve "best execution" for such transactions, as discussed above.  The Trust did not engage in any such affiliated brokerage transactions during its three most recent fiscal years.

Capital Stock

The Trust currently offers the following classes of shares.

* Front-Payment Class Shares ("Class A Shares") are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $250,000 or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge ("CDSC"). Class A Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares of the Trust.

* Level-Payment Class Shares ("Class C Shares") are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Trust's Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

* Fiduciary Class Shares ("Class F Shares") are offered and sold only through financial intermediaries with which the Distributor has entered into sales agreements, and are not offered directly to retail customers. Class F Shares are offered at net asset value with no sales charge, no contingent deferred sales charge, and no distribution fee.

* Institutional Class Shares ("Class Y Shares") are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of the Trust are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

As an open-end management investment company, the Trust continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Purchase, Redemption and Pricing of Shares." When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the Trust are fully paid and non-assessable. Shares will remain on deposit with the Trust's transfer agent and certificates are no longer issued.

The Trust is the sole series of The Cascades Trust, a Massachusetts business trust. The Trustees have authorized the issuance of the following classes of shares of the Trust, designated as Class A, Class C, Class F and Class Y shares. The Trust currently does not offer Class T Shares.  Each share of a class of the Trust represents an equal proportionate interest in the assets of the Trust allocable to that class. Upon liquidation of the Trust, shareholders of each class of the Trust are entitled to share pro rata in the Trust's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

The shares of each class of the Trust represent an interest in the same portfolio of investments of the Trust. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class.

The Trust's Declaration of Trust provides for shareholder voting as required by the 1940 Act or other applicable laws. The Trust is not required to hold an annual meeting of shareholders, but the Trust will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder's shares in the Trust, on each matter on which that shareholder is entitled to vote. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

The Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed from office (a) with or without cause by action of the holders of the majority of shares of the Trust present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.  A Trustee also may be removed from office without cause by unanimous action of the remaining Trustees.

The Trustees are authorized to amend the Declaration of Trust without the vote of shareholders under certain circumstances.  However, the Trustees are required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration.  The Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of the Trust, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the Trust, and (c) for the election or removal of Trustees.  The Trust or a series or a class of the Trust may be terminated (i) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (ii) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.

The Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  The Trust may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide the Trust with identification required by law, if the Trust is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify the Trust as a regulated investment company under the Code.   Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

The Declaration of Trust specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation.

The Declaration of Trust provides that the Trust may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration of Trust permits the Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

The Declaration of Trust gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Declaration of Trust provides that shares of a series represent an interest in that series only and not in the assets of any other series or the Trust generally.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations.

The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall owe any duty, or have any related liability to any person (including without limitation any shareholder) other than to the Trust or any series of the Trust.  The Declaration of Trust provides that no Trustee, officer or employee of the Trust shall be liable to the Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual's office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  The Declaration of Trust requires the Trust to indemnify each Trustee, director, officer, employee, or agent of the Trust to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.  The 1940 Act currently provides that no officer or director shall be protected from liability to a Fund or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Declaration of Trust extends to trustees, officers and employees of the Fund, the full protection from liability that the law allows.  The Declaration of Trust provides that the appointment, designation or identification of a Trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such Trustee.

The Declaration of Trust provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Trust or its shareholders as a result of spurious shareholder demands and derivative actions.  Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Trust's Trustees.  The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand.  Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of the Trust.  The Declaration of Trust further provides that shareholders owning shares representing at least 10% of the voting power of the Trust or class of shares of the Trust must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Trust in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Declaration of Trust, the shareholders bringing the action may be responsible for the Trust's costs, including attorneys' fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.

The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by shareholders of the Trust, or the series or class, generally.  Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.

The Declaration of Trust further provides that the Trust shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the Trust is obligated to pay shall be calculated using reasonable hourly rates.  The Declaration of Trust also requires that any direct or derivative shareholder action against or on behalf of the Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, Business Litigation Session, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.

The Declaration of Trust also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Trust or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Trust shares directly from the Trust or through another intermediary to receive these waivers or discounts. Please see the section "Broker-Defined Sales Charge Waiver Policies" in the Prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Sales Charges for Purchases of $250,000 or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares include:

(i) Class A Shares issued in a single purchase of $250,000 or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser is $250,000 or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under "General" below.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the two years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see "Reduced Sales Charges for Certain Purchases of Class A Shares" below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds ("Aquila Fund Shares") that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased.  The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased on or after July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed During First Two Years After Purchase
$250,000 and up to $2.5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2
Over $2.5 million	0.25 of 1% on shares redeemed in year 1 No CDSC on shares redeemed in year 2

The CDSC will not apply to CDSC Class A Shares held for longer than two years.

Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila Fund Shares you owned was lower.

The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the two-year holding period will end on the first business day of the 24th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 24 depending on when your actual purchase was made.

The CDSC rate and holding period applicable to the redemption of CDSC Class A Shares originally purchased prior to July 25, 2019 is set forth in the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$250,000 and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 No CDSC on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Trust when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $250,000 or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Please see "Broker-Defined Sales Charge Waiver Policies" in the Prospectus more information.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares on or after July 25, 2019 as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 but less than $2.5 million	0.50 of 1%

$2.5 million or more	0.25 of 1%

Prior to July 25, 2019, the Distributor paid a dealer that executed a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$250,000 but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Rights of Accumulation

"Single purchasers" may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

"Single purchasers" may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

General

As noted above, availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Trust or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or, if applicable, CDSC waivers, from those set forth below.  Please see "Broker-Defined Sales Charge Waiver Policies" in the Prospectus more information.

Class A Shares may be purchased without a sales charge by:

* current and former Trustees and officers of any funds in the Aquila Group of Funds;

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

* broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

* certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority.

Purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

 Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

The Trust permits the sale of its Class A Shares at prices that reflect the elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

Class A Shares may be purchased without a sales charge by investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the fund's distributor. Intermediaries offering such programs may or may not charge transaction fees.

Class A purchases at net asset value may be available to group employer-sponsored retirement plans. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to shares held in commission-based broker-dealer accounts.

The foregoing sales charge waivers are generally available for qualified purchases through all financial intermediaries that offer shares of the Trust, except as set forth under "Broker-Defined Sales Charge Waiver Policies" in the Prospectus.

Investors may exchange securities acceptable to the Manager and Sub-Adviser for shares of the Trust. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Trust without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Trust's assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Trust's portfolio securities are valued each day. Shares of the Trust having an equal net asset value as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries
The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries ("financial advisors") above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Trust, in connection with the sale, servicing or retention of Trust shares.  This compensation, which may be significant in dollar amounts to the Distributor and/or its related companies, could create an incentive for a financial advisor to sell Trust shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor's recommendation of the Trust.

Such additional compensation (which is sometimes referred to as "revenue sharing")  is paid out of the Distributor's (or related company's) own resources, without additional charge to the Trust or its shareholders, although such resources may include profits derived from services provided to the Trust.

Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor's reputation, training of the financial advisor's sales force, quality of service, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, and/or access to target markets.  The Distributor (or related companies) may pay additional compensation for services with respect to the Trust and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor's personnel;

•	participation in the financial advisor's conferences and meetings;

•	advertising of the Trust's shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Trust's shares through the financial advisor's automated trading platform;

•	access to the financial advisor's sales representatives and national sales management personnel by the Distributor or Trust representatives;

•	inclusion of the Trust and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2019, include 1st Global Capital Corp., American Enterprise Investment, AXA Advisors LLC, Bankoh Investment Services Inc., Cetera Advisor Network, Charles Schwab, CUSO Financial Services, Edward D Jones & Co LP, Fidelity / National Financial Services LLC, Hilltop Securities Inc., Janney Montgomery Scott LLC, JP Morgan,

LPL Financial, Merrill, Morgan Stanley, Pershing LLC, Raymond James & Associates, Raymond James Financial, RBC Capital Markets LLC< Roosevelt & Cross Inc., Stifel Nicolaus & Company Inc., TD Ameritrade Inc., UBS Financial Services Inc., US Bancorp Investments Inc., Vanguard, Voya Financial Advisors Inc., Waddell & Reed Inc., Wedbush Securities Inc. and Wells Fargo Advisors LLC.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Class F Shares are only available in cases where the intermediary will not receive additional compensation with respect to Class F Shares.

Automatic Withdrawal Plan (Class A Shares Only)

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class F Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

The Trust no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege (Class A and C Shares Only)

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption, you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of the Trust have an exchange privilege as set forth below. Exchanges can be made among this Trust and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of the Trust for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class Y Shares must be made through your financial intermediary. Call 800-437-1000 for more information on the exchange privilege.

Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time on not less than 60 days' written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired; (iii) the ownership of the accounts from which and to which the exchange is made are identical; and (iv) the exchange privilege is available with the share class owned.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:
800-437-1000 toll-free

Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the other funds in the Aquila Group of Funds, you should obtain a copy of and carefully read its Prospectus.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila Group of Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Group of Funds.

"Transfer on Death" Registration (Not Available for Class Y Shares)

Each of the funds in the Aquila Group of Funds permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent or your broker/dealer. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

An investor in Class F or Class Y should discuss the availability of TOD registration with the investor's financial intermediary.

Computation of Net Asset Value

The net asset value of the shares of each of the Trust's classes is determined on each day that the New York Stock Exchange is open, as of the scheduled close of regular trading (normally 4:00 p.m., New York time), by dividing the value of the Trust's net assets allocable to each class by the total number of its shares of such class then outstanding.  If the New York Stock Exchange closes at another time, the Trust will calculate its net asset value as of the scheduled closing time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies to determine valuation.  Any securities or assets for which pricing services are unable to supply prices, or if the prices supplied are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust's Board of Trustees.

Purchases and Redemptions of Shares
The Trust has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders for shares of the Trust; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, the financial intermediary's authorized designee receives the order. Such orders will be priced at the Trust's net asset value next determined after they are received by the authorized financial intermediary or, if applicable, its authorized designee and accepted by the Trust.
Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Limitation of Redemptions in Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Trust policies, the Manager publicly discloses the complete schedule of the Trust's portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter.  Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of the Trust's schedule of portfolio holdings for the most recently completed period by accessing the information on the Trust's website at www.aquilafunds.com.

In addition, the Manager may share the Trust's non-public portfolio holdings information with pricing services and other service providers to the Trust who require access to such information in order to fulfill their contractual duties to the Trust.  The Manager may also disclose non-public information regarding the Trust's portfolio holdings to certain mutual fund analysts and rating and tracking entities or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Trust's Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Trust and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Trust's shareholders and the Trust's Manager, Sub-Adviser, Distributor or any affiliated person of the Trust, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Trust, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Trust currently provides holdings information to the following service providers with which it has ongoing relationships:
1.	Intercontinental Exchange (pricing services) on a daily basis with no lag;
2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Fund's fiscal year-end and on an as-needed basis;
3.	Bloomberg L.P. (tracking and pricing entity) on a daily basis with no lag;

4.	The Bank of New York Mellon (custodian and fund accountant) on a daily basis with no lag;
5.	The Distributor on a daily basis with no lag;
6.	Investor Tools (portfolio analytics service) on a daily basis with no lag;
7.	Fitch Group, its financial printer, as soon as practicable following each fiscal quarter-end; and
8.	Investment Company Institute following each fiscal quarter-end.
The Trust also currently provides holdings information to Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15-day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting the Trust and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in the Trust. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Trust and Its Investments

The Trust has elected to be treated, and intends to qualify each year, as a "regulated investment company" or "RIC" under Subchapter M of the Code. To so qualify, the Trust must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Trust's taxable year, (i) at least 50% of the market value of the Trust's assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Trust's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Trust controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more "qualified publicly traded partnerships."

As a regulated investment company, the Trust will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Trust must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable year. The Trust will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Trust were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of a failure to qualify, the Trust's distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Trust were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Trust may cure a failure to qualify as a regulated investment company, but in order to do so the Trust may incur significant Trust-level taxes and may be forced to dispose of certain assets. If the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, the Trust would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Trust to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Trust and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Trust anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Trust's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Trust (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Trust, and defer Trust losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Trust to "mark to market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Trust to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Trust, the Trust might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Trust intends to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and maintain qualification for treatment as a regulated investment company.

The Trust may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently,

as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or "appreciated financial positions" or (2) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Trust, the Trust might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Trust might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Trust may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At March 31, 2019, the Trust had net short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$923,853	Short-term
$393,137	Long-term

Taxation of U.S. Shareholders

Dividends and other distributions by the Trust are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Trust in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Trust intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, the Trust retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Trust will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Trust on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Exempt-interest dividends paid by the Trust are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain

(i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Trust reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Trust. None of the Trust's distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to "qualified dividend income" in the hands of an individual shareholder.

Dividends and distributions from the Trust (other than exempt-interest dividends) and net gains from redemptions of Trust shares are generally taken into account in determining a shareholder's "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income.  For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of Trust shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.

Distributions in excess of the Trust's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his or her shares of the Trust, and as a capital gain thereafter (if the shareholder holds his or her shares of the Trust as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  The shareholder's aggregate tax basis in shares of the Trust will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the Trust will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Trust is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Trust that represents income derived from certain revenue or private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by the Trust may be a specific preference item, or a component of an adjustment item, for purposes of the Federal alternative minimum tax.

Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal "branch profits" tax, or the Federal "excess net passive income" tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the

Trust will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Trust, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Trust, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Trust's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Backup Withholding

The Trust may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. Federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Trust's taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Trust to its shareholders during the preceding taxable year.

Non-U.S. Shareholders

Ordinary dividends (other than certain dividends reported by the Trust as (i) interest-related dividends, to the extent such dividends are derived from the Trust's "qualified net interest income," or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Trust's "qualified short-term gain") and certain other payments made by the Trust to non-U.S. shareholders are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. "Qualified net interest income" is the Trust's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Trust for the taxable year over its net long-term capital loss, if any. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. This 30% withholding tax generally does not apply to exempt-interest dividends, capital gain dividends or redemption proceeds.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Unless certain non-U.S. entities that hold Trust shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Trust distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting

The Trust or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Trust shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Trust will also report the shareholder's basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Trust held in the same account (e.g., if a shareholder purchased Trust shares held in the same account when the shares were at different prices), the Trust will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method.  The Trust's default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder's Trust shares in the account.

Shareholders may instruct the Trust to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker's default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting the Trust and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Underwriters

The Distributor acts as the Trust's principal underwriter in the continuous public offering of all of the Trust's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the Trust's fiscal year ended March 31, 2019 were as follows

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors LLC	$45,493	None	None	None *

*Amounts paid to the Distributor under the Trust's Distribution Plan are for compensation.

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody's Investors Service, Inc., S&P Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Moody's Investors Service, Inc. Global Rating Scales

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1,2

Moody's issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.3
Moody's differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings.4 The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody's aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

1 For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors' expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
2 Supranational institutions and central banks that hold sovereign debt or extend sovereign loans, such as the IMF or the European Central Bank, may not always be treated similarly to other investors and lenders with similar credit exposures. Long-term and short-term ratings assigned to obligations held by both supranational institutions and central banks, as well as other investors, reflect only the credit risks faced by other investors unless specifically noted otherwise.
3 For information on how to obtain a Moody's credit rating, including private and unpublished credit ratings, please see Moody's Investors Service Products.
4 Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee's assessment of a security's expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Description of Moody's Investors Service, Inc.'s Global Long-Term Obligation Ratings:

Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody's Investors Service, Inc.'s Global Short-Term Obligation Ratings:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody's Investors Service, Inc.'s US Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

While the global short-term "prime" rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality's rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade ("MIG") scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
U.S. Municipal Demand Obligation Ratings:
In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG") scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ's prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.
VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short- term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
*—For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Description of S&P Global Ratings' Long-Term Issue Credit Ratings:

Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations: (1) likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation; (2) nature and provisions of the financial obligation; and (3) protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA—An obligation rated "AAA" has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA—An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A—An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB—An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C—Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB—An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B—An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC—An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC—An obligation rated "CC" is currently highly vulnerable to nonpayment.
The "CC" rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C—An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.
Plus (+) or Minus (–): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.
Description of S&P Global Ratings' Short-Term Issue Credit Ratings:
A-1—A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2—A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3—A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B—A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C—A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent on favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D—A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings' believes that such payments will be made within any stated grace period.
However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.
Description of S&P Global Ratings' Municipal Short-Term Note Ratings:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3—Speculative capacity to pay principal and interest.
D—"D" is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Description of S&P Global Ratings' Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, "AAA/A-1+" or "A-1+/A-1"). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, "SP-1+/A-1+").
Description of S&P Global Ratings' Active Qualifiers (Currently applied and/or outstanding):
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a "p" qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L. Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary: Preliminary ratings, with the "prelim" qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (3) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities. (4) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings. (5) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings' Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as the entity's issuer rating or IDR, based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity's issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. "B" ratings indicate that material credit risk is present.
CCC: Substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings, but are instead rated in the "CCC" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.
Description of Fitch Ratings' Structured Finance Long-Term Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security, instrument or tranche in a transaction and not to an issuer. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recover to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recover expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recover prospects.
AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative. "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or (3) distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Structured Finance Defaults—"Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. "Imminent"

default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.
Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings' opinion, irreversible "write-down" of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where Fitch Ratings believes the "write-down" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "write-down" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "write-down" later be deemed irreversible, the credit rating will be lowered to 'D'.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or categories below 'B'.
Description of Fitch Ratings' Corporate, Public and Structured Finance Short-Term Obligation Ratings:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.
RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.
Notes to Fitch Ratings' Long-Term and Short-Term Obligation Ratings:
Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.
Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade ('CCC', 'CC' and 'C') the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.
Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.
Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the 'CCC', 'CC' and 'C' categories. Defaulted ratings typically do not carry an Outlook.
Expected Ratings: Where a rating is referred to as "expected", alternatively referred to as "expects to rate" or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings' expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer's decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.
Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.
"Interest-Only" Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.
"Principal-Only" Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.
"Rate of Return" Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.
Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol "PIF".
NR: A designation of "Not Rated" or "NR" is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.
Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol 'WD'.

APPENDIX B
ADDITIONAL INFORMATION ABOUT THE OREGON ECONOMY
AND OREGON OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Oregon ("Oregon" or the "State"). The sources of payment for Oregon municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including the May 2019 Oregon Economic and Revenue Forecast prepared by the State of Oregon Department of Administrative Services Office of Economic Analysis ("OEA"), and other reports prepared by state government and budget officials and statement of issuers of Oregon municipal obligations, as available on the date of this Statement of Additional Information. Any characterizations of fact, assessments of conditions, estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Trust is not responsible for information contained in such reports and has not independently verified the accuracy, completeness or timeliness of information contained in such reports. Such information is included herein without the express authority of any Oregon issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

THE STATE OF OREGON GOVERNMENTAL ORGANIZATION

The Oregon Constitution divides the powers of State government among the Legislative, Executive and Judicial branches.

The Legislative Branch

Oregon has a bicameral Legislative Assembly consisting of the Senate with thirty members elected to serve four-year terms and the House of Representatives with sixty members elected to two-year terms.

The Legislative Assembly convenes its regular session in January of each year, with normal sessions in odd-numbered years ("regular sessions") and abbreviated sessions in even-numbered years. Legislative sessions are limited to 160 days in odd numbered years, and 35 days in even numbered years. Sessions may be extended for five days at a time, by a two-thirds majority vote of both chambers of the legislature.   During a typical regular legislative session, approximately one-third of the estimated 3,000 bills introduced become law. The Governor or a majority of each house may call special sessions of the Legislative Assembly to deal with emergencies.

The primary functions of the Legislative Assembly are to adopt a balanced budget for all State funds, as required by the Oregon Constitution and to enact general laws. Historically, the Legislative Assembly budgeted on a biennial basis because it convened biennially. However, the Oregon Constitution was amended in 2010 to provide for annual sessions. Therefore, the Legislative Assembly may adopt annual budgets for State agencies, rather than for the entire biennium, or may adopt biennial agency budgets that are adjusted in an interim legislative session. State law requires a financial report of State operations to be prepared at the end of each fiscal year.  The State's fiscal year ends June 30.

The Oregon Constitution authorizes the Emergency Board ("E-Board'), a joint legislative committee, to meet between legislative sessions to address financial matters of the State arising in the interim period. The seventeen-member E-Board consists of the President of the Senate, Speaker of the House of Representatives, Co-Chairpersons of the Joint Ways and Means Committee, six other Senate members and seven other House members. The E-Board, which may schedule its own meetings, usually meets once every other month during the interim between regular sessions. If an emergency exists, the E- Board may allocate additional moneys to any State agency out of funds appropriated to the E-Board by the Legislative Assembly during its regular session. The E-Board may also provide moneys for an activity required by law for which the Legislative Assembly did not appropriate money to increase expenditure authority from dedicated or continuously appropriated funds, and approve funding for a new activity coming into existence at a time that would preclude submission of a budget to the Legislative Assembly.

The Executive Branch

The chief executive power of the State is vested in the Governor. The Governor is elected to a four-year term and is limited to serving two terms in any twelve-year period. Kate Brown was elected Governor at the November 2018 general election to serve a four-year term ending December 31, 2022. The Governor proposes, plans, and recommends a budget for almost all of State government to the Legislative Assembly. The Governor also may call special sessions of the Legislative Assembly and appoint judges to vacant judicial positions. The Governor directly appoints the directors of most State agencies and many other State officials.

The Secretary of State is a statewide constitutionally elected officer designated as the auditor of public accounts in the State and as the State's chief elections officer. After former Secretary of State, Dennis Richardson passed away, Bev Clarno was appointed Secretary of State on April 2, 2019 to serve out the term ending on December 31, 2020. As auditor, the Secretary of State audits or reviews the accounts and financial affairs of State boards, commissions, departments and institutions. The Secretary of State also edits, codifies and publishes administrative rules, which supplement laws passed by the Legislative Assembly and prescribe the manner in which State agencies conduct business.

The State Treasurer is also a statewide constitutionally elected officer. Tobias Read was elected Treasurer at the November 2016 general election to serve a four-year term ending December 31, 2020. The Treasurer is responsible for all moneys paid into the State Treasury and administers the State's banking, cash flow, borrowing, the Oregon Savings Network, and investment operations. The State Treasurer also chairs or serves on numerous State boards and commissions responsible for investing several State funds and for setting borrowing policies for the State.

The Governor, the Secretary of State and the State Treasurer comprise the State Land Board, established by the Oregon Constitution to manage the Common School Fund and certain lands dedicated at statehood for educational purposes. The valuation of the Common School Fund was approximately $1.57 billion as of December 31, 2018. Its value fluctuates based on market conditions and the amount of withdrawals.  The fund is managed as a perpetual trust fund with approximately two to five percent of its value distributed annually to the State Superintendent of Public Schools for distribution to the State's K-12 public school districts.

In addition to the Offices of the Secretary of State and the State Treasurer, the Executive Branch includes other offices administered by statewide elected officials. The State Attorney General manages the Department of Justice and the State's legal affairs. The Labor Commissioner manages the Bureau of Labor and Industries that oversees and enforces the State's labor and wage laws.

The Judicial Branch

The Oregon Constitution establishes the Judicial Branch, which consists of the Supreme Court, Court of Appeals, Tax Court, and 36 Circuit Courts in 27 judicial districts. The Chief Justice of the Oregon Supreme Court administers the State court system and is the head of the Oregon Judicial Department. The Court of Appeals hears most of the civil and criminal appeals from the Circuit Courts and reviews most

State administrative agency actions. The Circuit Courts are Oregon's trial courts of general jurisdiction. The Tax Court is a special one-judge court that has exclusive, statewide jurisdiction to hear only cases involving Oregon's tax laws. All Oregon judges are elected by popular vote. The Governor, however, may appoint judges to fill vacancies that occur.

Services Provided by State Government

The Governor appoints the heads of and coordinates numerous State agencies that provide services through program areas that include: (1) Consumer and Business Services for protecting consumers and workers, promoting a positive business climate and regulation of various professions; (2) Economic and Community Development that aids businesses and people, including job creation, placement and retention services, business recruitment, community development and affordable housing; (3) Education from pre- kindergarten to post-secondary and life-long learning through community colleges and workforce development programs; (4) Human Services that relate to physical, mental and public health, self-sufficiency, child protective services and care for seniors and people with disabilities; (5) Natural Resources overseeing pollution control, land use, water quality and conservation, agriculture and food products, forests, watersheds and fisheries; (6) Public Safety that protects Oregon's people, property and natural resources through trained militia, law enforcement, prosecution and incarceration of juvenile and adult offenders; (7) Transportation; and (8) Administration that manages and provides policy direction and central services to other State agencies, such as data and networking infrastructure and procurement activities.  The management of elections and tax collection activities are also under this program area.

Employee Relations

As reported in the State's Combined Annual Financial Report ("CAFR") for FY 2018, there were 39,803 employees providing services through State government. Certain employees of the State of Oregon and political subdivisions have the right to form, join, and participate in the activities of labor organizations for representation and collective bargaining on matters concerning employment relations. An officially recognized or certified labor organization is the exclusive representative of its covered employees for collective bargaining. The scope of representation may include, but is not limited to, matters concerning wages, hours, paid leave and grievance procedures. The public employer must bargain in good faith with respect to employment relations. If a contract remains unsettled after a 150-day period of good faith contract negotiations, either or both of the parties may notify the Employment Relations Board (ERB) of the need for a mediator.  The parties may mutually agree to request a mediator before the end of the 150- day period by notifying the Board. If the parties do not reach settlement through mediation, then either party may declare impasse.  The parties then must each submit a final offer to the ERB.  The parties have a 30-day cooling off period, which starts when the parties have submitted their Final Offers to the ERB and the ERB makes public the Final Offers. After the 30-day cooling off period, the employer may implement its final offer. With 10 days' notice, the union may legally strike. The 10 day strike notice may be provided to the public employer during the 30 day cooling off period or after the cooling off period. For strike- prohibited bargaining units, either the employer or the exclusive representative may initiate binding arbitration to establish a successor collective bargaining agreement if mediation fails to produce a settlement. All State labor contracts expire at the end of each biennium (June 30, every two years) and are re-negotiated for the following biennium.

STATE FINANCIAL OPERATIONS

Budgetary Process

The Oregon constitution requires the State's budget to balance at the end of each biennium. Article IX, Section 2 of the Oregon Constitution states that the Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year. Article IX, Section 6 of the constitution states that "whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense [sic] of the ensuing fiscal year." Because of these two provisions, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

Historically, during the regular legislative session at the end of every biennium, the Legislative Assembly adopts a budget covering all of the State's operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for each State agency and the Legislative and Judicial Branches (the "Budget Bills"). There are four different categories of funds included in the State's budget: (i) General Fund, (ii) Lottery   Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.

The budgeting process begins with the Governor's submission of a recommended budget for State agencies in the December preceding the start of a new regular legislative session. Concurrently, the Department of Administrative Services ("DAS" or the "Department") prepares and files Budget Bills during December so that when the Legislative Assembly convenes in January for its regular session, the Joint Ways and Means Committee can begin consideration of each bill. By statute, the budget may not permit certain governmental purpose expenditures to exceed eight percent of the State's personal income. This limitation may be exceeded only if the Governor declares an emergency and if three-fifths of each house of the Legislative Assembly votes to exceed the limit.

The Legislative Assembly may provide spending authority to a State agency through a continuous appropriation of a fund dedicated for a certain purpose. In that case, spending is limited only by the amount of revenues received in or held by the fund. The Legislative Assembly may also limit the amount of money spent by placing an expenditure limitation on a continuously appropriated and dedicated fund. In addition, the Legislative Assembly enacts one-time appropriations of moneys to specific agencies or programs from moneys expected to be received or held by the State's General Fund and from lottery revenues. After the Budget Bills are passed, the Governor may veto an entire bill, single items in appropriation bills or the emergency clause in a bill. A two-thirds vote of the Legislative Assembly may override the Governor's veto.

If budget adjustments are required after a legislative session has ended, the Legislative Assembly may meet again in a specially called session, or the Legislative E- Board may adjust agency budgets.

Component Units

The Legislative Assembly has authorized the creation of certain public or non-profit corporations that are closely tied to certain statewide functions or agencies (the "Component Units"). These entities generally perform statewide functions that are authorized by the Legislative Assembly, but are not required to comply with many of the budgeting, purchasing and other requirements imposed on State agencies.  Included among these Component Units are the State Accident Insurance Fund (SAIF) Corporation and the Oregon Health and Science University ("OHSU"). In 1995, the Legislative Assembly transferred the duties and powers of the OHSU to an independent public corporation with statewide purposes and missions and without territorial boundaries. The State entered into a Debt Service Payment Agreement with OHSU pursuant to which OHSU assumed the repayment obligation for all bonds issued by the State for the original university. OHSU submits its funding request for each biennium to DAS, which includes such request as part of the Governor's biennial recommended budget.

In addition, as of July 1, 2015 the State's seven public universities became independent universities, each governed by an independent board and considered a public body with statewide purposes and without territorial boundaries. Each independent university may submit a funding request for each biennium that requests state aid and appropriations for state-funded debt service. This funding request is made through the Higher Education Coordinating Commission to the Governor and made a part of the Governor's biennial recommended budget. Any moneys appropriated to pay debt service for state bonds must be held by the State Treasurer pursuant to an agreement entered into by the State Treasurer and an independent university.

Revenue Forecasting

Oregon law requires DAS to prepare an estimate for each calendar quarter of the total amount of revenue, including General Fund and lottery revenues, available for State purposes for the current fiscal year, as well as the amount of revenue received quarterly, cumulated through the biennium. DAS must report its estimates to the Legislative Assembly, when it is in session, and to certain interim committees of the Legislative Assembly, when it is not in session. The reports are issued each March, June, September and December, with their posting dates varying slightly. These reports are commonly known as the quarterly "revenue forecast", and focus on the amount of expected General Fund and lottery revenues. In odd-numbered years when the Legislative Assembly is in session, the June forecast is released approximately May 15 and is commonly referred to as the "close of session" or "COS" forecast.

Oregon law also requires DAS to set forth the methodology and assumptions used to develop each quarterly revenue forecast. The State uses an econometric model to forecast the Oregon economy and personal and corporate income taxes (over 90 percent of the State's General Fund revenue). The econometric model has two major parts: (1) a State economic model that estimates employment, wages and personal income; and (2) a revenue forecasting system based on the economic model, for use in estimating personal and corporate income taxes. The system receives new data each quarter, with revisions to the model as necessary. The model does not include the fees and other miscellaneous revenues that comprise the balance of General Fund revenues.

The development of a revenue forecast involves three steps. First, a forecast of economic conditions in Oregon is made, then projected income and population is translated into projected tax receipts other than from corporate and excise taxes and finally corporate income and excise tax collections are projected.  In developing its projections, the State uses the national baseline forecasts of IHS Economics.

Accounting Practices

Oregon law designates DAS as the agency responsible for the overall administration and coordination of the State's internal accounting and other fiscal controls and procedures. DAS has developed the Oregon Accounting Manual that sets forth internal policies and uniform procedures for agencies to follow in their fiscal management, accounting and reporting.

DAS must prepare a financial report for the State of Oregon within 180 days after the close of each fiscal year. The reporting entity of the State of Oregon includes all agencies, boards, and commissions that are legally part of the State (primary government), and the State's component units. Component units are legally separate entities for which the primary government is financially accountable or entities that warrant inclusion as part of the financial reporting entity because of the nature and significance of their relationship with the primary government. Oregon's financial statements are prepared in conformity with generally accepted accounting principles applicable to state governments.

All governmental funds use the modified accrual basis of accounting. Revenues are recognized when they become measurable and available. On the modified accrual basis of accounting, taxpayer assessed taxes are recognized when the underlying exchange has occurred and the resources are available. Expenditures are recognized under the modified accrual basis of accounting when the related liability is incurred. An exception to this general rule of expenditure recognition is that principal and interest on general long-term debt is recognized when due.

Audits

The Secretary of State, as State Auditor, may audit or review the accounts and financial affairs of each State agency as deemed appropriate under ORS 297.210. An audit or review may also occur when there is a change in the executive head of an institution or department. The Governor, Legislative Fiscal Officer and DAS receive a report on each audit. The Secretary of State's Audit Division reviews the funds of the State's larger agencies in connection with the development of the State's annual financial report and provides annual audits, as requested, for the State's revenue bond funded programs.

Disbursements and Allotments

Oregon law requires that State agency spending be monitored and that moneys be disbursed throughout the biennium through an allotment process that is administered by DAS. Under this process, DAS allots to each agency the amount of appropriated moneys that may be spent during each of the eight quarters in a biennium. The amount of an allotment is based on estimates submitted by agencies of their statutory duties and projected expenditures to fulfill the purposes for which moneys were appropriated to them. DAS may amend allotments previously made by it at the request of an agency or after notice by DAS to an agency.  In addition, if DAS declares at any time during the biennium that there is a projected budget deficit due to insufficient revenues, then DAS, with the Governor's approval, may reduce previously made allotments to a level necessary to prevent the deficit. Allotments made for the purpose of debt service payments, however, may not be reduced.

Fiscal Checks and Balances

Oregon law provides for a system of checks and balances with respect to the deposit, accounting and expenditure of State moneys. DAS supervises State agency accounting and prescribes rules and regulations for preparation of agency budgets. The Secretary of State, the constitutionally designated auditor of public accounts, may disapprove claims for payment from any moneys in the State Treasury. State agencies are required to turn the moneys collected by them over to the State Treasurer for deposit into various funds that comprise the State Treasury. The State Treasurer is responsible for control of State banking relationships, cash management and the investment of State funds. Some State moneys are deposited with outside trustees who administer the cash and investments.

On a day-to-day basis, DAS, along with the State Treasurer and the Secretary of State, maintains the system of checks and balances. For example, DAS reconciles its accounts monthly with the related account balances maintained by the State Treasurer, which facilitates the adjustment of any imbalances or other errors. DAS also follows up on major deficiencies listed in the audit reports prepared by the Audits Division of the Secretary of State. Agencies must respond to DAS stating in detail how they will correct the deficiencies.

Loss Management

The Department of Administrative Services, Enterprise Goods and Services, Risk Management section is responsible for managing the State's risk of loss due to various types of loss or liability. The primary kinds of loss that the section works to prevent or pay include physical loss or damage to State property, tort liability claims brought against the State, its officers, employees, or agents, inmate injury, workers' compensation, employee dishonesty, and faithful performance bonds for key positions as required by law and additional positions as determined by agency policy. The State Insurance Fund (the "Fund") generally pays up to a set amount for various types of losses through its self-insurance program, with excess amounts covered by purchased commercial insurance policies. Both self-insurance losses and commercial insurance premiums are paid from the Fund. For each separate category of potential loss, DAS determines the appropriate level of the Fund or commercial insurance. Agencies pay assessments to the Fund for each category of loss.

Seismic Activity

The State is located in an area of seismic activity along the Pacific coast. The scientific consensus is that the State and the Pacific Northwest region is subject to periodic great earthquakes along the Cascadia Subduction Zone, a large fault that runs offshore from Northern California to British Columbia. Geologists are predicting the Pacific Northwest is due for a major earthquake magnitude (8.7 to 9.1). Such an earthquake would cause widespread damage to structures and infrastructure in western Oregon, and total damage in coastal areas inundated by a possible accompanying tsunami. It is likely the infrastructure damage would be sufficient to disrupt transportation, communication, water and sewer systems, power and gas delivery and fuel supplies for weeks to months for much of Western Oregon. This kind of regional disaster is unprecedented and could result in a significant permanent loss of population and business. Other natural disasters occur occasionally, including wildfires, volcanic eruptions, mudslides and wind storms but with less damage that is more localized than is predicted to occur from a major earthquake.

Cybersecurity

The State of Oregon operates a large and complex technology infrastructure to conduct its operations. The quickly changing cybersecurity threat landscape presents increasing risk to the integrity and confidentiality of information that the State receives and holds.

The State has adopted the National Institute of Standards and Technology Cybersecurity Framework as a defining roadmap for reducing or mitigating the risk of impact and/or damage from cybersecurity incidents. The Office of the State Chief lnformation Officer ("OSCIO"), which is responsible for all State Information Technology ("IT") and computer systems, has established Statewide Information Security Standards for information systems security. The Statewide Information Security Standards and recommended best practices have been developed using a combination of international and national standards, including the NIST Cyber Security Framework. These standards promote the development, implementation, and operation of secure information systems by establishing minimum levels of due diligence for information security. All State executive branch employees are required to take annual information security training.

The OSCIO directs Information Security strategies and policies statewide. In August 2018, the State adopted a Statewide Information Security Plan in order to apply relevant safeguards to State agencies and State information, IT Systems, networks, and applications. Compliance with this information security plan and statewide policies and standards is mandatory.

The Enterprise Security Office (ESO), as part of the OSCIO, has authority and responsibility for the statewide incident response program, as well as dissemination of security training, policy, and best practices across the State. The ESO has developed an Incident Response Plan to guide response to information security incidents. The Incident Response Plan describes how resources are to be brought together to respond to an information security incident, and was written in close coordination with the Office of Emergency Management and the Emergency Response Council. The Plan adopts National Incident Management System and Incident Command Systems methodology and terminology wherever possible and is designed to fit within existing emergency response practices. Pursuant to this Incident Response Plan, the State Incident Response Team (SIRT) responds to information security incidents that potentially impact multiple agencies or which pose a significant threat to the State. The SIRT is responsible for coordinating interagency security incident response resources and communications during or about an information security incident that impact multiple agencies. To test the incident response plan and verify SIRT's ability to execute, information security incident exercises are planned and conducted as necessary, depending upon the then-level of recent SIRT activity.

Enterprise security governance is being modified as a result of the 2017 Senate Bill 90, which unified information technology security functions under the authority of the State CIO. In the next biennium, major cybersecurity initiatives that address findings of federal and state audits and cybersecurity risk assessments will be coordinated through the Enterprise Leadership Team, which provides strategic direction for the executive agencies of the State. Agencies with elected leadership (Secretary of State, Treasury and Attorney General), the Legislature and Judiciary are coordinated with in the implementation of cybersecurity initiatives to maximize the protection of critical State systems and data from a common threat.

Despite the implementation of these cybersecurity plans and procedures, no assurances can be given by the State that such measures will ensure against all potential cybersecurity threats and attacks and accompanying disruptions and costs.

STATE OF OREGON INVESTMENT POLICIES

The Office of the State Treasurer (the "OST") invests moneys held on behalf of state agencies and participating local governments through two pooled investment vehicles or through separate accounts with guidelines specific to the agency's investment needs. Some of the agency moneys invested by the OST are bond proceeds or moneys used to pay bond debt service. The State's investment policies are governed by Oregon Revised Statutes and the Oregon Investment Council (the "OIC"). The OIC, created by a 1965 legislative act, establishes investment policies for all State funds. The OST is responsible for implementing those policies. The Governor appoints four of the OIC's five voting members, who are subject to confirmation by the Oregon Senate. The State Treasurer serves by statute. OST pooled investment vehicles are the statutory Oregon Short-Term Fund (the "OSTF") and the internally established Oregon Intermediate-Term Pool (the "OITP").

The OSTF is a short-term cash investment vehicle created by statute to invest State agency and Oregon local government moneys. The OSTF is not registered with the U.S. Securities and Exchange Commission as an investment company. The OST manages the OSTF within guidelines established by the OIC, with advice from and in consultation with, the OSTF Board. Primary investment objectives established for the fund are, in order of priority: preservation of principal, liquidity and yield. The OSTF Financial Statements for the year ended June 30, 2018 reported net assets of approximately $18.6 billion.

The guidelines in place for the OSTF require at least 50 percent of the portfolio to mature or re- price within 93 days; no more than 25 percent of the portfolio may have a maturity longer than one year; and no investments may have a final maturity longer than three years as measured from the settlement date of the initial transaction. Total weighted average credit quality of the portfolio must be a minimum of AA by Standard & Poor's. Reference the OSTF guidelines for full details. Eligible investments may include the following:

•	Investments with minimum long-term ratings of AA-, Aa3, or AA-, or better, by Standard & Poor's, Moody's Investors Services, or Fitch Ratings, respectively, consisting of:
-	U.S. Treasury Securities
-	U.S. Government Agency Securities
-	U.S. dollar-denominated Foreign Government Securities and their Instrumentalities
•	Commercial Paper with short-term ratings of A-1, P-1 or Fl by Standard & Poor's, Moody's or Fitch Ratings, respectively, at the time of purchase.

•	Corporate indebtedness with minimum long-term ratings of A-, A3 or A- by Standard & Poor's, Moody's or Fitch Ratings, respectively, at the time of purchase.
•
Asset-Backed Securities with minimum long-term ratings of AAA, Aaa or AAA or minimum short- term ratings of A-1+, P-1 or Fl+ by Standard & Poor's, Moody's or Fitch Ratings, respectively, at the time of purchase.

•
Certificates of deposit issued by banks in Oregon and insured by the FDIC or collateralized according to ORS Chapter 295, and negotiable certificates of deposit and banker's acceptances from domestic commercial banks with minimum short term ratings A1/P1/F1 by Standard  & Poor's, Moody's or Fitch Ratings, respectively.

•
Municipal debt obligations (agencies, instrumentalities, and political subdivisions) that have long-term ratings of AA-, Aa3 or AA-, or better, or are rated in the highest category for short-term municipal debt by Standard & Poor's, Moody's Investors Services, or Fitch Ratings, respectively, at the time of purchase.

•
Repurchase agreements and reverse repurchase agreements that mature in no more than 90 days are fully collateralized with cash, government obligations or obligations of agencies of the federal government and are entered into with primary dealers as recognized by the Federal Reserve Bank or the State's custodial bank and certain other types of debt or similar instruments.

•	Up to $250 million in the Oregon Local Government Intermediate Fund ("OLGIF")

The OITP is an alternative to the OSTF for State agencies. The moneys in the OITP are pooled and managed by OST to invest dollars not needed to cover short-term needs and able to withstand price volatility to achieve returns often associated with longer-term investments. The OITP is a voluntary investment vehicle for State agencies with funds that are allowed to be invested.

The OITP's management objective is to maximize total return, which includes investment value and coupon income within the desired risk parameters and fixed income investments prescribed in the portfolio guidelines. The OITP's benchmark index is the Barclay's US Aggregate 3-5 years. The OITP is not structured to provide 100 percent net asset value on each participant's initial investment at all times. For consistency with the portfolio's total return objective, the value of each participant's investment is determined on a proportional basis to the net market value of the entire portfolio. The OITP is not registered with the U.S. Securities and Exchange Commission as an investment company.

Eligible investments are detailed in the OITP guidelines, but in general, the OITP may invest, subject to diversification requirements, in several types of investment grade rated debt market instruments denominated in U.S. dollars.  These may include:

•	Obligations of U.S. and non-U.S. corporate issuers;
•	Obligations of the U.S. government and its agencies and instrumentalities;
•	Obligations issued or guaranteed by non-U.S. governments and instrumentalities;
•	Taxable debt securities issued by U.S. states or local governments and their agencies, authorities and other U.S. state government-sponsored enterprises;
•	Repurchase agreements and reverse repurchase agreements.

The OITP invests in securities that, at the time of purchase, are investment grade rated by nationally recognized rating agencies, such as Moody's or Standard & Poor's. The overall portfolio must maintain an average modified duration of+/- 20% of its benchmark index. Limitations on individual investment terms to maturity vary by security type, but in general, securities have a maximum term of or weighted average life of 10 years.

Except for U.S. Treasury and U.S. Agency securities, no more than five percent of the OITP may be invested in the securities of any one issuer and a maximum of 25 percent may be invested in any one of 10 broad sectors as defined by the Bloomberg Industry Classification System ("BICS").

REVENUES

Revenues available to the State are discussed below based on the following categories: General Fund, Lottery Funds, Reserve Funds, Other Funds and Federal Funds. Certain of these revenues are available only to finance permitted purposes as authorized by State or federal law.

General Fund Revenues

The following describes the largest sources of the State's General Fund revenues.

Taxes

Personal Income Taxes. Oregon taxes the personal income of individuals, estates, and trusts. Taxable income is calculated using the Internal Revenue Code of 1986, as amended and in effect applicable to the tax year of the taxpayer. Oregon employers withhold income tax from their employees' wages. The employees then file Oregon tax returns for refunds or pay additional tax by April 15 of each year. Self-employed persons and others not subject to withholding must pay quarterly estimated tax payments.

Corporate Excise and Income Taxes. Corporations are subject to either a corporate excise tax or the corporate income tax under Oregon law. The corporate excise tax is imposed for the privilege of doing business in Oregon. A corporation is doing business in Oregon when it engages in any profit-seeking activity in Oregon.

The corporate income tax is imposed on any corporation that has income from an Oregon source. Corporations that operate in more than one state must determine the share of their income attributable to Oregon activities using Oregon sales relative to sales in all states for both income taxes and excises taxes. The corporate income tax rate mirrors that of the excise tax rate on taxable income derived from sources within Oregon.

Insurance Taxes. Insurers operating in Oregon are subject to the corporate excise tax. Some insurers that are domiciled in other states or countries are also subject to a retaliatory tax. The Oregon Department of Revenue collects the excise tax. The Division of Financial Regulation of the Department of Consumer and Business Services collects the retaliatory tax.

Estate Taxes. Oregon's estate tax is imposed as a percentage of the Oregon estate. Because Oregon calculates its tax differently than the federal estate tax, the Oregon estate tax amount may be different from the federal tax amount, even though the Oregon tax is tied to the Federal Internal Revenue Code.

Cigarette and Other Tobacco Taxes. The State imposes an excise tax on the distribution of all tobacco products in Oregon. The cigarette and other tobacco products taxes are distributed primarily to fund health-related programs, including the Oregon Health Plan and tobacco use reduction, another portion goes to the state General Fund, and, in the case of the cigarette tax, the balance is distributed equally among cities, counties and the Department of Transportation.

Other Taxes. A portion of the moneys collected from several forest harvest taxes and the Amusement Device Tax are allocated to the General Fund.

Raising Taxes. Article IV, Section 25 of the Oregon Constitution requires a three-fifths majority of all members elected to each house of the Legislative Assembly to pass bills for raising revenue and that the presiding officer of each respective house sign the bill or resolution.

Fines and Fees

The fines and fees section of General Fund revenues includes State Court Fees, Secretary of State Corporation Fees, Criminal Fines and Assessments, and Securities Fees. These are fees imposed by agencies or the State courts for the filing of certain court-related or corporate documents and certain fines for violations of the law.

Liquor Sales Apportionment

The State imposes taxes on beer, hard cider, and wine manufactured or distributed in Oregon. The Oregon Liquor Control Commission ("OLCC") exclusively imports and distributes beverages with 21 percent or more alcohol. The OLCC sets the retail prices for the alcohol it distributes. The net revenue from these operations goes into an OLCC account, which distributes approximately 56 percent of the revenues to the General Fund.

Other Sources

Other major sources of General Fund revenue include charges for central services performed by DAS, interest earnings, and miscellaneous revenues.

General Fund Revenue Reduction Due to Income Tax Return (2% Surplus Kicker)

Under the Oregon Constitution, if biennium revenues actually received exceed estimated amounts to be received from General Fund revenue sourced (including personal income taxes), by more than two percent, a tax credit is issued to taxpayers. This credit of excess revenues is popularly known as the "kicker." For individuals, the refundable credit (determined by reference to excess General Fund revenue sources other than corporate income and excise taxes)  is based on the previous calendar year's tax liability (for example, 2008 liability for the 2007-09 kicker). For corporations, the credit (determined by reference to the excess corporate income and excise taxes) is based on the tax liability for the calendar year containing the end of the biennium (for example, 2009 liability for the 2007-09 kicker). The State may retain the individual kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

In November 2012, voters approved Measure 85, amending the Oregon Constitution and allocating the corporate kicker, (actual biennium revenue from corporate income and excise taxes that exceeds the Close of Session revenue forecast by more than two percent) to increase K through 12 public education spending.

Lottery Funds

Revenues from the operation of the Oregon State Lottery comprise a significant source of money in the State's budget. After the payment of prizes and operating the State Lottery, revenues are constitutionally dedicated to education, economic development, and natural resources program areas. According to the Oregon Constitution, at least 84 percent of the total annual revenues from the sale of lottery tickets or shares shall be returned to the public in the form of prizes and net revenues benefiting the public purpose. After paying player prizes and operating expenses, the Lottery transfers the remaining revenues to the Administrative Services Economic Development Fund. The Oregon Constitution and the Legislative Assembly direct how moneys from this fund are distributed. Presently, the Education Stability

Fund and the Parks and Natural Resources Fund receive about 33 percent of total transfers, and 1.5% of net lottery proceed transfers are constitutionally dedicated to veterans' services. Debt service payments, State school funding, and economic development efforts are the primary uses for the remainder.

Reserve Funds

The State has two budgetary reserve funds, the Education Stability Fund and the Oregon Rainy Day Fund that may be drawn on in the event of General Fund revenue shortfalls or economic downturns within a biennium subject to certain restrictions described below.

Education Stability Fund ("ESF"). Under the Oregon Constitution, 18 percent of the net proceeds from the State Lottery must be deposited in the ESF. The ESF retains earnings or spends them on public education. The Legislative Assembly also may appropriate other moneys or revenues to the ESF. The amount in the ESF may not exceed five percent of the amount that was accrued as revenues in the State's General Fund during the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly can appropriate all or a portion of the money in the ESF for public education expenditures subject to the Governor also declaring an emergency or the Legislative Assembly finding that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues are projected to drop at least two percent below the current close of session forecast.

Rainy Day Fund ("RDF"). The 2007 Legislative Assembly authorized the establishment of the Oregon Rainy Day Fund, codified in ORS 293.144 to 293.148. ORS 293.146 provides for deposits to the RDF in an amount equal to up to one percent of the State's General Fund appropriations for a biennium. The deposit is payable from the State' s General Fund ending balance at the end of a particular biennium. The actual amount of the deposit up to the one percent requirement will depend on the size of the State's General Fund ending balance. Additional transfers to the RDF cannot be made if the balance in the RDF exceeds 7.5 percent of the amount of General Fund revenues collected in the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly may appropriate two-thirds of the beginning balance of the biennium in the RDF if it finds that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months; or (iii) General Fund revenues are projected to drop at least two percent below the current close of session forecast.

Other Funds Revenues

A description of the largest sources of the State's Other Funds revenue follows below.

Selective Sales and Use Taxes

Cigarette and Other Tobacco Taxes. As described above, a portion of the cigarette tax goes to the General Fund and a portion goes towards the Oregon Health Plan. The Oregon Health Plan is the primary recipient of the cigarette tax distributed as Other Funds, with small amounts distributed to tobacco cessation programs and among cities, counties, and elderly and disabled transportation programs.

Recreational Marijuana Taxes. Oregon voters legalized recreational use of marijuana under Measure 91 and designated the OLCC as the state agency to regulate the commercial growing and selling of recreational marijuana. The marijuana tax is imposed at the retail level and collected by the Department of Revenue. The tax ranges from 17 to 20 percent. The Legislative Assembly set the base tax rate at 17 percent; however, cities and counties may add up to an additional three percent tax. The tax began to be imposed on sales after January 4, 2016 and is distributed as follows: 40% to State School Fund; 20% to Mental Health Alcoholism and Drug Services; 15% to State Police; 10% to Cities for enforcement of the Measure; 10% to Counties for enforcement of the Measure; and 5% to the Oregon Health Authority for alcohol and drug abuse prevention.

Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State's highways. The Oregon Department of Transportation ("ODOT") also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.

Gross Receipts Business Taxes
Public Utilities. Regulated utilities operating within the State must pay taxes based on their gross operating revenues. These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.

Corporate Activity Tax. A new Corporate Activity Tax ("CAT") was signed into law on May 16, 2019, effective January 1, 2020.  The CAT is imposed on individuals, corporations, and other entities with Oregon-source gross receipts of more than $1 million attributable to a trade or business. Numerous exceptions apply, including sales of food.  The CAT also contains a component akin to a use tax. Revenues derived from the CAT are paid into the Fund for Student Success to help fund the state's education expenses. An industry group filed a referendum on May 30, 2019, seeking repeal of the tax.  If sufficient signatures are gathered, Oregon voters could determine the fate of the CAT in 2020.

Employer-Employee Taxes
Employment Taxes. Employers and employees in Oregon must pay unemployment taxes. The rate of unemployment tax depends upon the balance in the Unemployment Compensation Trust Fund as of August 31 of each year, the taxable payroll, and the amount of unemployment benefits paid.

Workers' Compensation Insurance. Oregon employers and employees also pay a workers' compensation assessment. The Director of the Department of Consumer and Business Services determines the amount of workers' compensation assessments.

Transportation Tax. Employers in Oregon withhold 0.1% of employee wages for certain transportation purposes. Funds go to the Statewide Transportation Improvement Fund for subsequent distribution to mass transit districts, transportation districts, certain counties, and federally recognized Indian tribes.

Severance Taxes
Portions of the Eastern Oregon, Western Oregon and Other Severance taxes are paid to funds outside of the General Fund for various forest-related and other programs.

Licenses and Fees
Vehicle Privilege and Use Tax. Oregon imposes a vehicle dealer privilege tax (the "Privilege Tax") for the privilege of selling new vehicles in Oregon. The State also applies a vehicle use tax (the "Use Tax" and together with the Privilege Tax, the "Vehicle Taxes") to new vehicles purchased from dealers outside of Oregon by Oregon residents or businesses that will use or store the vehicle in Oregon. The Use Tax moneys are deposited into the State Highway Fund and dedicated for transportation purposes, while the Privilege Tax moneys are deposited in the Zero-Emission Incentive Fund and the Connect Oregon Fund.

Bicycle Tax. Oregon also imposes an excise tax on the purchase of new bicycles over a certain price.  Revenues from this tax are deposited in the Connect Oregon Fund.

Heavy Equipment Rental Tax. Certain providers of heavy equipment must pay a tax on rentals of such equipment. The state of Oregon is reimbursed for its administrative and collection costs, with the balance directed to counties.

Vehicle Taxes
Oregon imposes a vehicle dealer privilege tax (the "Privilege Tax") for the privilege of selling new vehicles in Oregon. The State also applies a vehicle use tax (the "Use Tax" and together with the Privilege Tax, the "Vehicle Taxes") to new vehicles purchased from dealers outside of Oregon by Oregon residents or businesses that will use or store the vehicle in Oregon. The Use Tax moneys are deposited into the State Highway Fund and dedicated for transportation purposes, while the Privilege Tax moneys are deposited in the Zero-Emission Incentive Fund and the Connect Oregon Fund.

Other Revenues
Charges for Services. Major portions of these Other Funds revenues are premium payments collected by the Public Employees Benefit Board and the Oregon Educators Benefit Board; fees charged to state agencies for centralized services provided by the Department of Administrative Services; and administrative charges to various tax, fee, assessment, collections and other programs.

Fines, Rents and Royalties, Bond Sales. The State collects income from State-owned properties that are leased or rented. It also collects fines and royalties. Proceeds from the sale of bonds issued by the State are deposited into various program funds and accounts for disbursement to construction projects, or loan and grant programs operated by various State agencies.

Sales, Donations and Loan Repayments. The State from time to time sells State-owned properties, receives donations from various parties and receives repayments on loans made to governmental and private entities under various programs.

Federal Funds

Federal Funds are moneys received from the federal government. The Legislative Assembly may authorize receipt of Federal Funds for specific purposes. These funds must be appropriated by the Legislative Assembly and used in accordance with any restrictions placed on the funds by the federal government.

RECENT DEVELOPMENTS

2019-2021 Biennial Budget Process

The proposed 2019-2021 biennial budget was released by Governor Kate Brown on November 28, 2018 (the "Governor's Budget") for consideration by the Legislative Assembly during the legislative session which convened on January 22, 2019 (the "2019 Legislative Session"). The Governor's Budget assumes, for the General Fund and Lottery Funds combined, $23.783 billion in available resources and proposes $23.574 billion in expenditures, leaving ending fund balances of approximately $208 million.

The proposed Governor's Budget anticipates certain revenue increases to maintain core government functions as well as certain program and policy changes, all of which are subject to review and modification by the Legislative Assembly. The Governor has proposed multiple revenue increases, including: $45.9 million in increased business tax rates and elimination of the partnership pass-through and exporter benefit, $31.3 million in restructuring of corporate minimum tax, $33.1 million in elimination of the "Gain Share" transfer to counties, and $26.3 million in increased liquor taxes and fees. The Governor also proposes several program changes, including: establishing a carbon cap-and-trade market and other climate programs, reducing class sizes in kindergarten through third grade and increasing days in the school year, investing $17.2 million to raise rates paid to memory care and other senior living facilities, providing $100 million to help schools cover the cost of increases to the pension system, adding 224 new positions in child welfare services, and investing $700 million for Oregon's Medicaid program. The Governor's Budget includes a $657 million package of other revenues to offset General Fund costs for the Oregon Health Plan.

The Governor has also called on the Legislative Assembly to make additional investments in education, above the funding proposed in the Governor's Budget, that would be made only if the Legislative Assembly approved new revenues of approximately $1.9 billion to pay for the investments.  The Oregon Constitution requires the Legislative Assembly to balance the State's General Fund budget. If the Legislative Assembly does not enact some of the proposed program and policy changes on which the Governor's Budget is based, other measures would be necessary to balance the budget which may include reducing proposed spending levels, increasing revenues or some combination thereof.

On March 7, 2019, the co-chairs of the Legislative Assembly's Joint Ways and Means Committee released their proposed Balanced Budget Plan for the 2019-2021 biennial budget (the "Co-Chairs' Budget Plan"). The proposals in the Co-Chairs' Budget Plan and the 2019-2021 Governor's Budget are the basis upon which committees of the Legislative Assembly will review particular agency budgets to arrive at an over-all State budget for the 2019-2021 biennium. The Co-Chairs' Budget Plan proposes $23.2 billion in expenditures for the General Fund and Lottery Funds combined.  It includes $8.8 billion for K-12 schools, $3.1 billion for all other Education, $6.3 billion for Human Services, $3.4 billion for Public Safety/Judicial, $474 million for Natural Resources, $423 million for Transportation/Economic Development, $271 million for Administration and $459 million for all other programs.

During the 2019 Legislative Session, House Bill 3427 ("HB 3427") was introduced at the request of the Joint Committee on Student Success. HB 3427 proposes to impose a Corporate Activity Tax on certain taxable commercial activity and designates the revenues to be used for funding early learning programs and prekindergarten through grade 12 level education. In addition, HB 3427 proposes to reduce certain personal income tax rates by 0.25 percent. HB 3427 is a revenue raising measure that would require approval by a three-fifths majority vote of the Legislature. As of May 1, 2019, HB 3427 was passed by the House. The revenue impact of the A-Engrossed version of HB 3427 was estimated by the Legislative Revenue Office to be a net revenue increase of $1.18 billion for the 2019-2021 biennium, $2.11 billion for the 2021-2023 biennium and $2.31 billion for the 2023-2025 biennium.  The State cannot predict whether HB 3427 will become law, or whether the bill will be further amended during the 2019 Legislative Session. Furthermore, if HB 3427 does become law, the State cannot predict whether the bill would be challenged through a citizen initiated referendum petition or whether sufficient signatures would be gathered to refer the bill to Oregon voters at the next General Election in 2020 or an earlier special election provided for by the Legislative Assembly.

The Governor recently announced a proposal to help stabilize school district Oregon Public Employees Retirement System ("PERS") employer contribution rates by creating and seeding a School PERS Offset Account through a variety of options, such as the retention of a portion of the personal income tax kicker, a transfer of excess surplus in the State Accident Insurance Fund (SAIF), general fund and lottery fund appropriations, and temporary taxes, fees, and surcharges. Many of these options are subject to legislative approval, may be referred to the voters, and may be subject to legal challenge. As with any legislative and budget proposal, the State cannot predict whether any or all portions of this proposal will become part of the 2019-2021 Legislatively Adopted budget.

The budgets finally adopted by the Legislative Assembly for state agencies will be the result of review and adjustments between the 2019-2021 Governor's Budget and the Co-Chairs'  Budget  Plan during the 2019 Legislative Session.

Biennial Bond Legislation

Proposed 2019-2021 Biennial Bond Legislation. House Bill 5005 has been introduced for consideration during the 2019 Legislative Session to establish biennial issuance authority for general obligation and revenue bonds. House Bill 5005 proposes maximum issuance in the 2019-2021 biennium of: $1.07 billion in general obligation bonds and $1.32 billion in direct revenue bonds, including $301.3 million of Lottery Revenue Bonds. These recommended levels are subject to adjustment during the 2019 Legislative Session.

2017-2019 Biennial Bond Legislation. The biennial "bond bill," Senate Bill 5505 (Oregon Laws 2017, Chapter 570), as amended by Senate Bill 5702 (Oregon Laws 2018, Chapter 87) ("SB 5702"), authorized approximately $1.34 billion in general obligation bonds and approximately $651.03 million in direct revenue bonds to be issued during the 2017-2019 biennium. In addition, approximately $128 million in certificates of participation and other financing agreements were authorized to be issued during the 2017- 2019 biennium. The largest projects authorized by SB 5702 were $39.6 million for a new academic building, as part of the Cascades Expansion for Oregon State University and $20.3 million for Phase II of the Campus for Accelerating Scientific Impact at the University of Oregon.

2018 Legislative Session

During the 2018 Legislative Session, the Legislative Assembly took actions to adjust the 2017- 2019 Legislatively Adopted Budget (the "Legislatively Adopted Budget" or "LAB") based on available resources as projected in the March 2018 Forecast. The LAB as adjusted based on available resources is referred to as the "Legislatively Approved Budget." House Bill 5201 ("HB 5201") was the budget reconciliation bill for the 2018 Legislative Session that addressed changes in projected revenues and expenditures since the close of the 2017 Legislative Session. Some of the primary changes within HB 5201 were to rebalance the Oregon Department of Human Services and Oregon Health Authority budgets as well as provide additional funding to the State's Department of Forestry for 2017 emergency fire-fighting costs. The net effect to the overall 2017-2019 budget was a $69.6 million increase in General Fund expenditures and an $80.9 million increase in Lottery Fund expenditures.

After taking into consideration all of the actions of the 2018 Legislative Session, including additional revenue measures to address the effects of the federal Tax Cuts and Jobs Act on Oregon, the combined General Fund and Lottery Funds budget increased by $150.5 million (a 0.72% increase from the LAB) resulting in a General Fund and Lottery Funds combined ending balance estimated at $654.9 million.  The combined General Fund and Lottery Fund expenditures in the Legislatively Approved Budget, including the effects of the 2018 Legislative Session, total $21.1 billion (an increase of 11.1% from the 2015-2017 biennium).

Other Actions of the 2018 Legislative Session. Senate Bill 1528 (Oregon Laws 2018, Chapter 108) ("SB 1528") makes available a credit against personal or corporate income/excise taxes to taxpayers that make contributions to the Opportunity Grant Fund to support Oregon's state-funded, need-based grant program for college students. Contributions to the fund are limited to no more than $14 million per fiscal year, so the estimated General Fund revenue impact for the 2017-2019 biennium is a decrease of $14 million. SB 1528 also requires the addition to Oregon taxable income of amounts allowed as a deduction under the federal Tax Cuts and Jobs Act in section 199A(a) of the Internal Revenue Code, resulting in the continued receipt of approximately $258.4 million in General Fund revenue during the 2017-2019 biennium, that would have been lost due to the federal tax law changes. In total, the effect of SB 1528 is a net increase in General Fund revenues of $244.4 million for the 2017-2019 biennium. Senate Bill 1528 has been challenged, however, on the theory that the bill is a revenue raising measure that did not originate in the House and did not pass with a supermajority pursuant to Section 25, Article IV of the Oregon Constitution.  The challenge failed in Oregon Tax Court and at least one of the plaintiff in the case reportedly does not plan to appeal the decision.

SB 1529 updates the State's connection to the internal revenue code and other provisions in federal tax laws, and makes adjustments to Oregon's tax laws intended to offset some of the impacts of changes in federal tax laws. The adjustments in SB 1529 are expected to result in a net increase in General Fund revenues of $240 million during the 2017-2019 biennium.

Senate Bill 1566 (Oregon Laws 2018, Chapter 105) ("SB 1566") makes a one-time transfer of certain revenue received pursuant to SB 1529 to PERS. The transfers include $115 million intended to offset school district employer contribution rates and $25 million to offset future employer contribution rates by providing a match of up to 25% (or $100 million) in employer contributions to PERS side accounts. In addition, SB 1566 authorized the transfer of a portion of excess proceeds above long-term averages of four state revenue streams (state debt collection, capital gains taxes, estate taxes, and interest on unclaimed property) to further offset school districts' unfunded liability. The estimated impact of SB 1566 on the General Fund is indeterminate.

2018 Special Session. At the call of the Governor, the Legislative Assembly convened for a one day special session on May 21, 2018 (the "2018 1st Special Session"), for the purpose of considering legislation to address differential tax treatment for sole proprietorships under Oregon law. HB 4301 was passed during the 2018 1st Special Session and took effect on August 20, 2018. The law expands the availability of elective reduced personal income tax rate for certain pass-through income to taxpayers doing business as sole proprietorships and applies to tax years beginning on or after January 1, 2018.

ECONOMIC INFORMATION

The following information is derived from the May 2019 Oregon Economic and Revenue Forecast prepared by the OEA.

SUMMARY

The economy is on firmer ground today following a rocky start to the year. The combination of softer economic data and concerns over potential policy mistakes raised the risk of recession. However as the data flow improves, and the Federal Reserve's dovish pivot, recession fears have faded. That said the economy is slowing down following last year's tax cut fueled growth. Economic gains over the upcoming 2019-21 biennium will be more in-line with underlying growth in the labor force and productivity. Encouragingly, the latter has shown signs of life recently due to the tighter labor market. The recent escalation in the trade war is a wildcard. It is too soon to know how disruptive it may be to global supply chains as developments are ongoing.

While the U.S. economy is just now beginning to slow, Oregon's has for the past few years. Now, the state continues to see healthy rates of growth. However Oregon is no longer significantly outpacing the nation like it was a couple of years ago. Overall, this was not unexpected. So far this biennium, actual employment, personal income, and population in Oregon have closely tracked the forecast.

Looking forward, Oregon's economic outlook calls for ongoing, but slower growth this year and next. The tighter labor market, somewhat fewer in-migrants, fading federal fiscal stimulus and past interest rate hikes all cool economic activity. That said, Oregon continues to hit the sweet spot. Growth is strong enough to keep up with a growing population but also deliver economic and income gains to Oregonians. This pattern is expected to continue until the next recession, whenever it comes.

While economic growth in Oregon is slowing down as expected, the same cannot be said for Oregon General Fund tax revenues. During the peak tax filing season, Oregon saw record collections of both personal and corporate income taxes. Both are up more than 50% relative to this time last year. Now, most other states that depend on income taxes have also experienced very big years. However, tax collections have come in far above what underlying economic gains could reasonably support.

Clearly, taxpayer responses to federal tax reform are playing a large role in these record collections. Law changes have broadened the tax base for some business income, and have given taxpayers the incentive to shift the timing of their payments. With lower tax rates in 2018, filers tried to recognize as much income as possible during the tax year. How much liability remains to be realized in future years is an open question.

Projected 2017-19 Net General Fund resources are up $883 million from the May 2019 forecast. Including Lottery revenues, net resources are up $908 million. As a result, Oregon's unique kicker law has been triggered for both personal and corporate taxes. A record (in dollar terms) $1.4 billion personal kicker is projected for 2019-21, while corporate tax revenue of $616 million is projected to be dedicated to  K-12 education spending.

Given Oregon's economic and revenue forecast history, kicker payments of this size are a once a decade event. The median filer will receive a kicker credit of $338 next year, while the average filer will receive a credit of $691.  Filers in the top 1% of the income distribution will receive a credit of nearly $14,000.

Heading into the next biennium, uncertainty about the performance of the regional economy will become paramount. Growth will certainly slow to a more sustainable rate in the coming years, but the path taken to get there is unknown. Capacity constraints, an aging workforce, monetary policy drags and fading stimulus all put a lid on growth a couple of years down the road. However, the exact timing and steepness of this deceleration is difficult to predict, leading to a wide range of possible revenue outcomes for the 2019-21 biennium.

ECONOMIC OUTLOOK

Economic Summary

The economy is on firmer ground today following a rocky start to the year. The combination of softer economic data and concerns over potential policy mistakes raised the risk of recession. However as the data flow improves, and the Federal Reserve's dovish pivot, recession fears have faded. That said the economy is slowing down following last year's tax cut fueled growth. Economic gains over the upcoming 2019-21 biennium will be more in-line with underlying growth in the labor force and productivity. Encouragingly, the latter has shown signs of life recently due to the tighter labor market. The recent escalation in the trade war is a wildcard. It is too soon to know how disruptive it may be to global supply chains as developments are ongoing.

While the U.S. economy is just now beginning to slow, Oregon's has for the past few years. Now, the state continues to see healthy rates of growth. However Oregon is no longer significantly outpacing the nation like it was a couple of years ago. Overall, this was not unexpected. So far this biennium, actual employment, personal income, and population in Oregon have closely tracked the forecast.

Looking forward, Oregon's economic outlook calls for ongoing, but slower growth this year and next. The tighter labor market, somewhat fewer in-migrants, fading federal fiscal stimulus and past interest rate hikes all cool economic activity. That said, Oregon continues to hit the sweet spot. Growth is strong enough to keep up with a growing population but also deliver economic and income gains to Oregonians. This pattern is expected to continue until the next recession, whenever it comes.

U.S. Economy

After a rocky start to 2019, the economy is on firmer ground today. The expansion will celebrate its tenth birthday next month, marking the longest on record for the U.S. Even as GDP remained strong in the first quarter, the outlook calls for slowing growth this year and next.

The fading federal fiscal stimulus and full impact of past interest rate increases work to cool economic activity. In fact the underlying dynamics of the strong GDP report confirm an economy transitioning down to more sustainable rates. Temporary factors like inventory accumulation and net exports accounted for half of the growth, which will likely reverse this quarter or next.

All told, forecasters and the Federal Reserve are becoming a bit more worried about growth slowing too much. As such, the Fed has put future rate hikes on hold and private forecasters see a somewhat higher risk of recession. That said, the recession fears from earlier this year appear overblow as the economic data flow has firmed in recent weeks.

Starting with the stock market correction in December, economic data softened for a couple of months. Retail sales, housing, and manufacturing all came in lower than expected. When combined with the federal uncertainty- government shutdown, trade tensions, and outlook monetary policy - the risk of recession increased in most forecaster's eyes due to the weakening data flow and concerns of policy mistakes. The good news is the economic data has revived in the past 6-8 weeks. Consumer spending continues to hold up and the outlook remains positive due to the ongoing gains in the labor market. Housing demand remains strong due to demographics, income growth, and the recent decline in mortgage rates.

At the moment, it is really only manufacturing and the strong U.S. dollar that remain somewhat weak. The recently announced increased tariffs on Chinese imports are a wildcard. To date the tariffs have not had major economic impacts as discussed in more detail last quarter 1. That said, they do act as a tax on U.S. businesses and consumers who pay higher prices for inputs and products. Additionally, the recent escalation of the tariffs brings the situation closer to what Moody's Analytics called their worst-case scenario a year ago. Tariffs of 25% on Chinese imports to the U.S. are too large for businesses to easily navigate around. The longer they remain in place without a deal, the more disruptive the situation becomes for global supply chains. Given these developments have taken place within the past few days, the outcome is unclear at this point. At least for the time being, the manufacturing sector continues to grow and the data is not yet deteriorating further. As 2015 proved, even a manufacturing recession, let alone a slowdown, does not have to prove fatal for the service- dominated U.S. economy.

The biggest economic shift in recent months has been the Federal Reserve's hard pivot away from further interest rate hikes. After raising rates four times in 2018, the Fed initially expected to raise rates a few more times in 2019 and 2020. However, the combination of the softening data and the fact that actual inflation continues to come in under the Fed's official 2 percent target for the past seven years, caused, in part, the Fed to change its tune. As University of Oregon's Tim Duy notes, the Fed is an in uncomfortable position with below target inflation, record low unemployment and strong job gains. This combination is unusual historically- the opposite of the 1970s stagflation - but is clearly the good type of challenge to face.

With no pressing economic reason for continued rate hikes, financial markets indicate a rate cut is more likely than a rate hike. Now, many private forecasters expect one more rate hike this cycle, either in late 2019 or early 2020. Even so, markets are pricing in a very flat yield curve. So far, the highly watched interest rate spread between the 2 year and 10 year Treasuries has not inverted, as it does prior to recessions. However some other term spreads have inverted, meaning short-term rates are higher than medium-term rates. While these are not as closely watched indicators of recession, they do give forecasters and the Fed pause.

By backing off now, the Fed is trying to ensure the expansion continues, pulling more workers off the sidelines and back into the economy. Moody's Analytics Chief Economist, Mark Zandi, goes so far as to say the U.S. is experiencing positive hysteresis where the "exceedingly tight labor market is making employable the previously unemployable."

In keeping with a tighter labor market, wages continue to pick up at the national level. And more importantly for future economic and wage growth, productivity in recent quarters shows signs of acceleration as well. As discussed in more detail in the September 2018 forecast, the overall outlook calls for slower economic growth over the medium- and long-run due to slow growth in the labor force as Baby Boomers retire and due to very    low levels of productivity growth in the past decade or two. Should the productivity gains prove permanent and sustainable, it raises the speed limit for the entire economy, helping to offset some of the demographic drag.

Importantly, the combination of stronger productivity and ongoing low unit labor costs means economic growth can remain a bit stronger without driving inflation higher. The expansion should still have room to run.

Bottom Line: The U.S. expansion has matured and is now the longest on record. That said, the economy remains healthy and the outlook calls for ongoing, but slowing growth this year and next. Risks remain but the next recession is not yet seen in the data. Better economic readings in the past month or two alleviate some of the concern earlier in the year. When combined with the Federal Reserve's pivot, the economic expansion will endure. The challenge is for policymakers to properly gauge the economy as it transitions down to more sustainable rates of growth, and adjust policies as needed.

Oregon Economy

Oregon continues to see healthy rates of growth when it comes to employment, income, and GDP. However the state is no longer significantly outpacing the nation like it was a couple years ago. This is particularly true for job gains which are effectively matching the average state in recent quarters. Personal income growth remains stronger, meaning Oregon income per capita, per worker, and per household is rising faster than nationwide. This is a continuation of the so-called sweet spot where economic growth is strong enough to keep up with the growing population but also deliver ongoing gains to Oregonians. This pattern of growth is expected to continue until the next recession, whenever it comes.

Overall, the slowdown seen in the Oregon economy was not unexpected. In fact, over the course of the current 2017-19 biennium, Oregon's employment, personal income, and population have closely tracked expectations from a couple of years ago. The reason is that the peak growth rates seen a few years ago were largely about putting the unemployed Oregonians from the Great Recession back to work. Once the labor market tightened, growth would slow as firms had to dig deeper into their resume stacks to fill open positions. Furthermore, given that 60 percent of new residents say they moved to Oregon for a job or to look for work, as job growth slowed, so too would migration into the state.

That said, the severity of the slowdown in the past year for both employment and population is a bit more than expected. In particular, population growth in 2018 was a noticeable step down relative to recent years. This slowdown was widespread as every major age group, except seniors, and every single region of the state experienced slower growth.

Additionally, Oregon is becoming increasingly reliant upon net in-migration for population growth as the natural increase in the population is tapering and will turn negative by 2027. That is, Oregon will see more deaths than births in a handful of years, which is a continuation of trends seen since the Great Recession.

Oregon's birthrate not only has not recovered during the expansion, it continues to fall even in good economic times. Oregon's birthrate in now about half a child below the replacement rate. Furthermore, Oregon deaths continue to rise somewhat faster than expected. The increases are above those due to an aging population.

Health issues like obesity, heart disease, drug overdoses and the like are pushing back against the long-term advances in medical care and increases in life expectancy. All told, Oregon's population would barely increase and in fact will shrink in the near future if it were not for new residents moving into the state.

Looking forward, the key question is how fast can and will Oregon's economy grow? There are two sources of workers for businesses looking to expand: current residents who are not working today and new residents moving to Oregon. The latter we know has already slowed as the expansion matures, and is expected to slow further in the coming years. That said, even with the expected slowing in population growth, the majority of new workers in the economy will come from in-migration. This is due to the fact that participation gains among Oregon's working-age population are nearly tapped out, but based on past expansions, not entirely so.

The share of prime working-age Oregonians with a job today is back to where it was prior to the Great Recession, and even a bit higher. This is tremendous economic news and these gains from 2014-2017 are the primary reason Oregon's job growth outpaced the nation. That said, in the past couple of years, job growth among the prime-age cohort has essentially matched population gains. The employment rate has largely held steady, albeit at a higher rate than seen throughout much of the country. This steady employment rate, however, is a key driver of Oregon's slower job growth, due to the fact that much of the slack is gone.

All told, Oregon's employment outlook calls for slower gains this year and next. OEA expects some further participation gains in 2019, although not fully regaining the 1990s' employment rates. That said, job growth should be stronger than underlying gains in the labor force. However, after this year, job growth will slower further due to a tighter labor market, somewhat fewer in-migrants, and slower U.S. growth as the tax cuts fade and past interest rate increases cool economic activity. Overall, the number of Oregonians available to work, OEA's measure of the potential labor force, is growing at near historic low rates. Growth is not expected to pick up much either due to the increasing number of Baby Boomer retirements in the coming decade. The combination of in-migration and the relative size of the Millennials and Gen Z means that Oregon will see ongoing growth, unlike some states in the Midwest and Northeast. However that growth will be slower than Oregon has experienced in past economic expansions.

Oregon's Labor Market

The Office of Economic Analysis examines four main sources for jobs data: the monthly payroll employment survey, the monthly household survey, monthly withholding tax receipts and the quarterly census of employment and wages. Right now all four measures of the labor market are improving. Jobs are being added, albeit at a slower rate. Wages are rising, both in aggregate and for each worker. The unemployment, while rising some in recent months, remains under what would historically be considered full employment for Oregon.

Since the fall, Oregon's actual labor force has been growing just a hair faster than employment as measured by the household survey. As such, Oregon's unemployment rate has risen from 4 percent last summer to 4.4 percent so far in 2019. There does not appear to be anything odd going on with the underlying dynamics of the household survey as the surveyed population growth and labor force participation rate are in-line with expectations. While such a low unemployment rate has only been seen a few times in Oregon's modern history, it is important to continue monitoring these trends. To the extent that labor force is growing faster than job gains, it does signal some economic weakening. That said, this modest rise in the unemployment rate is all in unbenchmarked, or unrevised data. All told, the slight rise in Oregon's unemployment rate is not yet a cause for concern but is an issue worth keeping a close eye on.

More importantly, wages in Oregon remain strong, although different measures of wages have diverged a bit in recent years. Withholding out of Oregonian paychecks continue to outstrip other measures of economic wages. This gap is larger than it has been historically. It is also seen across nearly all industries and not confined to a particular sector or two. OEA and the Department of Revenue continue to research the topic. One item impacting these trends is the increase in withholding out of retirement accounts (pensions and IRA distributions). Given the increase in retirements and stock market returns, such withholdings are an increasing share of all withholding in the state, but are not directly tied to the labor market. Even so, wage growth for Oregon workers remains strong. Oregon's average wage, while lower than the nation's, is at its highest relative point since the mills closed in the 1980s.

Overall, getting a handle of the health of Oregon's labor market is being somewhat complicated by technical issues within the underlying payroll jobs data. For this reason the employment data in OEA's forecast is adjusted for two important technical purposes: seasonality at the detailed industry level and the upcoming benchmark revisions. Specifically, OEA uses the benchmarked, or revised employment data through 2018q3 and imputes the 2018q4 and 2019ql employment data based upon the available preliminary Oregon estimates, national data, and OEA's economic forecast model. As such, for this quarterly forecast, the first pure forecast period is 2019q2.

In the first quarter, total nonfarm employment increased 1.8 percent over the past year. Growth was led by the private sector at 1.9 percent, while the public sector increased 1.3 percent. These rates of growth are a clear step down from the full-throttle rates seen a few years ago, however still remain fast enough to keep pace with population gains so far.

The large service sector industries have generally led job growth in terms of the number of jobs added and with above-average growth rates. These include jobs in professional and business services, health services, and leisure and hospitality industries. These three industries have gained nearly 16,000 jobs in the past year and account for 45 percent of all job gains across the state. Given these industries account for 38 percent of all Oregon jobs, they are increasing at a faster rate in the past year than the rest of the economy. This is in part due to slowdowns seen in retail, information and the public sector.

Currently, twelve major industries are at all-time highs. Private sector food manufacturing, education, and health never really suffered recessionary losses - although their growth did slow during the recession. Professional and business services and leisure and hospitality have each regained all of their losses and are leading growth today. Over the past couple of years retail employment, other services, transportation, warehousing and utilities, and construction, in addition to the public sector have surpassed their pre-recession levels and are at all-time highs. Most recently, wholesale trade and metals and machinery manufacturing have fully regained their recessionary losses. Additionally non-durable manufacturing excluding food is nearly back; this growth is led by beverages (breweries), chemicals, and plastics and rubber. In total, the eleven private sector industries at all-time highs account for 70 percent of all statewide jobs. The public sector accounts for an additional 16 percent of all jobs.

With the Great Recession being characterized by a housing bubble, it is no surprise to see wood products, construction, mining and logging and financial services (losses are mostly real estate agents) among the hardest hit industries. These housing and related sectors are now recovering, although they still have much ground to make up. Transportation equipment manufacturing suffered the worst job cuts and is likely a structural decline due to the RV industry's collapse.  With that being said, the subsectors tied to aerospace are doing better and the ship and boat building subsector is growing again. Metals and machinery manufacturing, along with mining and logging, have shown the largest improvements since the depths of the recession.

Coming off such a deep recession, goods-producing industries exhibited stronger growth than in past cycles. While all manufacturing subsectors have seen some growth, they are unlikely to fully regain all of their lost jobs. The good news, certainly in the short-term, is that much of the manufacturing sector has returned to growth in the past year following declines a year or two ago. All told, Oregon manufacturers typically outperform those in other states, in large part due to the local industry make-up. Oregon does not rely upon old auto makers or textile mills. The state's manufacturing industry is comprised of newer technologies like aerospace and semiconductors. Similarly Oregon's food processing industry continues to boom.  As the economy continues to recover there will be net winners and net losers when it comes to jobs, income and sales. Business cycles have a way of restructuring the economy.

Leading Indicators

Over the past year both of the Oregon-specific composite leading indicators have largely moved sideways. In any given month about half of the individual indicators are positive and half are negative. Currently, if we step back and look at the bigger picture, the vast majority of indicators are still in expansion territory but clearly slowing down. This signals continued economic growth and not an impending recession, or at least not yet anyway.

In March there are only two clear indicators flashing red: semiconductor billings and manufacturing hours worked. Interestingly enough, however, is that each industry these indicators pertain to continues to add jobs in Oregon. Of course, being leading indicators, they suggest less growth moving forward. For semiconductors, the industry is going through a rough patch as evidenced by recent quarterly earnings reports and conference calls. For manufacturing hours worked, as discussed in recent quarters, hours within food manufacturing is down to such a large extent it is pulling the total manufacturing hours down with it. This bear monitoring moving forward. But for the time being, the flipside of significantly fewer hours worked per employee is that the total number of employees in the sector continues to rise.

Outside of those two indicators, most are bouncing around from positive to negative depending upon the latest monthly reading. Two other indicators weighing on the composite series include the interest rate spread and industrial production. As discussed earlier, an inversion of the yield curve is a leading indicator. While the most- watched spread has yet to invert, it does continue to narrow. On industrial production, the overall manufacturing sector is seeing ongoing gains but slower ones. This is also seen in expansionary, but lower readings of the manufacturing purchasing managers index in 2019. Further complicating the goods-producing outlook is the ongoing strength of the U.S. dollar and trade-weighted Oregon dollar. A stronger dollar makes US- and Oregon-made goods more expensive to foreign buyers and lessens the impact on growth of net exports.

All told the data flow and Oregon's leading indicators remain more of a mixed bag in the past year. Given that most U.S. data has firmed in recent weeks, with the exception being manufacturing for the most part, it is expected Oregon's data will also firm.

In general, economic forecasters see a heightened risk of recession so far in 2019 but are not altering their baseline forecasts accordingly. They are acknowledging the risks, however. University of Oregon professor Jeremy Piger has created a real time probability of recession model, and finds there is a 1.9 percent chance the U.S. has entered into a recession. However, another recession will come, of that we can be sure. IHS Markit puts the probability of recession in the next year at 30 percent, while the Wall Street Journal Economic Forecasting Survey puts it at 26 percent.

Hopefully Oregon's leading indicators will give a signal in advance of the next recession, which neither is doing today. While past experience is no guarantee of future performance, Oregon's leading indicator series do have a good track record in their relatively brief history. Both series flattened out in 2006 and began their decline in advance of the Great Recession. Similarly both Oregon series reached their nadir in March 2009, a few months before the technical end of the recession (June 2009 per NBER) and about 9 months in advance of job growth returning to Oregon.

Short-term Outlook

While Oregon's economic expansion continues, growth has slowed and stabilized. In recent years, the state has enjoyed robust, full-throttle rates of job gains in the 3-3.5 percent range, or nearly 5,000 jobs per month. No longer is this the case. Oregon is expected to continue to see healthy job gains - a bit more than 2,000 per month or about 2 percent over this year and into 2020 - but the state is now past its peak growth rates for this expansion. Importantly, such gains remain strong enough to hold unemployment down and account for ongoing population growth.

After these near-term job gains, supply side constraints and longer-run demographic trends weigh on growth to a larger degree. These supply side constraints include a tighter labor market, infrastructure, energy costs, capacity utilization and the like. The large wave of retiring Baby Beamers will weigh on job growth rates for the coming decade. There will be enough jobs overall, as the generational churn is hidden underneath the labor market's surface.

The general characteristics of the current forecast remain the same as in recent quarters. OEA factored in the lower 2018 population estimates last quarter. Personal income is lowered slightly in 2019 and 2020 before being raised a some over the forecast horizon. The upward revisions are to non-wage income. Employment is largely unchanged, but up a tenth of a percent through 2023. This reflects upward revisions to construction, manufacturing and leisure and hospitality. The outlook for retail trade has been downgraded. Finally, the unemployment rate forecast is increased by up to half a percentage point over the next couple of years, largely in keeping with the tracking in recent months and expectations of future labor force participation rates.

There was one large technical revision at the start of 2018 that will impact Oregon job growth rates for those digging into the details. This has to do with how home health workers are treated in the data. A decade ago, such workers were counted as independent contractors. As such they would be counted in the household survey but not the employer survey. Back in 2010, these home health workers were brought into the employer survey, or the Current Employment Statistics (CES) as government employees. While many of these workers were paid via public sector programs, such employees really were not government workers per se. Beginning in 2018, home health workers are now being counted as private sector health workers, specifically in the social assistance subsector. The end result here is that the forecast now shows government employment in Oregon declining by nearly 5 percent in 2018, while private sector health care grows by nearly 10 percent in 2018. Absent this reclassification, the underlying outlooks for both the private and public sectors remains relatively unchanged.

The state's new minimum wage law, passed during the 2016 legislative session, will also impact the Oregon economy over the forecast horizon. Using estimates provided by the Oregon Legislative Revenue Office, along with the academic literature, OEA's outlook includes a slowdown in job growth due to the higher minimum wage moving forward. While the impact is small when compared to the size of the Oregon economy, it does result in approximately 40,000 fewer jobs in 2025 than would have been the case absent the legislation. OEA is not predicting outright job losses due to the higher minimum wage, however we are expecting future growth to be slower as a result. In the near term, the higher minimum wage boosts overall state income as low-wage workers receive raises. Over the medium term, employers are expected to adjust to the higher wages and increase worker productivity, possibly via capital for labor substitutions. OEA has incorporated these overall effects into the outlook for wages and in the industries which employ the largest numbers of low-wage workers. These include the obvious like leisure and hospitality, and retail trade, but also health care and food processing manufacturing, among others. To date, the higher minimum wage in Oregon does not appear to be a binding constraint on the economy. Wages are higher today in large part due to the tight labor market where firms must bid up compensation to attract and retain workers.

Private sector growth, measured by the number of jobs created, will be dominated by the large, service sector industries like professional and business services, leisure and hospitality and health.
Nevertheless, goods-producing industries, while smaller, had previously been growing at above-average rates. Expectations in recent forecasts have been that these goods-producing industries would slow. Growth over the next few years would be considerably less than that seen in the past few years.

Even construction is expected to add jobs at a slower pace even as the housing rebound continues. This is in part due to the fact that growth must cool off after the exceptionally strong gains in construction in recent years. Additionally construction employment growth has far outpaced increases in new home construction. One side effect of this pattern is that productivity within the construction industry is declining. More workers producing fewer units of new housing or remodel activity means industrywide productivity is lower today than a decade or two ago. This is evident in the national data as well and is something researchers continue to dig into. No consensus has been reached as of yet.

Manufacturing is expected to see growth, albeit slow growth in the coming years. The good news is that after sustaining losses during the middle of 2016, manufacturing employment in Oregon has added jobs again. As the manufacturing cycle continues to strengthen some, additional gains are expected. This growth will be strongest among the state's food processors, and beverage manufacturers, predominantly breweries. That said, any further global weakening or strengthening of the dollar will weigh further on the outlook. Oregon as a whole is not expected to fully regain all of its Great Recession related manufacturing job losses. That said, both the Portland and Medford metro regions have fully regained their losses. Nationwide about 1 out of 5 metros have done so as well.

Public sector employment at the local, county and state level for both education and non-education workers is growing in Oregon, as state and local revenues continue to improve along with the economy. Over the forecast horizon, government employment is expected to grow roughly in line with population growth and the increased demand for public services, albeit just a hair faster than population growth alone. One public sector risk to the outlook is PERS. The extent to which government hiring by local and state entities is impacted in the coming years as contributions increase is unknown.

Along with an improving labor market, stronger personal income gains are here, although tax law changes have pushed around growth rates in the recent past (see the expiring Bush tax cuts and the fiscal cliff) and may do so again moving forward. Personal income is forecasted to grow 5.0 percent in 2019, picking up to 5.5 percent in 2020 and then tapering thereafter to 5.3 percent in 2021, 5.0 percent in 2022 and 4.5 percent in 2023.

As the economy continues to improve, household formation is increasing too, which will help drive up demand for new houses. Household formation had been suppressed, however the improving economy and increase in migration have returned in full force. Even as more young Oregonians are living at home, as the Millennials continue to age into their late-20s through their mid-30s, demand for housing will increase as well. In fact, given the underlying demographics, household formation should outpace overall population growth in the coming years.

Housing starts to begin the year have totaled just over 19,000 at an annual pace. A level of about 21,000 starts is Oregon's long-run average, at least prior to the housing bubble. The outlook calls for further gains as housing production increases to meet demand. Starts will total 20,600 in 2019, and increase to 21,800 in 2020. Over the extended horizon, starts are expected to average around 24,000 per year to meet demand for a larger population and also, partially, to catch-up for the underbuilding that has occurred in recent years.

Forecast Risks

The economic and revenue outlook is never certain. Although far from comprehensive, the OEA has identified several major risks now facing the Oregon economy in the list below:

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U.S. Economy. While Oregon is more volatile than the nation overall, the state has never missed a U.S. recession or a U.S. expansion. In fact, Oregon's business cycle is perfectly aligned with the nation's, at least when measuring peak and trough dates for total nonfarm employment. If anything, Oregon actually leads the U.S. by a month or two. The fact that there are a fewer worrisome trends at the U.S. level but the slowdown has hit Oregon means there should be some concerns about the outlook. Should the U.S. fall into recession, Oregon will too. That said, should the U.S. economy accelerate, Oregon's economy should receive a similar boost as well.

•
Housing affordability. Even as the housing market recovers, new supply has not kept up with demand (both from new households and investor activity). This applies to both the rental and ownership sides of the market. As such, prices have risen considerably and housing (in)affordability is becoming a larger risk to  the outlook. Expectations are that new construction will pick up in the next year or three, to match the increase in demand, which will alleviate some price pressures. However to the extent that supply does not match demand, home prices and rents increasing significantly faster than income or wages for the typical household is a major concern. While not included in the baseline outlook, significantly worse housing affordability may dampen future growth given Oregon's reliance on net in-migration.

•
Global Spillovers Both Up and Down. The international list of risks seems to change by the day: a hard Brexit, sovereign debt problems in Europe, equity and property bubbles in places like Canada, South America and Asia, political unrest in the Middle East and Venezuela, nuclear arsenal concerns with North Korea, and commodity price spikes and inflationary pressures in emerging markets. In particular, with China now a top destination for Oregon exports, the state of the Chinese economy- and its real estate market, or public debt burden - has spillover effects to the Oregon economy. Any economic slowing in Asia is a potential threat to the Pacific Northwest.

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Federal fiscal policy. The uncertainty regarding federal fiscal policy remains a risk. Some policies are likely to impact Oregon than the typical state, while others maybe not as much. The good news for Oregon is that outside of outright land ownership, the federal government has a relatively small physical presence in the state. This means that direct spending reductions are less likely to hurt Oregon. Of course, it also limits the local benefit from any potential increases in federal spending, as was recently passed by Congress in early 2018. In terms of federal grants as a share of state revenue, Oregon ranks 29th highest. For federal procurement as a share of the economy, Oregon ranks 48th highest. Oregon ranks below average in terms of military-dependent industries as well. The one area that Oregon ranks above average is in terms of direct federal employment, ranking 19th highest among all states. Oregon also is exposed to an above-average share of federal transfer payments to households. Transportation funding is also a major local concern. Overall, the direct impact may be less than in other states but the impact will be felt nevertheless, particularly as Oregon's closest neighboring states have large federal and military workforces.

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Climate and Natural Disasters. Weather forecasting is even more difficult than economic forecasting a year or two into the future. While the severity, duration and timing of catastrophic events like earthquakes, wildfires and droughts are difficult to predict, we do know they impact regional economies. Fires damage forests and tourism. Droughts in particular impact Oregon's agricultural sector and rural economies to a larger degree. Whenever Cascadia, the big earthquake, hits, we know Oregon's regional economy and its infrastructure will be crippled and in need of immediate repairs. Some economic modeling suggests that Cascadia's impact on Oregon will be similar to Hurricane Katrina's on New Orleans. Longer-term issues like the potential impact of climate change on domestic migration patterns are likewise hard to predict and outside Oregon's forecast horizon. There is a reasonable expectation that migration flows will continue to be strong as the rest of the country becomes less habitable over time.

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Commodity price inflation. Always worrisome is the possibility of higher oil (and gasoline) prices. While consumer spending has held up pretty consistently, anytime there is a surge in gas prices, it eats away at consumers' disposable income, leaving less income to spend on all other, non-energy related goods and services. This impact is certainly more muted today, but a risk nonetheless.

•
Federal timber policy. Even with a temporary reinstatement of payments, it has been and it is clear that federal policymakers will not reinstate the program the same as before, however negotiations are ongoing for more sustainable timber harvests and related revenue. In the meantime, reductions in public employment and services are being felt in the impacted counties.

•	Initiatives, referendums, and referrals. Generally, the ballot box and legislative changes bring a number of unknowns that could have sweeping impacts on the Oregon economy and revenue picture.

Alternative Scenarios

The baseline forecast is OEA's outlook of the most likely path for the Oregon economy. As with any forecast, however, many other scenarios are possible. In conjunction with the Legislative Revenue Office, this forecast provides three alternative scenarios, which are modeled on growth patterns over previous business cycles.

Optimistic Scenario:

The expansion is able to gather steam despite fading fiscal policy. The relatively lackluster economic growth seen in the earlier stages of recovery, the manufacturing weakness in 2015 and 2016 and the slowing in U.S. personal income all recede into the rearview mirror of history and the U.S. economy builds momentum throughout 2019. The economy is soon firing on all cylinders. Economic growth remains above potential longer, resulting in stronger job and income gains. This stronger growth leads to more consumer spending and more business investment. The productivity gains in recent quarters prove sustainable.

In Oregon, job gains are broad based with strong growth in all private sector industries. The unemployment rate remains lower than under the baseline scenario as individuals are able to find employment more readily and income growth accelerates. The labor force participation gap closes and even turns positive as more Oregonians enter the labor market. The increase in employment and income support a self-sustaining economic expansion in which new income fuels increased consumer spending (and debt reduction) which begets further increases in employment. Such an expansion increases housing demand as newly employed households (and increasing income for existing households) find their own homes after doubling-up with family and friends during the recession. This results in new construction returns to normal levels about a year earlier than the baseline.

Mild Recession Scenario:

The slowdown in Oregon employment, population and GDP in 2018 carries over into 2019. The housing market stall worsens, removing one potential driver of growth. Strained trade relations result in falling exports, business confidence tumbles and so does capital spending. The U.S. dollar strengthens, chocking off the manufacturing cycle. These factors are enough that by late-2019 the economy slides back into recession. Job losses ensue and while not severe - about 49,000 jobs in Oregon when it is all said and done - it takes a toll on business income, housing starts and personal income. The unemployment rate returns to nearly 8 percent. The net effect of the mild recession is an extended period of prolonged economic weakness, not unlike Japan's so-called Lost Decade(s). Although inflation is expected to remain positive, a key difference.

Severe Recession Scenario:

After expanding for 10 years at relatively lackluster growth rates, the U.S. economy falls back into recession. Industrial production declines and the slower personal income growth in the U.S. worsens. Strained trade relations develop into an all-out trade war. The Fed, already lacking in traditional monetary policy ammunition, is not able to stave off such an impact. While the catalyst may be different, the economic effect is similar to late 2008 and early 2009, although not quite as severe when the dust settles. This is little comfort when the unemployment spikes back to 10 percent and more than 144,000 Oregonians lose their jobs by early-2021.

Besides the domestic economic headwinds and Federal Reserve tightening, the likely culprit in this scenario is either a meltdown of the financial markets sparked by some geopolitical shock, or quickly rising inflation.

Economic growth in the U.S., while fairly steady as of late, is not nearly strong enough to withstand an external financial shock of this magnitude, nor a Federal Reserve quickly raising rates to fight inflation. Further economic effects of a recession this size are personal income losses of around 5 percent, about three-quarters the size of the Great Recession losses in Oregon. Housing starts plummet to near historical low levels of construction and home prices decline further. On the bright side, when construction does rebound, it will result in a surge of new home building that will rise above the state's long term average level of building due to pent-up demand for housing and that the state will have under built housing during this time period.

Extended Outlook

IHS Markit (formerly IHS Economics and IHS Global Insight) projects Oregon's economy to fare well relative to the rest of the country in the coming years . The state's Real Gross State Product is projected to be the seventeenth fastest among all states across the country in terms of growth with gains averaging 2.0 percent from 2018 through 2023. Total employment is expected to be the eighth strongest among all states at an annualized 1.0 percent, while manufacturing employment will be the fourth fastest in the country at 0.4 percent. Total personal income growth is expected to be 4.6 percent per year, the sixteenth fastest among all states, according to IHS Economics.

OEA is equally, if not more bullish in terms of Oregon's relative growth prospects. Much of Oregon's advantage comes from population growth, specifically the ability to attract and retain young, working-age households. OEA expects population growth to average 1.2 percent over the next handful of years. Recently, IHS lowered their forecast for Oregon population growth to 1.0 percent over the same time period. These differences are not immaterial. It amounts to a 5 year difference of nearly 45,000 Oregonians of which between two-thirds and three-fourths would be among the working-age population. As such, OEA's overall economic outlooks have diverged just a bit.

OEA has identified three main avenues of economic growth that are important to continue to monitor over the extended horizon: the state's dynamic labor supply, the state's industrial structure and the current number of start-ups, or new businesses.

Oregon has typically benefited from an influx of households from other states, including an ample supply of skilled workers. Households continue to move to Oregon even when local jobs are scarce, as long as the economy is equally bad elsewhere, particularly in California. Relative housing prices also contribute to migration flows in and out of the state. For Oregon's recent history- data available from 1976 - the labor force in the state has both grown faster than the nation overall and the labor force participation rate has been higher.

However while the past two years have brought considerable improvements there remain potentially worrisome signs, particularly when the next recession comes.

First, on the bright side, all of the recessionary-induced declines in the labor force itself have been reversed in the recent years. Oregon's labor force has never been larger. However, the participation rate remains a little lower than expected, when adjusting for the size of the population and the aging demographics. Oregon's participation rate continues to rebound in recent years, which is great news, however any participation gap is still cause for concern. While much of the past decade's patterns can be attributed to the severe nature of the Great Recession, and even the lackluster housing boom itself, some damage is likely permanent. The longer the expansion continues without seeing rising participation rates among some segments of the population, the more likely the damage is permanent. A stronger economy and a longer expansion will minimize any permanent damage.

All told, OEA's baseline outlook at this point in the business cycle calls for a little more improvement in the near-term for both the labor force participation rate and the employment to population ratio. These gains are   due to the shorter run cyclical rebound in the economy, before longer-run demographic trends will weigh on these measures. Focusing just on the prime working age cohorts reveals stronger improvements and a better outlook.

Oregon's industrial structure is very similar to the U.S. overall, even moreso than nearly all other states. That said, Oregon's manufacturing industry is larger and weighted toward semiconductors and wood products, relative to the nation which is much more concentrated in transportation equipment (autos and aerospace).

However, these industries which have been Oregon's strength in both the recent past and historically, are now expected to grow the slowest moving forward. Productivity and output from the state's technology producers is expected to continue growing quickly, however employment is not likely to follow suit. Similarly, the timber industry remains under pressure from both market based conditions and federal regulations. Barring major changes to either, the slow growth to downward trajectory of the industry in Oregon is likely to continue.

With that being said, certainly not all hope is lost. Those top industries in Oregon comprise approximately 7 percent of all statewide employment. And many industries in which Oregon has a larger concentration that then typical state are expected to perform quite well over the coming decade. These industries include management of companies, food and beverage manufacturing, published software along with some health care related firms.

The state's real challenges and opportunities will come in industries in which Oregon does not have a relatively large concentration. These industries, like consulting, computer system design, financial investment, and scientific R&D, are expected to grow quickly in the decade ahead. To the extent that Oregon is behind the curve, then the state may not fully realize these gains if they rely more on clusters and concentrations of similar firms that may already exist elsewhere in the country.

Another area of potential concern that may impact longer term economic growth is that of new business formation. Over the past few years, the number of new business license applications with the Oregon Secretary of State have begun to grow again and even accelerate. However data available from the U.S. Census Bureau and Bureau of Labor Statistics clearly indicate that entrepreneurship and business formation remain at subdued levels and rates.

The share of all businesses that are start-ups, either in Oregon or across the nation, is effectively at an all-time low, with data starting in the late 1970s. Associated start-up employment follows a similar pattern. The concern is that new businesses are generally considered the source of innovation and new ideas, products and services that help propel economic growth. To the extent that fewer start-ups indicate that R&D more broadly is not being undertaken, slower growth is to be expected moving forward. However, if the larger firms that   have won out in today's marketplace are investing in R&D and making those innovations themselves, then the worries about the number of start-ups today is overstated. It can be hard to say which is the correct view. However seeing these longer run, downward trends in new business formation warrants, at the very least, concern about future growth prospects.

Importantly, Oregon also enjoys the long-term advantages of low electricity costs; a central location between the large markets of California, Vancouver and Asia; clean water; low business rents and living costs when compared to other Left Coast locations; and an increasingly diverse industrial base.
Finally, one long-run concern for some policymakers and think tanks has been Oregon's relatively low income and wage numbers in recent decades. Back in the heyday of the timber industry, Oregon's per capita personal income and median household income were in-line with the nation overall. At this time, Oregon's average wage was lower in part due to the industrial composition, but these lower wages were made up at the statewide level by demographics and household composition.

Even since the timber industry restructured following the severe early 1980s recessions, Oregon's relative incomes have been lower. The regional economy experienced a major shock and it took quite a long time to recover. However, finally, in this   current economic expansion, Oregon is regaining the ground lost decades ago.

Oregon's median household income now matches the U.S. overall. Average wages in Oregon are at their highest relative point since the mills closed in the early 1980s. And the state's per capita personal income is back to where it was prior to the dotcom crash in 2001.

In terms of the outlook, expectations are for Oregon's relative positions to hold steady in the coming years. The primary reason for this is that Oregon's average wages have already accelerated in recent years, even as U.S. wages are just now picking up. OEA expects Oregon's average wage to continue to increase by 4 percent per year. However as the U.S. accelerates closer to Oregon's annual rate, Oregon's growth advantage in recent years will lessen.

One major factor influencing per capita personal income trends is the relative incomes at the very top of the distribution. Make no mistake, Oregon's highest-income households have done well financially. However incomes at the top of the national distribution have increased even further. This gap among the richest households is large enough, and the incomes high enough to weigh on Oregon's overall per capita income figures.

Regional Comparisons

Economic output is the combination of the number of workers and how productive each worker is. As discussed earlier in the forecast, the number of available workers nationwide and in Oregon is currently growing at slow rates and expected to continue to do so in the coming decade. This is largely due to aging demographics and the impact of the Baby Boomer retirement s. These demographic trends weigh on pretty much every economic measure we have from housing markets and public revenues to labor markets and economic dynamism.

The Economic Innovation Group recently released a report looking at the aging demographics across the country and found that half of all U.S. counties lost population over the past decade and 80% of counties lost prime working-age population. Here in Oregon the situation is not as dire as "only" 3 of Oregon's 36 counties saw minor population losses during the past 10 years (Grant, Harney, Sherman). Relative to the rest of the country, these counties fall more in the middle of the distribution given the worse trends seen throughout much of the Midwest and Northeast. While Oregon's demographics and population growth are stronger than much of the country, and the gains more widespread within the state, Oregon is not immune and faces the same big picture challenges, albeit to a slightly less degree.

Looking forward, demographics are going to get worse before they get better. In the coming decade, Oregon's counties will avoid significant population losses, although there will be some. However 11 of Oregon's 36 counties will experience a shrinking potential labor force. In 2030, there will be fewer residents available for work and likely fewer workers overall in these counties. A few other counties will see no growth in their potential labor force. All told, the number of residents available for work in every single county in Oregon will increase at a slower rate than total population growth due to the underlying demographics.

That said, the outlook does not call for a downward spiral forever. Once we get past the bulge of upcoming retirements, the outlook improves. In particular, rural Oregon will see the biggest swings and improvements relative to recent years. The reason is what matters is when one ages from her 50s to her 70s. This is when she goes from her peak-working and peak-earning years to being retired. Given demographic trends in rural areas, including some young adults moving away, most rural communities are nearly all the way through this demographic drag. As such, expected growth rates in the potential labor force along Oregon's North Coast and in Northeastern and Southwestern Oregon will pick up considerably in the late 2020s and early 2030s.

Conversely, while urban Oregon will still outpace rural Oregon, the state's fastest-growing areas are set to slow down in the coming years. The inflow of new migrants will slow along with the mature expansion and the demographic drag hits. Growth will taper the most in Central Oregon (the Bend MSA in particular) and the Portland region. Other urban areas like the Rogue and Willamette Valleys will see relatively steady gains.

As the number of potential workers grows slowly, and the number of retirees increase, it shifts the patterns of growth and the types of incomes seen in regional economies. Today in many parts of rural Oregon, transfer payments - benefits and payments made by the government to residents - account for 1 out of every 3 dollars of local income.

Transfer payments generally provide financial assistance to Oregon's low-income neighbors in need, hopefully temporarily as they get back on their feet, and to ensure some standard of living in old age . The bulk of Oregon's transfer payments are for Social Security and Medicare, which are increasing over time due to underlying demographics. This is particularly true in Oregon's rural communities which have experienced less economic growth - meaning fewer wages and less business income - and a population aging faster due to out-migration of young adults and in-migration of retirees.

Contrary to some beliefs, transfer payments to assist Oregon's low-income neighbors do not account for a larger source of income in Oregon than they do nationwide. Programs like EITC, SNAP, TANF, WIC and unemployment insurance comprise the same share of local income today as they do in the typical state. Now, given Oregon's more volatile economy, Oregon's needs increase more than the typical state in recession. However, in expansion this gap closes due to Oregon's stronger economic and income gains.

All told, demographics are a very powerful force. For now they are largely pointing in the wrong direction for strong economic and business growth. A slower-growing, and in some places an outright smaller economy is and will be a tremendous challenge. It weighs on the workforce, housing markets, business sales, and public services. That said, if the latest population forecasts are reasonably accurate, the trends will be improving in a handful of years as we reach peak retirements.

Revenue Summary

While economic growth in Oregon is slowing down as expected, the same cannot be said for Oregon's General Fund tax revenues. During the peak tax filing season, Oregon saw record collections of both personal and corporate income taxes. Tax collections have come in far above what underlying economic gains could reasonably support.

Most other states that depend on income taxes have also experienced very big years. Even so, growth in Oregon's personal and corporate collections rank it among the top handful of states.  Over the past several weeks, both personal and corporate net revenue collections have come in more than 50% larger than they were last year at this time.

Clearly, taxpayer responses to federal tax reform are playing a large role in these record collections. Law changes have broadened the tax base for some business income, and have given taxpayers and incentive to shift the timing of their payments. With tax rates lower than they were in 2017, and possibly lower than they will be in the future, filers tried to recognize as much income as possible during the 2018 tax year. How much liability remains to be realized in future years is an open question.

Projected 2017-19 Net General Fund resources are up $883 million from the May 2019 forecast. Including Lottery revenues, net resources are up $908 million. As a result, Oregon's unique kicker law has been triggered for both personal and corporate taxes. A record (in dollar terms) $1.4 billion personal kicker is projected for 2019-21, while corporate tax revenue of $616 million is projected to be dedicated to K-12 education spending in 2019-21.

Given Oregon's economic and revenue forecast history, kicker payments of this size are a once a decade event. Under current projections, the median filer will receive a kicker credit of $338 next year,

while the average filer will receive a credit of $691. Filers in the top 1% of the income distribution will receive a credit of nearly $14,000.

Heading into the next biennium, uncertainty about the performance of the regional economy will become paramount.  Growth will certainly slow to a sustainable rate in the coming years, but the path taken to get there is unknown.  Capacity constraints, an aging workforce, monetary policy drags and fading fiscal stimulus will all act to put a lid on growth a couple of years down the road. However, the exact timing and steepness of this deceleration is difficult to predict, leading to a wide range of possible revenue outcomes for the 2019-21 budget period.

Longer term, revenue growth in Oregon and other states will face considerable downward pressure over the 10- year extended forecast horizon.  As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

2017-19 General Fund Revenues

Gross General Fund revenues for the 2017-19 biennium are expected to reach $21,578 million. This represents an increase of $925 million from the March 2019 forecast, and an increase of $3.0 billion relative to the 2015-17 biennium. This outlook is now tracking ahead of the assumptions used when crafting the budget. General Fund revenues for the 2017-19 biennium are expected to come in $2.0 billion ahead of the Close of Session forecast.

Personal Income Tax

Personal income tax collections were $2,081 million during the third quarter of fiscal year 2019, $242 million (13.1%) above the latest forecast. Compared to the year-ago level, total personal income tax collections rose by 6% relative to a forecast that called for a 6% decrease. The strong quarter of collections was followed by even strong growth in April and May.

Since 1979, the "two percent kicker" law requires the state to return excess revenue to taxpayers when actual (non-corporate) General Fund revenues exceed the forecasted amount by more than two percent. According to the May forecast, non-corporate General Fund revenues are now expected to end the biennium 7.6% above the Close of Session forecast, generating a $1,410 million kicker payment. As such, the personal income tax kicker is expected to be the largest ever in dollar terms. However, Oregon's economy is much larger than it used to be, so the kicker is still expected to be smaller than some as a share of biennial collections.

The 2011 Legislature changed the return mechanism for the kicker from a refund check sent before the holidays back to a credit on the Oregon tax return. As a result, should a kicker be generated for the 2017-19 biennium as expected, most of it will be returned to taxpayers during the first half of calendar year 2020. This corresponds with a period where the regional economy and underlying tax collections are expected to face significant headwinds.

Kicker credits are issued based upon Oregon income tax liability. As such, households that are required to pay more income taxes receive larger kicker credits. The variation across income levels is relatively pronounced, with filers who earn more than $100,000 per year in AGI accounting for 60% of the overall kicker credits.

Corporate Excise Tax

Corporate excise tax collections equaled $103 million for the third quarter of fiscal year 2019, $61 million above the May forecast. Compared to the year-ago level, net corporate excise tax collections fell by 3%. This has been more than made up for in the weeks since.

Federal Tax Law Changes have injected a good deal of uncertainty into the outlook for corporate tax payments. It is likely that the corporate tax base has become larger in Oregon.  In part, firms are now recognizing more of their global income streams. Also, some employees, investors, partnerships, S-corps and sole proprietorships face a larger tax incentive to incorporate. Conversely, some (- corporations and employees will benefit from becoming pass-through entities. Accelerated depreciation provisions are also impacting the revenue stream, as is the repatriation of deferred income from multinational corporations. While large, the amount of taxes on repatriated earnings appears to be falling short of expectations, and has been revised downward.

Should the May forecast come to pass, Oregon's taxpayers will easily trigger the corporate kicker law during the 2017-19 biennium. Currently, the corporate kicker is projected to be $616 million. Similar to Oregon's experience during both the tech and housing booms, the corporate kicker is expected to approach 50% of tax liability at its peak. Unlike those time s, corporate kicker payments now flow to K-12 education spending rather than being returned as refunds to businesses.

Other Sources of Revenue

Estate tax collections continue to come in strong and the outlook has been raised for all biennia when compared to the previous outlook.

Overall the number of estates impacted by the tax is relatively steady over the past decade, both in absolute numbers and as a share of all Oregon deaths. The growth in tax collections largely reflects the increasing size of a few very large estates. Looking forward, the outlook for collections remains strong, however not quite as strong as demographics and asset markets alone suggest due to household's tax planning capabilities.

All told, General Fund revenues excluding personal and corporate taxes are revised lower by $84 million in 2017- 19 and raised by $59 million in 2019-21. Next biennium, the increase is approximately half due to the updated estate tax outlook and half due to interest earnings retained in the General Fund which have strong due to higher interest rates and larger account balances. Smaller adjustments are seen in upward revisions to Insurance Taxes and State Court Fees being partially offset by reductions in the outlooks for tobacco, Criminal Fines and Assessments and Securities Fees.

Extended General Fund Outlook

Revenue growth in Oregon and other states will face considerable downward pressure over the 10-year extended forecast horizon. As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

Tax Law Assumptions

The revenue forecast is based on existing law, including measures and actions signed into law during the 2017 Oregon Legislative Session. OEA makes routine adjustments to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Although based on current law, many of the tax policies that impact the revenue forecast are not set in stone. In particular, sunset dates for many large tax credits have been scheduled. As credits are allowed to disappear, considerable support is lent to the revenue outlook in the outer years of the  forecast. To the extent that tax credits are extended and not  allowed to  expire when their sunset dates arrive, the outlook for revenue growth   will be reduced. The current forecast relies on estimates taken from the Oregon Department of Revenue's 2017- 19 Tax Expenditure Report together with more timely updates produced by the Legislative Revenue Office.

Alternative Scenarios

The latest revenue forecast for the current biennium represents the most probable outcome given available information. OEA feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection.
Currently, the overwhelming downside risk facing the revenue outlook is the threat that the U.S. economy will lose steam in the near term. Such a scenario, however it played out, would result in drastic revenue losses. In a severe recession, biennial revenues could come in as much as $2.7 billion lower than predicted.

Lottery Earnings

The lottery outlook is raised across the board over the forecast horizon due to stronger-than-expected video lottery sales, an upwardly revised personal income forecast, and a technical adjustment. All told, available lottery resources for 2017-19 are increased $13.8 million. 2019-21 and 2021-23 are raised by $24 million each, with the outer biennia increasing by around $50 million each.

The technical adjustment is an increase in the expected transfers from Megabucks. While Lottery has worked to increase the transfer rate (akin to profit margin) in recent years, OEA's forecast was not adjusted accordingly. The result of making this change and all other traditional product forecast revisions is a $15 million increase in available resources in each biennia. While not necessarily a large dollar amount, this does represent an 11 percent upward revision to traditional product transfers.

The remaining forecast changes are due to revisions in the outlook for video lottery sales. In recent months, video sales have outperformed expectations by 3-4 percent and continue to show healthy, ongoing growth over the past year. The near-term video sales outlook is raised due to this ongoing strength and removing much of the hangover from the ilani Casino Resort. The long-term video sales outlook is raised to a larger degree due to an upwardly revised outlook for personal income in Oregon over the second half of the forecast horizon.

Cowlitz Tribe's ilani Casino Resort Impact

Over the past three years OEA has incorporated a lower video lottery sales forecast due to the opening of the ilani Casino Resort in southwest Washington. The casino has now been open for just over two years and there has been a noticeable impact on Oregon video lottery sales. However the impact is considerably smaller than was initially expected. This is why available Lottery resources in 2017-19 are now $179 million higher than at the Close of Session forecast. The majority of these increases, $108 million, is due to stronger-than-expected video lottery sales (+9.6% compared to the 2017 COS forecast).

Even as video lottery sales have come in above forecast, the outlook remains uncertain. In analyzing casino trends elsewhere in the country, sales increase for a year or two after a new casino opens. Obviously ilani has been open longer than this today so the initial ramp-up period is likely over.

Expectations as of this forecast is that there is will not be a further erosion in sales at the statewide level. There will be ongoing impacts at retailers along the Oregon-Washington border, which did see slight declines over the past year. However the biggest impact on statewide sales is likely in the rearview mirror. That said, the opening of the gaming floor is just phase one for ilani. Future expansions may include a buffet, and a hotel to attract overnight guests and make it more of a destination and not a day trip activity. In the event any of these options materialized, OEA would reassess the impact on video lottery sales. OEA will continue to work with the Oregon Lottery, particularly the research team, the Legislative Fiscal Office and Legislative Revenue Office to monitor sales and discuss the outlook.

Lottery Sales and Distributions

Big picture issues to watch include broader national trends in gaming markets, demographic preferences for recreational activities, and to what extent consumers increase the share of their incomes spent on gaming. In much of the past 9 years, consumers have remained cautious with their disposable income. Increases in spending on gaming have largely matched income growth at best.

Over the long-run OEA expects increased competition for household entertainment dollars, increased competition within the gaming industry, and potentially shifts in generational preferences and tastes when it comes to gaming. As such, OEA's outlook for video lottery sales is continued growth, however at a rate that is slightly slower than overall personal income growth. Lottery sales will continue to increase as Oregon's population and economy grows, however video lottery sales will likely be a slightly smaller slice of the overall pie.

Finally, in recent years Oregon voters approved two new amendments for where lottery resources are to be spent. The Outdoor School Education Fund is set to receive the lesser of 4 percent of net proceeds or $5.5 million per quarter ($44 million per biennium), adjusted for inflation. The Veterans' Services Fund is set to receive 1.5 percent of net proceeds.

Budgetary Reserves

The state currently administers two general reserve accounts, the Oregon Rainy Day Fund (ORDF) and the Education Stability Fund (ESF). This section updates balances and recalculates the outlook for these funds based on the May revenue forecast.

As of this forecast the two reserve funds currently total a combined $1.21 billion. At the end of the upcoming 2019-21 biennium, they will total $1.77 billion.

The forecast for the ORDF includes two deposits for this biennium. One relates to the General Fund ending balance from last biennium (2015-17). A deposit of $179.4 million occurred in January 2018 after the accountants closed the book on that biennium. The other one related to increased corporate taxes from Measure 67 during the 2015-17 biennium. A $16.2 million transfer occurred in September 2017. These bring the projected ORDF ending balance at the end of 2017-19 to $595.3 million. At the end of 2019-21 the ORDF will total $918.9 million.

The forecast for the ESF calls for $235.9 million in deposits during the 2017-19 biennium based on the current Lottery forecast. This would bring the ESF balance to $619.7 million at the end of the current biennium. During 2019-21, the forecast calls for $234.7 million in deposits, bringing the total to $854.4 million.

Together, the ORDF and ESF are projected to have a combined balance of $1.2 billion at the close of the 2017-19 biennium. Provided the General Fund ending balance remains unallocated, total effective reserves at the end of 2017-19 would total more than $3.5 billion, or 16.4 percent of current revenues. That said, the ending balance figure includes the projected $1.4 billion personal income tax kicker to be paid out in the 2019-21 biennium. As such, the true level of effective reserves is closer to $2.1 billion, or 9.8 percent of the current revenues.

At the end of the upcoming 2019-21 biennium, the total effective reserves - the combination of the ORDF, EST and expected General Fund ending balance - will total $2.1 billion, or 9.7 percent of General Fund revenues.

Such levels of reserve balances are bigger than Oregon has ever been able to accumulate, at least in the state's recent history. However, such reserves would barely be sufficient to withstand a typical recession's impact on state revenues, let alone account for the increase in public services and programs during downturns. That said, reserves of approximately 7 percent are generally accepted to withstand a medium sized recession.

Recreational Marijuana Tax Collections

After reconvening the Marijuana Forecast Advisors, the baseline outlook remains largely unchanged relative to last quarter. Tax collections are no longer coming in significantly larger than expected and are tracking the previous forecast. Looking forward, the recreational marijuana market should see healthy growth in sales volumes and consumption, but tax collections will be offset to some degree by further price declines.

Recent Market Trends and State Comparisons

Underlying sales and tax collections in recent months are matching forecast overall. That said, after strong growth in recent years, retail sales have slowed or even leveled off in late 2018 and early 2019 in many recreational states. That said, growth is ongoing on a year-over-year basis and more timely sales data indicates further gains in recent weeks, at least in Oregon.

However, these relatively flat trends in total dollars spent masks important shifts taking place within the market. Shifts that have big implications for Oregon tax collections.

Prices are a big risk to the OEA outlook. Oregon levies its recreational marijuana tax based on the price of the product. As such if prices fall, then the state receives less tax revenue for every ounce sold, or every edible purchased. This is exactly what has happened. Over the past two years, recreational marijuana prices in Oregon have declined by at least 50 percent across various product types.

Actual tax collections have increased because the total quantity sold has more than tripled over the same time period. This increase in quantity sold is coming from multiple sources.

First, for normal products, as the price declines, consumers buy more as their dollar stretches further. A customer can now buy two ounces of usable marijuana for the same price as they bought one ounce previously.

Second, black and medical market conversions result in larger recreational sales. As a recent research report from OLCC shows, recreational sales have increased from zero percent of Oregon's total marijuana market a couple years ago to more than half today. Even if the total marijuana market is stagnant, consumers converting to legal, recreational sales would drive the quantity sold at OLCC-licensed retailers higher.

Third, an overall increase in consumption drives the quantity sold higher. This increase can come from existing users buying more and/or new customers entering into the market. Based on the latest usage data, Oregon now leads the nation in the share of the adult population admitting to federal survey takers that they use marijuana on a regular basis. At 20%, marijuana usage now outstrips cigarette smoking (16%) in Oregon, but trails alcohol usage (60%). It is somewhat of an open question how much this surveyed increase in marijuana usage is truly an increase and how much is due to people being more willing to admit to usage now that it is legal at the state level. Over the long-run, just how high usage goes will determine the ultimate size of the marijuana industry in the state.

All told, lower prices should lead to higher volumes of sales, it is just indeterminate to know in advance whether the income or substitution effect will be larger. So far, it seems to be both are driving Oregon tax collections higher, even if in recent months they are closer to offsetting one another.

Recreational Marijuana Outlook

In terms of the outlook, Oregon is poised for strong growth in the coming years. However, it remains highly uncertain with substantial upside and downside risks. These risks include not only usage rates and prices, as discussed above, but supply constraints and regulatory changes that impact the ability for product to reach consumers, in addition to potential actions by the federal government where marijuana remains a controlled substance and leakage into other states is a big concern.

Long-term the real economic impact from recreational marijuana will come not from the growing and retailing, which are low-wage and low value-added market segments. It will come from higher value-added products like oils, creams, and edibles, in addition to niche, specialty strains. These developments, as economist Beau Whitney points out, would be somewhat similar to the emergence and growth of craft beer in recent decades. It is here, among the value-added manufacturing processes in addition to the building up of a broader cluster of suppliers and ancillary industries that Oregon will see the real economic impacts. Furthermore, the long-term potential of exporting Oregon products and business know-how to the rest of the country remains large, at least once marijuana is legalized nationwide. Such a scenario is still years away at least, but remains a big upside risk to the long-term outlook.

POPULATION AND DEMOGRAPHIC OUTLOOK

Population and Demographic Summary

Oregon's population count on April 1, 2010 was 3,831,074. Oregon gained 409,550 persons between the years 2000 and 2010. The population growth during the decade of 2000 to 2010 was 12.0 percent, down from 20.4 percent growth from the previous decade. Oregon's rankings in terms of decennial growth rate dropped from 11th between 1990-2000 to 18th between 2000 and 2010. Oregon ' s national ranking, including D.C., in population growth rate was 12th between 2010 and 2018 lagging behind all of Oregon's neighboring states, except California. Slow population growth during the decade preceding the 2010 Census characterized by double recessions probably cost Oregon one additional seat in the U.S. House of Representatives. Actually, Oregon's decennial population growth rate during the most recent census decade was the second lowest since 1900. As a result of economic downturn and sluggish recovery that followed, Oregon's population increased at a slow pace in the recent past. However, Oregon's current population is showing very strong growth as a consequence of state's strong economic recovery. Population growth between 2017 and 2018 was 11th fastest in the nation.

Based on the current forecast, Oregon's population of 4.195 million in 2018 will reach 4.667 million in the year 2028 with an annual rate of growth of 1.1 percent between 2018 and 2028.

Oregon's economic condition heavily influences the state's population growth. Its economy determines the ability to retain existing work force as well as attract job seekers from national and international labor market. As Oregon's total fertility rate remains below the replacement level and number of deaths continue to rise due to aging population, long-term growth comes mainly from net in-migration. Working-age adults come to Oregon as long as we have favorable economic and employment environments. During the 1980s, which include a major recession and a net loss of population during the early years, net migration contributed to 22 percent of the population change. On the other extreme, net migration accounted for 76 percent of the population change during the booming economy of early 1990s. This share of migration to population change declined to 32 percent in 2010, lowest since early 1980s when we actually had negative net migration for several years. As a sign of slow to modest economic gain, the ratio of net migration-to-population change has registered at 87 percent in 2018 and will continue to rise throughout the forecast horizon. By 2028, all of the population growth in Oregon will come from the net migration due to the combination of continued high net migration, decline in the number of births, and the rise in the number of deaths among elderly population associated with increasing number of elderly population. With Oregon's favorable economic and environmental conditions, high level of net migration into Oregon will continue through the forecast horizon.

Age structure and its change affect employment, state revenue, and expenditure. Demographics are the major budget drivers, which are modified by policy choices on service coverage and delivery. Growth in many age groups will show the effects of the baby-boom and their echo generations during the forecast period of 2018- 2028. It will also reflect demographics impacted by the depression era birth cohort combined with changing migration of working age population and elderly retirees through history. After a period of slow growth during the 1990s and early 2000s, the elderly population (65+) has picked up a faster pace of growth and will surge to the record high levels as the baby-boom generation continue to enter this age group and attrition of small depression era cohort due to death. The average annual growth of the elderly population will be 3.0 percent during the 2018-2028 forecast period. However, the youngest elderly (aged 65-74) has been growing at an extremely fast pace in the recent past and will continue the trend in the near future exceeding 4 percent annual rate of growth due to the direct impact of the baby-boom generation entering the retirement age and smaller pre-baby boom cohort exiting the 65-74 age group. This fast paced growth rate will taper off to negative growth by the end of the forecast period as a sign of end of the baby-boom generation transitioning to elderly age group. Reversing several years of slow growth and a period of shrinking population, the elderly aged 75-84 started to show a positive growth as the effect of depression era birth-cohort has dissipated. An unprecedented fast pace of growth of population in this age group has started as the baby-boom generation is starting to mature into 75-84 age group. Annual growth rate during the forecast period of 2018-2028 is expected to be unusually high 5.5 percent. The oldest elderly (aged 85+) will continue to grow at a slow but steady rate in the near future due to the combination of cohort change, continued positive net migration, and improving longevity. The average annual rate of growth for this oldest elderly over the forecast horizon will be 2.7 percent. An unprecedented growth in oldest elderly will commence near the end of the forecast horizon as the fast growing 75-84 age group population transition into this oldest elderly age cohort.

As the baby-boom generation matures out of oldest working-age cohort combined with slowing net migration, the once fast-paced growth of population aged 45-64 has gradually tapered off to below zero percent rate of growth by 2012 and will remain at slow or below zero growth phase for several years. The size of this older working-age population will see only a small increase by the end of the forecast period. The 25-44 age group population is recovering from several years of declining and slow growing trend. The decline was mainly due to the exiting baby-boom cohort. This age group has seen positive but slow growth starting in the year 2004 and will increase by 1.5 percent annual average rate during the forecast horizon mainly because of the exiting smaller birth (baby-bust) cohort being replaced by baby-boom echo cohort. The young adult population (aged 18-24) will remain nearly unchanged over the forecast period. Although the slow or stagnant growth of college- age population (age 18-24), in general, tend to ease the pressure on public spending on higher education, college enrollment typically goes up during the time of very competitive job market, high unemployment, and scarcity of well-paying jobs when even the older people flock back to colleges to better position themselves in a tough job market. The growth in K-12 population (aged 5-17) will remain very low in the near future and will see negative growth for the rest of the forecast years. This will translate into slow growth or even decline in the school enrollments. The growth of the school-age population in the future will remain well below the overall state age rage. The growth rate for children under the age of five has remained below or near zero percent in the recent past due to the sharp decline in the number of births. Although the number of children under the age of five declined in the recent years, the demand for child care services and pre-Kindergarten program will be additionally determined by the labor force participation and poverty rates of the parents.

Overall, elderly population over age 65 will increase rapidly whereas population groups under age 65 will experience slow growth in the coming years. Hence, based solely on demographics of Oregon, demand for public services geared towards children and young adults will likely to increase at a slower pace, whereas demand for elderly care and services will increase rapidly.

Procedure and Assumptions

Population forecasts by age and sex are developed using the cohort-component projection procedure. The population by single year of age and sex is projected based on the specific assumptions of vital events and migrations. Oregon's estimated population of July 1, 2010 based on the most recent decennial census is the base for the forecast. To explain the cohort-component projection procedure very briefly, the forecasting model "survives" the initial population distribution by age and sex to the next age-sex category in the following year, and then applies age-sex-specific birth and migration rates to the mid-period population. Further iterations subject the in-and-out migrants to the same mortality and fertility rates.

Annual numbers of births are determined from the age-specific fertility rates projected based on Oregon's past trends and past and projected national trends. Oregon's total fertility rate is assumed to be 1.6 per woman in 2018 and this rate is projected to remain below the replacement level of 2.1 children per woman during the forecast period, tracking below the national rate.

Life Table survival rates are developed for the year 2010. Male and female life expectancies for the 2010-2028 period are projected based on the past three decades of trends and national projected life expectancies.

Gradual improvements in life expectancies are expected over the forecast period. At the same time, the difference between the male and female life expectancies will continue to shrink. The male life expectancy at births of 77.4 and the female life expectancy of 81.8 in 2010 are projected to improve to 79.3 years for males and 83.4 years for females by the year 2028.

Estimates and forecasts of the number of net migrations are based on the residuals from the difference between population change and natural increase (births minus deaths) in a given forecast period. The migration forecasting model uses Oregon's employment, unemployment rates, income/wage data from Oregon and neighboring states, and past trends. Distribution of migrants by age and sex is based on detailed data from the American Community Survey. The annual net migration between 2018 and 2028 is expected to remain in the range of 42,900 to 46,700, averaging 44,800 persons annually. In the recent past, slowdown in Oregon's economy resulted in smaller net migration and slow population growth. Estimated population growth and net migration rates in 2010 and 2011 were the lowest in over two decades. Migration is intrinsically related to economy and employment situation of the state. Still, high unemployment and job loss in the recent past have impacted net migration and population growth, but not to the extent in the early 1980s. Main reason for this is the fact that other states of potential destination for Oregon out-migrants were not faring any better either, limiting the potential destination choices. The role of net migration in Oregon's population growth will get more prominence as the natural increase will decline considerably due to rapid increase in the number of deaths associated with aging population and decline in the number of births largely due to the decline in fertility rate.

INITIATIVE PETITIONS, LEGISLATIVE REFERRALS AND REFERENDUM PETITIONS

Initiative Petitions

General. The State Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the State constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.

State law permits any person to file a proposed initiative with the Secretary of State's office without payment of fees or other burdensome requirements.  Because many proposed initiative measures     are submitted that do not qualify for the ballot, the State does not formally or systematically monitor the impact of those measures or estimate their financial effect prior to the time the measures qualify for the ballot. Consequently, the State does not ordinarily disclose information about proposed initiative measures that have not qualified for the ballot.

Requirements for Proposed Initiative Measures to Be Placed on the Ballot. To place a proposed initiative on a general election ballot, the proponents must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State.  Any elector may sign an initiative petition for any measure on which the elector is entitled to vote.

The initiative petition must be submitted to the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petitions to pay money to persons obtaining signatures for the petition.

Although a large number of initiative measures are submitted to the Secretary of State's office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Once an initiative measure has gathered a sufficient number of signatures and qualified for placement on the ballot, the State is required to prepare a formal estimate of the measure's financial impact. Typically, this estimate is limited to an evaluation of the direct dollar impact. Historically, a larger number of initiative measures have qualified for the ballot than have been approved by the electors.

Legislative Referrals and Referendum Petitions

The Legislative Assembly may refer constitutional amendments or statutory changes to the Oregon voters for their approval. In addition, within 90 days after the end of a legislative session, any person may file a petition seeking to have any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session referred to the voters for their approval or rejection at the next general election, or at a special election provided for by the Legislative Assembly. To place a proposed referendum on the ballot, the proponents must submit to the Secretary of State within 90 days after the end of the legislative session referendum petitions signed by the number of qualified voters equal to four percent of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. Any elector may sign a referendum petition for any measure on which the elector is entitled to vote. An act approved by the voters through the referendum process becomes effective

30 days after the date of the election at which it was approved. A referendum on part of an act does not prevent the remainder of the act from becoming effective as provided in the act.

PENSION AND POST EMPLOYMENT BENEFITS

The State is one of many participants in the statewide Oregon Public Employees' Retirement System ("PERS" or "System"). The State participates in three retirement pension benefit programs provided through PERS and three retirement healthcare benefit programs (two provided through PERS and one  provided  by  the State's  Public  Employees'  Benefit  Board  ("PEBB")).  Most public employers in Oregon, including State government employers, participate in PERS. Benefits provided through PERS are paid from the Oregon Public Employees' Retirement Fund ("OPERF"). The Public Employees' Retirement Board (the "PERS Board") administers PERS and is responsible for setting policies and for providing administrative direction to PERS.

Funding Levels. Milliman released its valuation report for the System as of December 31, 2017 (the "2017 System Report") on September 28, 2018, and the State's individual valuation report as of December 31, 2017 (the "2017 State Report") on October 16, 2018.

According to the 2017 System Report, the unfunded actuarial liability ("UAL") of the System as of December 31, 2017 decreased by approximately $3.2 billion from the System UAL as of December 31, 2016.  This decrease is due primarily to investment returns for the Oregon Public Employees Retirement Fund ("OPERF") for calendar year 2017 of 15.4%, well above the 7.2% assumed earnings rate. However, the Oregon Investment Council has recently reported investment returns for calendar year 2018 of approximately 0.5%. In a presentation to the February 1, 2019 PERS Board, Milliman estimates that the reported 2018 investment returns will cause the System-wide UAL to increase by approximately $5 billion for a total System UAL of approximately $21.6 billion as of December 31, 2018 (approximately 75% funded ratio). The effect on the State's portion of the UAL is currently unknown and will likely not be reported until the State's actuarial valuation report is released in the fall of 2019.

System Pension Programs

The three PERS pension programs are composed of two defined benefit programs and one program that has features similar to a defined contribution plan. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. A combination of participating employer contributions (determined by the PERS Board based upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, currently 6 percent of salaries and 7 percent for judges) fund these pension programs.

Employees hired before January 1, 1996 are known as "Tier 1" participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996 and before August 29, 2003 are known as "Tier 2" participants. The Tier 2 program also provides a defined benefit but with lower expected costs to employers than under the Tier 1 benefit. Employees hired on or after August 29, 2003 are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the "T1/T2 Pension Programs") known as the Oregon Public Service Retirement Plan ("OPSRP").

PERS also offers a program that has features similar to a defined contribution benefit known as the Individual Account Program ("IAP"). Effective January 1, 2004, active Tier 1, Tier 2 (T1/T2) and OPSRP employees became members of the IAP. Tier 1 and Tier 2 employees retain their existing T1/T2 Pension Program account, but the IAP account receives any future member contributions.

The funded status of the System and of the State as reported by Milliman will change over time depending on a variety of factors, including the market performance of the securities in which the OPERF is invested, future changes in compensation and benefits of covered employees, demographic characteristics of members, methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS, and other actions taken by the PERS Board and the Legislative Assembly.

As reflected in its Comprehensive Annual Financial Report for the fiscal year ended June 30, 2018, and in accordance with applicable standards issued by the Governmental Accounting Standards Board ("GASB"), the State, excluding component units, reported a net pension liability of $2.8 billion and recognized pension expenses of $569 million. The net pension liability was measured as of June 30, 2017 based on an actuarial valuation as of December 31, 2015.

Employer Contribution Rates. The State's current 2017-2019 employer contribution rates are as follows: Tier 1/Tier 2 17.68%, OPSRP General Service 9.97% and OPSRP Police and Fire 14.74%. The State's employer contribution rates for the 2019-2021 biennium are as follows: Tier 1/Tier 2 21.79%, OPSRP General Service 14.48% and OPSRP Police and Fire 19.11%.

System Pension Plan Asset and Liabilities Valuations

Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. The current PERS actuary is Milliman, Inc. ("Milliman"). Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each odd-numbered year are used to determine annual required employer contribution rates.  Valuations are released approximately one year after the valuation date. The most recent valuation report for the System is as of December 31, 2017 (the "2017 System Valuation Report").

The System Valuations include actuarial valuations for the T1/T2 Pension Programs and OPSRP. In connection with the T1/T2 Pension Programs, the State is pooled with certain local governments and community college districts (the "State and Local Government Rate Pool" or "SLGRP"). Because OPSRP's assets and liabilities are pooled on a program-wide basis, the State is pooled with all Oregon local governments in connection with OPSRP.

The PERS actuary releases the State's individual valuation reports near the end of each calendar year. These annual valuation reports provide the State's portion of the unfunded actuarial liabilities of the SLGRP and OPSRP based on the State's proportionate share of SLGRP and System covered payroll, respectively, as of the valuation date. An employer's unfunded actuarial liability ("UAL") is the excess of the actuarially determined present value of the employer's benefit obligations to employees over the existing actuarially determined assets available to pay those benefits.

Each year at the December PERS Board meeting, the actuary presents results of long-term, financial modeling using a monte carlo simulation with then-current asset allocations. The possible outcomes of such financial modeling are used, in part, by the PERS Board to inform its decisions on the adoption of certain actuarial methods and assumptions.

The Oregon State Treasury is the investment officer for the state of Oregon. Investment standards are established in ORS 293.726 and require funds to be managed as a prudent investor would do. The Oregon Investment Council ("OIC") establishes policies for the investment and reinvestment of moneys in PERS investment funds. Policies are established based on the primary investment asset class of each investment manager. The OIC has approved the following asset classes for the OPERF:  Oregon Short-Term Fund  (for cash balance), Fixed Income, Real Estate, Public and Private Equities, and Alternative Investments. In addition, OPERF invests in the Opportunity Portfolio, which may be populated with investment approaches across a wide range of investment opportunities with no limitation as to asset classes or strategies. The target investment portfolio mix at market value was revised at the OIC meeting of June 3, 2015, to 32.5 percent global equity, 17.5 percent private equity, 20 percent fixed income, 12.5 percent real estate, 7.5 percent alternatives – illiquid, 7.5 percent alternatives – diversifying strategies, and 2.5 percent risk parity.

The funded status of the pension programs will change depending on the market performance of the securities that OPERF is invested in, future changes in compensation and benefits of covered employees, demographic characteristics of members and methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS. Additionally, the market value of the investments held in OPERF is determined using various sources.

State Employer Contribution Rates

At the end of each odd-numbered year, actuarial valuations determine the employer contribution rates that are officially set by the PERS Board. Pursuant to Oregon Revised Statutes 238.225, all employers participating in PERS are required to make their contribution to PERS based on the employer contribution rates set by the PERS Board. Due to the contribution rate stabilization method ("Rate Collar"), the PERS Board-approved employer contribution rates for some employers, including the State, are currently less than the actuarially required contribution (ARC). The Rate Collar is an actuarially sound methodology that stabilizes contribution rates by spreading large rate increases over multiple biennia.

Changes in Financial Reporting for Pension Plans

The Governmental Accounting Standards Board (GASB) adopted new pension accounting standards effective for the June 30, 2014 fiscal year, which differed from historical methodologies used by the State for funding purposes and those used to represent funded status. Among the changes to the GASB standards are the inclusion of pension liabilities on a government's balance sheet; mark to market valuation of assets; lower actuarial discount rates; and the recognition of differences between expected and actual demographic and investment experience are recognized incrementally over a closed period when reporting annual employer pension expense. The new accounting standards affect financial reporting but do not require changes to funding policies.  GASB required disclosures appear annually in the CAFR.

Total and Net Pension (Asset)/Liability

Beginning with the fiscal year ended June 30, 2014, the PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to pension plans. Beginning with the fiscal year ended June 30, 2015, the State began reporting financial information in conformity with the new accounting and financial reporting requirements applicable to employers who participate in pension plans, which significantly changed the way pension liabilities are reported in their CAFRs by states and local governments. As a result of these changes, the State reports its Net Pension (Asset)/Liability based upon the State's proportionate share of the PERS system-wide Net Pension (Asset)/Liability.

Other Post-Employment Benefits (OPEB)

In addition to pension benefits provided through PERS, the State provides healthcare benefits (medical, vision and dental) through two PERS health insurance programs and through PEBB. At the time of retirement, State employees can choose whether to obtain post-employment benefits through PERS or through PEBB. Approximately 47,261 retirees receive healthcare benefits through PERS health insurance programs and approximately 903 retirees receive healthcare benefits through PEBB.

PERS-Sponsored Retirement Health Insurance Account Plan ("RHIA")

Retirees who receive pension benefits through the T1/T2 Pension Programs and are enrolled in certain PERS-administered health insurance programs may receive a subsidy towards the payment of health insurance premiums. ORS 238.420 established the Retirement Health Insurance Account program under which qualified retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. The State's employer contribution rate for the RHIA program for the 2017-19 biennium was 0.50 percent of payroll and was a component of the estimated State blended employer contribution rate of 13.81 percent for the 2017-19 biennium. As of December 31, 2017 the RHIA program has an unfunded actuarial liability of approximately $(115.7) million representing a funded ratio of approximately 126.4 percent, of which $(33.0) million is allocable to the State.

PERS-Sponsored Retiree Health Insurance Premium Account Plan ("RHIPA")

Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account plan. On or before January 1 of each year, the PERS Board calculates the average difference between the health insurance premiums paid by retired State employees under contracts entered into by the PERS Board and health insurance premiums paid by State employees who are not retired. RHIPA authorizes payment of this average difference to qualified retired State employees. The State's employer contribution rate for the RHIPA program for the 2017-19 biennium was 0.49 percent of payroll and was a component of the estimated State blended employer contribution rate of 13.81 percent for the 2017-19 biennium. As of December 31, 2017, the RHIPA program had an unfunded actuarial liability of approximately $39.5 million, representing a funded ratio of approximately 43.0 percent, all of which is allocable to the State.

Net OPEB (Asset)/Liability

Beginning with the fiscal year ended June 30, 2017, the PERS began reporting financial information in conformity with new accounting and financial reporting requirements applicable to other postemployment benefit (OPEB) plans. Beginning with the fiscal year ended June 30, 2018, the State began reporting financial information in conformity with new accounting and financial reporting requirements applicable to employers who participate in OPEB plans, which significantly changed the way OPEB liabilities are reported by states and local governments in their annual financial reports. The new accounting standards affect financial reporting, but do not require changes to funding policies.

PEBB Retiree Health Insurance Benefit Plan

In addition to the explicit pension and healthcare benefits provided to retired State employees through PERS, the State provides an implicit rate subsidy for healthcare benefits (medical, vision and dental) through PEBB to approximately 903 retirees (as of June 30, 2018) who do not receive healthcare benefits through PERS and are not yet eligible for Medicare. This PEBB's rate subsidy is considered a State obligation for accounting purposes to comply with OPEB standards (GASB 75). The PEBB OPEB obligation exists because the State is providing an implicit rate subsidy to retirees to purchase healthcare through the PEBB at the same premium amount as active employees.

The State's actuary for PEBB prepared an actuarial valuation as of July 1, 2017 (the "2017 PEBB Valuation") for purposes of complying with the OPEB standards. The valuation was prepared using the Entry Age Normal actuarial cost method. Significant assumptions used in the actuarial valuation include projected payroll growth of 3.5 percent and a 3.87 percent discount rate. Under GASB 75, pay-as-you-go plans must use a discount rate that reflects a yield or index rate for 20-year tax-exempt general obligation municipal bonds with an average rating of AA/Aa or higher. The discount rate assumed for the June 30,

2018 reporting date reflects the Bond Buyer 20-Year General Obligation Bond Index. The valuation uses a medical healthcare cost inflation adjustment of 0.8 percent for fiscal year 2018, 5.1 percent for 2019, 5.3 percent for 2020, an average of 5.6 percent between fiscal years 2021 and 2046, and the rate grades down from 5.6 percent to 4.2 percent between fiscal years 2047 and 2097. The dental healthcare cost inflation adjustment was (1.1) percent for 2018, 3.1 percent for 2019 and 4 percent for all subsequent fiscal years. The plan's inflation assumption is 2.5 percent. There is no contractual obligation for this pooled healthcare program, but it is being calculated in the Valuation and reported in the State's financial statements as a means to comply with OPEB standards.

DEBT AUTHORITY AND BOND ISSUANCE

Administration

Oregon law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond sales and issues all bonds for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and to work together to obtain the most favorable market reception. In addition, the uniform approach permits greater control of the State's overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.

The State Treasurer advises the Governor on the total biennial bonding level for State agency programs in the development of the Governor's recommended budget. The Legislative Assembly authorizes bonds to be issued for each agency's program in the "biennial bond bill". The Governor's recommended budget includes requests by agencies for bonds to fund their capital project needs, as well as agencies' grant and loan programs. The Legislative Assembly reviews each program request and approves what it determines to be an appropriate level of issuance in the biennial bond bill.

The State generally issues four types of "long-term" financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State also may issue full faith and credit short-term borrowings, known as "Tax Anticipation Notes." The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bond bill.

Prior to the issuance of bonds, agencies typically submit reports to the State Treasurer that project future cash flows, the agency's ability to meet future debt service, and the agency's historical performance on payments and delinquencies. Agencies must also provide cash flow projections and other requested information to the State Treasurer on a periodic basis. Agency bond programs may be audited annually with the audit results published as soon after the audit as possible.

Capital Needs and Budget Process

Oregon law requires the Governor's recommended budget to include capital construction needs for a minimum of six years. Prior to the biennial preparation of the Governor's recommended budget, agencies submit their projected capital needs for the upcoming biennium and for the two subsequent biennia. These requests are evaluated and placed in the Governor's recommended budget under one of two categories: capital improvements (less than $1,000,000) or major construction and acquisition projects ($1,000,000 or more). The capital improvement projects are included in agency operating budget appropriation bills. The major construction and acquisition projects are approved by the Legislative Assembly in the capital construction bill.

Authorization

The Oregon Constitution generally prohibits state government from incurring any indebtedness that exceeds $50,000. Consequently, all general obligation bonds are authorized by an amendment to the Oregon Constitution that has been approved by Oregon voters and that permits bonds to be issued as an exception to the constitutional debt limit.

General Obligation Bonds

The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The general obligation bond programs are also subject to legislative direction. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters.

The State's general obligation debt is secured by a pledge of the full faith and credit and statutory taxing power of the State of Oregon. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax, where authorized by the Oregon Constitution, may also be levied to pay some general obligation bonds, although the State has not levied such a tax to pay any bonds in many years.

There are 17 constitutionally authorized general obligation bond programs. Although each of these programs may draw on the State's General Fund or other taxing authority, many of the programs are fully self-supporting from program or other revenue streams.

The following active general obligation bond programs are primarily supported by the State's General Fund: Higher Education Facilities and Community College Bonds, Pollution Control Bonds, Oregon Opportunity Bonds, Seismic Rehabilitation Bonds for Public Education and Emergency Services Buildings, and a portion of the Pension Obligation Bonds and State Property Bonds. Additionally, the Oregon Constitution authorizes the State to incur indebtedness to provide grants to school districts through the Department of Education to assist in financing capital costs of school districts.

The following general obligation bond programs are either partially or fully self-supporting: Veterans' Welfare Bonds, Higher Education Facilities Bonds, Pollution Control Bonds, Water Resources Bonds, Elderly and Disabled Housing Bonds, Alternate Energy Bonds and a portion of the Pension Obligation Bonds and State Property Bonds.

In addition to the general obligation bond programs described above, the Oregon Constitution authorizes the State Treasurer to pledge the full faith and credit of the State to guarantee the general obligation bonds of Oregon's common or union high school districts, education service districts or community college districts. As of January 2019 the State guarantees outstanding school district bonds of approximately $7.4 billion under this program and has not issued any bonds under this authorization.

Tax Anticipation Notes

ORS 286A.045 authorizes a short-term, full faith and credit, borrowing program for the State through the issuance of Tax Anticipation Notes (TANs). The State may borrow and issue notes in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. They are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State General Fund or other available revenues are insufficient to pay the TANs, the State Treasurer may use internal borrowing to make any required payment.

Appropriation Credits

The State also issues appropriation credits that are special limited obligations of the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due.

Certificates of Participation. Under Oregon law (ORS 283.085 to 283.092), the State is authorized to enter into financing agreements to finance real and personal property projects for State agencies using certificates of participation. Each certificate represents an interest in and right to receive a portion of loan payments made by the State to a trustee for the certificate holders. The State's obligation to make the loan payments is subject to appropriation by the Legislative Assembly of the payment amounts each biennium. In some cases, the State's repayment obligation is also secured by a pledge of certain projects financed by the certificates as collateral. Following voter approval of an amendment to the Oregon Constitution in 2010 that authorizes the State to issue general obligation bonds to finance real and personal property projects under Article XI-Q of the Oregon Constitution, the State expects to use Certificate of Participation authority on a more limited basis.

Direct Revenue Bonds

State revenue bond programs operate under statutory authority from the Legislative Assembly. Each program is fully self-supporting, and has no general obligation backing from the State. The Legislative Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. The Legislative Assembly normally limits revenue bonds to a specific dollar amount.

The following are active revenue bond programs authorized by the Legislative Assembly: State Highway User Tax Bonds, Lottery Revenue Bonds, Oregon Bond Bank Revenue Bonds, and Single-Family and Multifamily Housing Revenue Bonds.

Conduit Revenue Bonds

The State has three authorized and active conduit or "pass-through" revenue bond programs consisting of the Oregon Facilities Authority, Industrial and Economic Development Revenue Bonds, and Housing Development Revenue Bonds. The Legislative Assembly has authorized these conduit revenue bond programs, and pursuant to that authority the State is the issuer of the bonds. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

LITIGATION

Members of the public and advocacy groups from time to time assert that they intend to file a legal action against the State challenging certain programs, laws or actions that the State or its officers or agencies have taken. Because the State cannot be certain as to whether such actions will actually be filed, the legal assertions that may be made in a potential action or the remedy sought in terms of the amount of damages or performance requested of the State, the State includes as threatened litigation only situations in which the State is engaged in active settlement negotiations with a person or advocacy group in order to pre-empt filing of a lawsuit.

Claims Against the State of Oregon Exceeding $200 Million

Forest Management Rules Challenge

On March 10, 2016, Linn County filed a complaint for a class action lawsuit against the State regarding the rules under which timber is harvested on State forest lands. The county claims that actions taken under a 1998 rule adopted by the State's Department of Forestry breaches statutory contracts between the State and the counties under which the State received donations of forest lands from the counties. The State has managed the lands pursuant to forest management plans that the counties allege have reduced the revenues paid to counties because of conservation measures. On behalf of the class, the county seeks to recover lost revenues of approximately $528.6 million since 2001 and future damages of $881 million. The court has certified the class. The class on whose behalf the county has filed suit consists of 14 counties and approximately 130 government taxing districts that share or receive revenues for the State forest lands. The State brought summary judgment motions against the claims, but the court denied them. The case is now proceeding to trial scheduled for October 24, 2019. It is too early for the State to estimate the actual liability, if any, that might be imposed due to the lawsuit, but the State plans to vigorously defend against the lawsuit.

Cover Oregon

In 2011, the State hired a private contractor, Oracle America, Inc. ("Oracle"), both to modernize its social services systems and to develop a health insurance exchange website through which Oregonians would shop for and obtain the insurance coverage required in the federal Affordable Care Act. The State paid more than $240 million for Oracle products and services. The website, however, never worked and in November 2014, the State transitioned its health insurance exchange to the federal website. The modernization project was put on hold.

As a result of the failure of the website to become fully functional and the failure of the modernization of the social services systems, the State and Oracle engaged in extensive litigation. The parties settled the litigation in 2016.

The start-up of Oregon's health insurance exchange, along with the exchanges of a number of other states, is also the subject of federal inquiries into the use of federal grant funds on the health insurance exchange project. It is possible that the federal government could determine that certain expenditures for Oregon's health insurance exchange and social services modernization project were improper or otherwise returnable. If that occurs, it is possible the federal government may seek repayment from the State for any disallowed amounts, up to the full amount the federal government paid the State, approximately $300 million.

Potential Superfund Site Liability

Two State agencies are participating in a confidential, non-judicial mediation process that will result in an allocation of costs associated with the investigation and cleanup of the in-river and upland portions of the Portland Harbor, an approximately IO-mile stretch of the lower Willamette River area that the U.S. Environmental Protection Agency (the "EPA") has listed as a Superfund site under the federal Superfund law ("CERCLA"). Over 200 parties, private companies and public entities, may eventually be found liable for a share of the costs related to investigation and clean-up of the Portland Harbor Superfund Site.

The Oregon Department of Transportation ("ODOT") and the Oregon Department of State Lands ("DSL") have received General Notice Letters from the EPA informing them that the State, by and through those agencies, is a potentially responsible party ("PRP") under CERCLA for cleanup costs at the site. The

EPA's letter to ODOT asserts that ODOT may incur CERCLA liability in part for hazardous substances in storm water draining into the Portland Harbor from ODOT-owned  highways and bridges,  as well as for potential third-party releases from property owned, leased, or operated by ODOT in  the  Portland  Harbor. As to DSL, the EPA's letter charges that the State, through DSL and the State Land Board, is a PRP because of releases of hazardous substances by third-parties on submerged and submersible leased lands owned by the State in trust for the public and managed by DSL.

On January 6, 2017, EPA issued its final cleanup plan for the Portland Harbor Superfund site in a document called the Record of Decision ("ROD"). The ROD requires a mix of ultimate cleanup actions- dredging, capping, enhanced natural recovery and monitored natural recovery, which EPA estimates will cost $1.05 billion and take approximately 13 years to complete. Liable parties under CERCLA are responsible for funding this remedial action, as well as other preliminary actions required before full implementation of the ROD, such as additional investigations, remedial design, and agency oversight. The Portland Harbor Superfund mediation will allocate response costs among all liable parties. If the mediation is successful, it will culminate in a settlement proposal, which if accepted by the EPA will be memorialized in a judicial Consent Decree filed in the Oregon federal district court.

In September 2018, the EPA signed an Administrative Settlement and Order on Consent which obligates four PRP parties to undertake pre-remedial design sampling to investigate the current state of sediment contamination in the site. This sampling investigation and related deliverables to EPA are scheduled to be completed in mid-2019.

It is too early to estimate the proportionate share of liability for cleanup costs, if any, that may ultimately be allocated to the State agencies in the course of the mediation process. It is not known when the mediation process will end.

The Portland Harbor Superfund will also involve a separate allocation of liability for injuries to natural resources caused by contamination at the site, which is an additional type of recovery under the Superfund law known as natural resource damages ("NRD"). This NRD claim is asserted against all PRPs, including ODOT and DSL, by the Portland Harbor natural resource trustees, a group composed of five tribes, two federal agencies and the State, acting through its trustee, the Oregon Department of Fish and Wildlife. The trustees have initiated a cooperative injury assessment process funded by thirty parties, the goal of which is to reach settlements of the NRD claim based on readily available information. The State is seeking a settlement of its NRD liabilities. It is too early to evaluate what, if any, share of liability either ODOT or DSL may ultimately bear for this NRD claim.

The State is pursuing claims for insurance coverage of its Portland Harbor defense costs and expects to make additional insurance claims in the future for any eventual  liabilities  for cleanup  costs  and  NRD. These claims are based on commercial general liability insurance policies the state held from 1968 to 1972, and on insurance policies that listed DSL and ODOT as additional insureds. These insurance carriers have agreed to participate in funding the State's defense in Portland Harbor proceedings, but have reserved their rights to deny indemnity coverage. In October 2015, the State filed suit in state court against its primary insurance carrier, Pacific Indemnity Co., asserting that Pacific Indemnity is obligated to fund a greater proportion of the State's defense costs in Portland Harbor than it has so far. Other insurance carriers whose policies are at issue joined the lawsuit. As of October 2018, the State has reached a binding agreement in principle with Pacific Indemnity and several other insurers regarding their obligation to pay for most of the State's defense costs, but that agreement has not yet been reduced to a written agreement. The State remains in litigation over defense costs with two additional insurers.

Community Care Organization

A coordinated care organization in Oregon, Family Care, Inc. ("FamilyCare") contested the 2015 and 2016 reimbursement rates from the State that funded the organization's operations. In June 2016, the Oregon Health Authority (OHA) and FamilyCare entered into a settlement agreement resolving their financial disputes for the 2015 and 2016 rate years.  OHA agreed that it would not use compensation awarded under the settlement agreement as a basis for limiting the amount that could be paid to Family Care in future rate years. In December 2016, OHA and FamilyCare entered into a dispute resolution agreement setting forth a protocol for the parties to try to resolve FamilyCare's concerns that OHA had violated the settlement agreement in setting its 2017 rates.

In February 2017, FamilyCare filed a lawsuit challenging its 2017 contract rates; FamilyCare has since amended its complaint four times to add new claims. The fourth amended complaint includes the following claims against OHA and the current and former Directors: (a) breach of express and implied terms in the 2016 settlement agreement by using the amounts paid under the settlement agreement to limit or reduce FamilyCare's 2017 and 2018 rates; (b) breach of express and implied terms of the dispute resolution agreement (c) intentional interference with FamilyCare's business relations; (d) a claim under Oregon's Administrative Procedures Act alleging, among other things, that FamilyCare's 2017 and 2018 rates are not actuarially sound as required by federal law; (e) a federal civil rights claim alleging taking of Family Care's property rights to business goodwill and "reasonable expectation to actuarially sound rates" and retaliation against FamilyCare for exercise of its first amendment rights; and (f) breach of contract for failure to provide actuarially sound rates. FamilyCare seeks specific performance and money damages in the amount of at least $111 million plus attorney fees and seeks a judicial declaration that would effectively prohibit OHA from paying FamilyCare at the 2017 or 2018 contract rates. Through the course of litigation some of the claims have been eliminated, but the general theories, themes and damages remain. Some of the court's decisions on motions for summary judgment have been taken up on immediate appeal. The trial court action has been stayed pending the outcome of those appeals.

Challenge to Disconnect to Federal Tax Provision

In the 2018 Legislative Session, the Legislative Assembly enacted SB 1528 which, among other things, disconnected the Oregon definition of taxable income from a deduction provided under the federal Tax Cuts and Jobs Act in section 199A(a) of the Internal Revenue Code. Otherwise, that change under the federal Tax Cuts and Jobs Act would have resulted in changing the Oregon definition of taxable income for tax years beginning January 1, 2018, thereby resulting in the loss of approximately $258.4 million in General Fund revenue for the 2017-2019 biennium, due to the federal tax law changes. SB 1528's disconnection from IRC section 199A(a) prevented that revenue loss. Two State senators filed a lawsuit in the Oregon Tax Court asserting that the bill was a revenue raising measure that did not originate in the House and did not pass with a supermajority in violation of the requirements of the Oregon Constitution for a bill that raises revenue. The State asserted that the bill did not constitute a bill for raising revenue as that phrase has been interpreted by the Oregon courts. The court ruled in favor of the state, upholding SB 1528.  At least one of the senators reportedly does not intend to appeal the decision.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

THE CASCADES TRUST
PART C:  OTHER INFORMATION

ITEM 28. Exhibits

(a) (i)	Amended & Restated Declaration of Trust (xxiii)

(a)(ii)	Schedule B to Amended & Restated Declaration of Trust (xxiv)

(b)	Amended & Restated By-laws (xxiii)

(c)	See Amended & Restated Declaration of Trust and Amended & Restated By-laws filed under Items 28(a) and 28(b).

(d) (i)	Advisory and Administration Agreement (xvi)

(ii)	Sub-Advisory Agreement (xvii)

(iii)	Investment Advisory Fee Waiver Agreement (xxvii)

(e) (i)	Distribution Agreement (vi)

(ii)	Sales Agreement for Brokerage Firms for Aquila Tax-Free Trust of Oregon Portfolio (iii)

(iii)	Sales Agreement for Financial Institutions for Aquila Tax-Free Trust of Oregon Portfolio (iii)

(iv)	Sales Agreement for Investment Advisers for Aquila Tax-Free Trust of Oregon Portfolio (iii)

(v)	Shareholder Services Agreement (viii)

(vi)	Anti-Money Laundering Amendment to Distribution Agreement (ix)

(f)	Not applicable

(g)	Custody Agreement for Aquila Tax-Free Trust of Oregon Portfolio (xxiii)

(h) (i)	Transfer Agency and Shareholder Services Agreement (xxv)

(ii)	Fund Accounting Agreement (xxiii)

(i)	Opinion of Trust's Counsel (xiv)

(j)	Consent of Independent Registered Public Accounting Firm (xxvii)

(k)	Not Applicable

(l)	Not Applicable

(m)(i)	Distribution Plan (xxiv)

	(ii)	Shareholder Services Plan (iv)

	(n)	Plan Pursuant to Rule 18f-3 (xxiv)

	(o)	Reserved

	(p)	Codes of Ethics

	(i)	The Trust (xviii)
	(ii)	The Manager and The Distributor (xvii)
	(iii)	The Sub-Adviser (xviii)

N/A		Powers of Attorney (xviii) (xxii)

(i)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 17 dated January 31, 1996 and incorporated herein by reference.

(ii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 18 dated April 3, 1996 and incorporated herein by reference.

(iii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 19 dated January 24, 1997, and incorporated herein by reference.

(iv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 20 dated December 1, 1997, and incorporated herein by reference.

(v)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 23 filed January 28, 1999 and incorporated herein by reference.

(vi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 24 dated January 28, 2000 and incorporated herein by reference.

(vii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 25 dated January 31, 2001 and incorporated herein by reference.

(viii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 26 dated January 23, 2002 and incorporated herein by reference.

(ix)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 27 dated January 29, 2003 and incorporated herein by reference.

(x)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 28 dated January 29, 2004 and incorporated herein by reference.

(xi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 29 dated January 29, 2005 and incorporated herein by reference.

(xii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 30 dated January 30, 2006 and incorporated herein by reference.

(xiii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 31 dated January 30, 2007 and incorporated herein by reference.

(xiv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 32 dated January 30, 2008 and incorporated herein by reference.

(xv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 33 dated January 29, 2009 and incorporated herein by reference.

(xvi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 35 dated January 29, 2010 and incorporated herein by reference.

(xvii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 37 dated January 28, 2011 and incorporated herein by reference.

(xviii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 38 dated January 27, 2012 and incorporated herein by reference.

(xix)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 40 dated January 24, 2013 and incorporated herein by reference.

(xx)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 42 dated July 25, 2013 and incorporated herein by reference.

(xxi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 44 dated July 24, 2014 and incorporated herein by reference.

(xxii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 46 dated July 23, 2015 and incorporated herein by reference.
(xxiii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 49 dated July 25, 2016 and incorporated herein by reference.

(xxiv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 51 dated March 31, 2017 and incorporated herein by reference.

(xxv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 53 dated July 24, 2017 and incorporated herein by reference.

(xxvi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 55 dated July 24, 2018 and incorporated herein by reference.

(xxvii)	Filed herewith.

ITEM 29. Persons Controlled By Or Under Common Control With Registrant

None

ITEM 30. Indemnification

Article IX of the Registrant's Amended and Restated Declaration of Trust, filed as an exhibit to Post-Effective Amendment No. 49 to the Registrant's Registration Statement on Form N-1A dated July 25, 2016, is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser and Sub-Adviser

The business and other connections of Aquila Investment Management LLC, the Trust's Investment Adviser and Manager is set forth in the prospectus (Part A).  For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

The Sub-Adviser, Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, is an independent registered investment adviser.  The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $1.1 billion in assets under management. It has a local office at 222 S.W. Columbia Street, Suite 1400, Portland, OR 97201 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.  For information as to the business, profession, vocation, or employment of a substantial nature of the directors and officers of Davidson Companies, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 32. Principal Underwriters

(a)  Aquila Distributors LLC serves as principal underwriter to the following Funds, including the Registrant: Aquila Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Arizona, Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund and Aquila Tax-Free Trust of Oregon.

(b)  For information about the directors and officers of Aquila Distributors LLC, reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)  Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser the custodian, and the transfer agent, whose addresses appear in or on the back cover pages of the Prospectus and the Statement of Additional Information.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 24th day of July, 2019.

THE CASCADES TRUST
(Registrant)

By: /s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 24, 2019.

SIGNATURE	TITLE

/s/ Diana P. Herrmann
Diana P. Herrmann	Vice Chair, President and Trustee

/s/ Gary C. Cornia*
Gary C. Cornia	Trustee

/s/ James A. Gardner *
James A. Gardner	Chair of the Board of Trustees

/s/ John W. Mitchell*
John W. Mitchell.	Trustee

/s/ Patricia L. Moss*
Patricia L. Moss.	Trustee

/s/ Ralph R. Shaw *
Ralph R. Shaw	Trustee

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By:       /s/ Diana P. Herrmann
Diana P. Herrmann
*Attorney-in-Fact, pursuant to Power of Attorney

THE CASCADES TRUST
Exhibit List

(d) (iii)	Investment Advisory Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm